As filed with the Securities and Exchange Commission on XX

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21316

THE KENSINGTON FUNDS

(Exact name of registrant as specified in charter)

4 Orinda Way, Suite 200-C, Orinda, CA 94563

(Address of principal executive offices) (Zip code)

US Bancorp Fund Services, LLC
2020 East Finanical Way, Suite 100
Glendora, CA 91741

(Name and address of agent for service)

Kensington Investment Group, Inc.
(800) 253-2949

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Item 1. Report to Stockholders.

A N N U A L R E P O R T

Y E A R E N D E D D E C E M B E R 3 1 , 2 0 0 7

THE KENSINGTON FUNDS

Real Estate Securities Fund

Strategic Realty Fund

Select Income Fund

International Real Estate Fund

Global Real Estate Fund

Global Infrastructure Fund

Income Oriented.

Value Driven.

Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By themselves the Funds do not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to tolerate changes in the value of their investments.

The foregoing information and opinions are for general information only. The Kensington Funds and Kensington Investment Group, Inc. do not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice and are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

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T H E K E N S I N G T O N F U N D S

A LE T T E R F R O M T H E PR E S I D E N T

Dear Investor,

As Warren Buffet once said, “It’s only when the tide goes out that you learn who’s swimming naked.” When the tide went out on subprime residential mortgages this summer, it revealed the pervasive risk-taking in the credit markets with which the globe is now coming to terms. Real Estate Investment Trusts’ (REITs) exposure to subprime was largely collateral, more of guilt by association than a direct link to the sector’s problems. The impact on investor sentiment, however, was quite real and U.S. REITs suffered the sector’s worst sell-off in close to ten years. These challenges, we believe, will present opportunities in the months ahead as stability returns to the markets.

During our 20-year history, our team has weathered numerous market crises, consistently identifying opportunities for our clients. We have managed this largely by maintaining focus on value, neither panicking during a market downturn nor riding too high during periods of exuberance. We continue to find potential advantages for our clients through diversification into global markets and by maintaining a strong focus on core investments. One such opportunity we see today is investing in global infrastructure assets, and in June of last year, we launched one of the first global infrastructure mutual funds in the U.S.

Over the last five years, we have provided competitive returns for our clients and believe that the long term outlook for real estate, infrastructure and senior securities is positive going forward. Notably, the Kensington Global Infrastructure Fund has returned 9.12% (A share at NAV) since its inception on June 29, 2007 through December 31, 2007 and we believe the fund can be a strong performer in the years ahead.

I N V E S T M E N T R E V I E W

Global Real Estate: Shifting from Greed to Fear

UNITED STATES As 2007 began, robust earnings growth and tremendous merger-acquisition activity had lifted U.S. REIT prices to historic highs. Institutional capital’s voracious appetite for real estate, highlighted by the purchase and subsequent resale of the Equity Office Property portfolio at historically low cap rates, pushed the year-to-date return (through February 7th) on U.S. REITs to 12.42%[1], capping off seven years of exceptional growth.

Though fundamentally different businesses, problems in residential real estate spilled into the commercial sector as fears rose over pervasive lending irregularities. By late summer, tighter lending requirements were creating a global credit crunch that effectively shut down merger and acquisition activity. This in turn resulted in lower property value estimates and, combined with slower economic growth projections, sent many investors to the sidelines. By year-end, U.S. REITs, as measured by the FTSE NAREIT Composite Index, were down 17.74% for 2007.[2]

YEAR-END 2007 REAL ESTATE STOCK RETURNS BY COUNTRY
	Hong Kong Singapore New Zealand Canada Australia Japan Continental Europe United States U.K.	58.52% 15.19% 13.67% 3.42% 2.89% -6.41% -14.40% -16.40% -35.18%

Source: EPRA, in U.S. dollars, 12/31/07.

Still, U.S. property market fundamentals remain relatively healthy. Vacancy rates are steady across most geographic markets and should not rise dramatically given the limited amount of supply in the pipeline. Demand is expected to taper in response to slower economic growth, but we believe real estate markets are better positioned to ride out the coming downturn than in previous cycles.

While it is impossible to say whether we have reached the bottom, we believe that the decline in U.S. REIT pricing over the last year clearly takes into account many of the macroeconomic and property-specific concerns dominating investor sentiment. In our view, this has resulted in highly attractive valuations. U.S. REITs currently trade at 16% discounts to recent transaction prices and offer yields well above the 10-year Treasury. In addition, REITs are trading at P/E multiples below the S&P 500.[3]

T H E K E N S I N G T O N F U N D S

REIT PREFERRED MARKET Valuations on REIT preferred securities are perhaps even more compelling. Preferred yield-to-Treasury spreads are at their highest level in nearly a decade and are substantially above the long term average. We believe these spreads will eventually narrow and the shares should continue to offer high yields relative to alternatives.

EUROPE Similar to the U.S., European REIT stocks enjoyed several years of dynamic growth heading into 2007. The market was up 62.79% in 2006[4], supported by strong fundamentals and a healthy appetite for the asset class. Interest rate increases by the Bank of England and the European Central Bank early in the year, however, turned investment sentiment squarely against real estate. Stock prices further eroded in response to a re-pricing of risk. Investor return requirements, which had steadily declined since 2003, reversed course in 2007. Higher capital costs and a more cautious view of future rent growth were largely responsible for the rise. Negative results were most pronounced in the U.K. with REIT stocks down 35.18% for the year.[5] Continental Europe fared somewhat better at -14.40%.[6]

Property market fundamentals remain strong in the U.K. and Continental Europe, but in the U.K., rising caution regarding new supply, specifically in the Central London office market, has negatively impacted stock performance. Close to five million square feet is set to deliver in 2008 and while the market is exceptionally tight (approximately 97% occupied at year-end 20077), demand may be scaled back by weaker economic growth.

REITs in both the U.K. and Continental Europe are now trading at significant discounts to underlying asset values. We believe there is a strong possibility that property values will decline over the next two years in the U.K. and Continental Europe, but discounts should remain significant. While slower economic expansion is a growing possibility in the year ahead, the size and stability of this region make current pricing highly attractive.

ASIA-PACIFIC The Asia-Pacific region significantly outperformed both the U.S. and Europe in 2007, although returns through the first half of the year were much stronger than the latter half. The final three months of 2007 were especially difficult. With the exception of Hong Kong, all of Asia-Pacific reported negative returns in the fourth quarter. Mirroring their counterparts in the West, Asia-Pacific REITs experienced a pricing correction related to credit and valuation concerns.

Performance varied dramatically by region. Hong Kong was up a remarkable 58.52% for the year as it continues to capitalize on access to the tremendous growth potential in China.[8] Japan, on the other hand, reported a -6.41% return for the year, a figure that masks a 16.22% loss in the fourth quarter.[9] Australia’s property markets continue to report healthy rent growth, but Australian REITs suffered a sell-off late in the year over fears that valuations may be too high. Strong fundamentals in Singapore allowed for another year of solid returns.

Powered by the most dynamic economies in the world, Asia-Pacific GDP growth should continue to outpace most of the globe, which in turn should support steady property market fundamentals. As fears of a U.S. recession and its impact on the global economy rise, REIT performance in Asia-Pacific is likely to remain highly divergent by region. We believe there are numerous opportunities in Asia-Pacific, but careful geographic and sector selection are becoming increasingly important.

Infrastructure: New Opportunities

In June of 2007, we introduced one of the first infrastructure mutual funds in the U.S. The Kensington Global Infrastructure Fund invests in the basic building blocks required for economies to function: transportation, communication, energy, utilities, and capital goods such as building materials, engineering, metal and mining companies, among others. Infrastructure is quickly becoming an important portfolio diversifier given its low correlation to other asset classes and strong growth potential.

Over the years, an increasing number of countries around the world have opted to privatize their infrastructure assets to obtain needed capital, creating new investment opportunities. At the same time, the combined forces of globalization and urbanization are generating surging demand for new infrastructure projects that could cost $30 trillion through 2030.[10] These new expenditures will create a wide range of new investment choices.

2

While the last six months of 2007 proved to be a highly challenging environment for most investment vehicles, infrastructure managed a strong performance. The asset class reported an 8.78% return for the last half of the year versus the global equities return of 1.86%, emphasizing its ability to operate as an effective diversifier.[11]

I N V E S T M E N T O U T L O O K

Negative Sentiment Continues to Dominate, Strong Possibility of a U.S. Recession: Fundamentals and Valuations Should Ultimately Drive Returns

While risks dominate the headlines, we believe that healthy fundamentals and prospects for consistent earnings growth will return to the forefront once fallout from the credit crisis and fears of slower economic growth subside. Over the near term, however, significant challenges face investors in most regions around the world.

We have adjusted our investment strategies to reflect the strong possibility of a U.S. recession in 2008. U.S. leadership and the Federal Reserve Bank are taking aggressive action to ward off the downturn but the measures may not be enough to overcome the slump in consumer spending, the backbone of U.S. economic activity.

Despite evidence that the economies of Asia and Europe have somewhat “decoupled” from the U.S., we believe a downturn in the U.S. will impact the global economy. The old saw, “When the U.S. economy sneezes, Asia gets a cold” may no longer be true, but U.S. consumers continue to constitute a significant portion of the world’s customer base and a downturn in domestic spending is highly likely to impact demand for foreign goods. In addition, many foreign banks have sizeable exposure to the subprime mortgage market and other U.S. equities, suggesting that instability in the U.S. financial markets will play out in the foreign exchanges, as well.

GLOBAL REIT OUTLOOK We believe publicly traded REITs are well positioned to take advantage of the current investment environment. Representing some of the largest companies in the sector, publicly traded REITs are typically characterized by high quality assets and seasoned management teams. In addition, publicly traded REITs tend to have conservative balance sheets with low leverage levels and access to multiple capital sources. These should prove to be valuable attributes in the volatile months ahead.

Real estate remains an important component of core portfolios, providing diversification, predictable cash flow from long term leases and a hedge against inflation. REITs have emerged as a preferred method of real estate ownership thanks to the transparency and liquidity they bring to the asset class. As these benefits are acknowledged globally, REIT structures are forming in numerous countries, opening up overseas property markets to an increasing pool of global investors.

GLOBAL INFRASTRUCTURE OUTLOOK Given the demands of rising population and increased urbanization, we believe infrastructure will be a significant growth sector in the years ahead. Estimates suggest emerging market infrastructure spending from 2007 to 2009 alone will exceed $1 trillion.[12] While infrastructure offers some of the key risk-return characteristics of core real estate investments: the ability to own hard assets with predictable income that is typically inflation protected, it has an important difference in that assets typically have a monopoly or near-monopoly in the market and therefore skirt the risk of competing supply. In our view, infrastructure’s unique characteristics and tremendous future growth potential will make it an increasingly dynamic investment vehicle. By gaining exposure to the asset class early, we believe we are well-positioned to capitalize on the investment opportunities ahead.

T H E K E N S I N G T O N F U N D S

C O N C L U S I O N

History shows that crises operate in cycles. Over the last 20 years, global financial markets have persevered through numerous upheavals, each precipitated by highly diverse catalysts. In each case, markets ultimately stabilized, usually after easing by central banks, and then enjoyed periods of strong performance.

Only time will tell if this year’s credit crunch will track a similar path; however, if history is any indication, investment markets will recover well before all the economic storm clouds lift.

In the real estate space, despite the recent volatility, our views have not changed–we believe that exposure to global commercial real estate will benefit investment portfolios over reasonable timeframes, due to the asset class’ potential for total return, current income and diversification benefits. We also believe U.S. REIT preferred stocks are oversold and represent a compelling value now.

In the infrastructure sector, we believe infrastructure’s unique characteristics and potential for strong growth in the years ahead make it an important addition to investors’ portfolios.

We look forward to working for you in the year ahead.

Sincerely,

JOHN KRAMER
and the Kensington Investment Committee

Past performance is no guarantee of future results.

Investments in Mortgage Backed Securities include additional risks including but not limited to credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars. Please refer to the individual fund pages for most index definitions.

Price-Earnings Ratio (P/E Ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings. It is calculated as the market value per share divided by earnings per share. It is also sometimes know as “price multiple” or “earnings multiple”.

[1] Bloomberg, FTSE NAREIT Composite Index, 1/1/07-2/7/07
[2] FTSE NAREIT Composite Index, 1-year return, 2007
[3] Citigroup, 1/2/08
[4] EPRA, in U.S. dollars, 12/31/06
[5] EPRA, in U.S. dollars, 12/31/07
[6] EPRA, in U.S. dollars, 12/31/07
[7] CB Richard Ellis, 4Q 2007
[8] EPRA, in U.S. dollars, 12/31/07
[9] EPRA, in U.S. dollars, 12/31/07
[10] Macquarie Research, May 2007
[11] S&P Global Infrastructure Index, MSCI World Index, 12/31/07
[12] Merrill Lynch, May 2007

4

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K E N S I N G T O N R E A L E S T A T E S E C U R I T I E S F U N D

R E S U L T S AT A G L A N C E

AVERAGE ANNUALIZED RETURNS FOR PERIODS ENDED DECEMBER 31, 2007 WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION (12/31/02)	TRAILING 12-MONTH CASH DISTRIBUTION RATE [1]	30-DAY SEC YIELD [2]

Real Estate Securities Fund at NAV	-16.55%	8.34%	17.46%	17.46%	2.67%	5.64%
with sales load	-21.35%	6.22%	16.07%	16.07%	2.52%	5.31%
MSCI U.S. REIT Index [3]	-16.73%	8.23%	17.90%	17.90%
S&P 500 Index [4]	5.46%	8.62%	12.82%	12.82%
Expense Ratio: 1.45%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days.

Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data shown with the load reflects the Class A maximum sales charge of 5.75%. Results for other share classes can be found on page 20.

The Adviser has a contractual agreement in place until December 31, 2010 to waive expenses and receive reimbursement. Currently, expense levels have not been exceeded nor is the fund reimbursing the Adviser for any fees waived in the past.

[1] The cash distribution rate is the sum of the trailing 12 months of cash distributions, excluding capital gains distributions, divided by the most recent net asset value.
[2]

The 30-Day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[3]

The MSCI U.S. REIT Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. The index was developed with a base value as of December 31, 1994.

[4]

The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

There are risks involved in investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The fund may also invest in small or relatively new or unseasoned companies, which involve additional risks such as limited liquidity and greater volatility.

P O R T F O L I O H O L D I N G S % of Portfolio Holdings by Property Type as of December 31, 2007

Portfolio holdings are subject to change. Due to rounding, values may not total 100%.

6

G R O W T H O F A $1 0 , 0 0 0 I N V E S T M E N T Period from fund inception on December 31, 2002 to December 31, 2007

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. This chart does not imply any future performance. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended December 31, 2007:

CLASS A SHARES *	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION (12/31/02)

reflecting 5.75% maximum sales charge	-21.35%	6.22%	16.07%	16.07%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days.

* Performance for other share classes can be found on page 20.

K E N S I N G T O N R E A L E S T A T E S E C U R I T I E S F U N D

M A N A G E M E N T ’ s D I S C U S S I O N A N D A N A LY S I S

Kensington Real Estate Securities Fund seeks total return from both capital appreciation and current income through investing in a portfolio of real estate securities. A key focus of the fund is to buy and hold companies that are known for owning high quality assets and are managed by strong, seasoned teams. The fund’s long term investment horizon is best suited for investors who want to maintain a commitment to real estate in their portfolios.

U.S. real estate stocks suffered a significant correction through much of 2007, capping off a seven-year expansion. During the second half of 2007 (7/1/07-12/31/07), the fund’s total return was -11.01%, bringing the 1-year return to -16.55% (A share at NAV). The fund slightly outperformed its benchmark, the MSCI U.S. REIT Index, which returned -16.73% for the year. The fund continued to meet its yield objective, resulting in a trailing 12-month cash distribution rate of 2.67%.

I N V E S T M E N T S T R AT E G Y

The Real Estate Securities Fund, which had moved toward a more defensive strategy during the third quarter of 2007, continued this course successfully through year-end. The fund is currently positioned defensively in anticipation of an economic slowdown although not for a severe recession.

The fund was positively impacted by our investments in three sectors: Healthcare, Net Lease and Industrial. During times of extreme volatility, the fund held higher than usual cash balances, which also contributed positively to performance. The fund’s negative performance came largely from its holdings in Office, Multifamily/Apartment, Hotel and Storage, all of which were hurt by fears of a slowing U.S. economy.

HEALTHCARE Healthcare real estate stocks were by far the fund’s top contributing sector during the second half of 2007. Our two largest Healthcare holdings at year-end were Ventas, Inc. and Nationwide Health Properties.

Healthcare REITs typically serve as defensive positions in a portfolio. Demand for the product is largely immune to changes in economic growth: people require healthcare services whether the economy is slow or strong. The properties are net leased to operators for long periods, typically 10 to 15 years, with scheduled rent increases often tied to the rate of inflation. Healthcare leases may have further imbedded protection as operators often sign multiple commitments in various locations with the same property owner. Operators are usually unable to cancel leases in one or two specific locations without jeopardizing the entire contract.

NET LEASE Similar to Healthcare, the Net Lease sector benefited from its largely defensive characteristics. Like Healthcare, net lease agreements are typically long term and usually offer the same relative inflation protection through scheduled rent increases. Unlike other full service real estate income streams, Net Lease income is guarded against rising utility and tax prices, lending further stability to the cash flow.

INDUSTRIAL The fund’s Industrial holdings delivered strong returns over the second half of 2007, although performance was negatively impacted by the steep sell off in real estate stocks during the fourth quarter. Global industrial markets benefited from strong global trade, which continued to be lifted by the weak U.S. dollar. While we believe the U.S. industrial markets are likely to experience some softness in response to slower economic growth, global markets should remain steady. ProLogis Trust, the world’s largest owner of industrial properties, is the fund’s largest industrial holding.

RETAIL Retail is our largest sector holding, accounting for roughly 30% of the fund. As of year-end 2007, the fund was invested in approximately eight Retail companies, the largest of which was Simon Property Group, Inc. A reduction in consumer spending on fears of recession negatively

8

impacted the Retail sector late in the year. Although most of the underlying assets in our holdings are protected by long term leases, negative investor sentiment affected stock value. Looking forward, we will continue to focus on companies with high-quality malls, grocery-anchored centers and portfolios with longer lease durations for safety.

OFFICE, HOTEL, MULTIFAMILY/APARTMENTS These sectors, along with Diversified, were hard hit by fears of slower economic growth. Additionally, some of these sectors were impacted by write-downs to underlying asset values as investor return requirements started to rise. The fund was underweight the Multifamily/Apartments, Diversified and Hotel sectors at year-end: the companies it holds in these sectors now appear highly attractive based on discounts to underlying property values.

C O N C L U S I O N

We believe that healthy fundamentals and consistent earnings growth will return to the to the U.S. REIT market once the credit crisis and slower economic growth have cleared the horizon. While it is impossible to say how soon that will be, history shows that aggressive action by the Federal Reserve Board and U.S. Leadership are effective means for changing the course of economic difficulty. Our investment strategies will continue to reflect the strong possibility of a U.S. recession in 2008. Defensive postures, including cash positions when necessary and careful sector and stock selection to protect income and value, will continue to be our stance.

MICHAEL MCGOWAN Portfolio Manager

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for fund holdings as of December 31, 2007.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

K E N S I N G T O N R E A L E S T A T E S E C U R I T I E S F U N D

E X P E N S E E X A M P L E

As a shareholder of the Kensington Real Estate Securities Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class B and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Kensington Real Estate Securities Fund Class A	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*

Actual	$1,000.00	$889.90	$7.10
Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58

Kensington Real Estate Securities Fund Class B	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*

Actual	$1,000.00	$887.20	$10.66
Hypothetical (5% return before expenses)	$1,000.00	$1,013.91	$11.38

Kensington Real Estate Securities Fund Class C	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*

Actual	$1,000.00	$887.00	$10.66
Hypothetical (5% return before expenses)	$1,000.00	$1,013.91	$11.38

Kensington Real Estate Securities Fund Class Y	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*

Actual	$1,000.00	$891.70	$5.92
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.31

*

Expenses are equal to the Fund’s annualized expense ratio of 1.49% for Class A, 2.24% for Class B, 2.24% for Class C, and 1.24% for Class Y multiplied by the average account value over the period, multiplied by 184 days in the most recent fiscal half-year/365 to reflect the one-half year period.

K E N S I N G T O N R E A L E S T A T E S E C U R I T I E S F U N D

S C H E D U L E O F P O R T F O L I O I N V E S T M E N T S D E C E M B E R 3 1 , 2 0 0 7

	SHARES	MARKET VALUE($)

Real Estate Common Stock (96.3%)

Diversified (12.8%)
Digital Realty Trust, Incorporated	25,000	959,250
HCP, Incorporated[1]	50,800	1,766,824
Vornado Realty Trust	25,700	2,260,315
UDR, Incorporated	53,400	1,059,990

		6,046,379

Healthcare (7.6%)
Nationwide Health Properties, Incorporated	39,600	1,242,252
Omega Healthcare Investors, Incorporated	32,000	513,600
Ventas, Incorporated	40,300	1,823,575

		3,579,427

Hotel (4.9%)
Host Marriot Corporation	88,100	1,501,224
Starwood Hotels & Resorts Worldwide, Incorporated	18,920	833,048

		2,334,272

Industrial (8.0%)
EastGroup Properties, Incorporated	17,200	719,820
ProLogis Trust	48,250	3,058,085

		3,777,905

Multifamily (9.6%)
Avalonbay Communities, Incorporated	16,600	1,562,724
Camden Property Trust	19,230	925,924
Equity Residential Properties Trust	26,100	951,867
Essex Property Trust, Incorporated	11,200	1,091,888

		4,532,403

Office (19.0%)
AMB Property Corporation	19,100	1,099,396
Boston Properties, Incorporated	20,495	1,881,646
Brookfield Properties Corporation	101,715	1,958,014
Corporate Office Properties Trust	29,790	938,385
Lexington Corporate Properties Trust	92,900	1,350,766
Mission West Properties	54,000	513,540
SL Green Realty Corporation	13,300	1,243,018

		8,984,765

The accompanying notes are an integral part of these financial statements.

S C H E D U L E O F P O R T F O L I O I N V E S T M E N T S D E C E M B E R 3 1 , 2 0 0 7 ( c o n t i n u e d )

	SHARES OR PRINCIPAL AMOUNT	MARKET VALUE($)

Retail (30.5%)
Acadia Realty Trust	33,200	850,252
Developers Diversified Realty Corporation	36,700	1,405,243
Federal Realty Investment Trust	14,300	1,174,745
General Growth Properties, Incorporated	27,335	1,125,655
Kimco Realty Corporation	51,800	1,885,520
National Retail Properties, Incorporated	73,000	1,706,740
Regency Centers Corporation	22,600	1,457,474
Simon Property Group, Incorporated	43,200	3,752,352
Taubman Centers, Incorporated	20,700	1,018,233

		14,376,214

Storage (3.9%)
Public Storage, Incorporated	25,132	1,844,940

Total Real Estate Common Stock (cost $41,805,117)		45,476,305

Repurchase Agreement (6.8%)
Custodial Trust Company, 1.5%, dated 12/31/07 due 01/01/08, repurchase price $3,205,007 (collateralized by U.S. Treasury Bond, 04/15/29, valued at $3,284,353)	$3,204,740	3,204,740

Total Investments in Securities (cost $45,009,857) – 103.1%		48,681,045
Liabilities in excess of Other Assets – (3.1%)		(1,441,964)

NET ASSETS – 100.0%		$47,239,081

[1]	Represents non-income producing securities.

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N R E A L E S T A T E S E C U R I T I E S F U N D

S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S D E C E M B E R 3 1 , 2 0 0 7

ASSETS
Investments, at value (cost $41,805,117)	$45,476,305
Repurchase agreements, at cost	3,204,740

Total Investments, (cost $45,009,857)	48,681,045
Interest and dividends receivable	602,541
Receivables from investment securities sold	138,504
Receivable for capital shares issued	335,391
Other Receivables	13,170
Prepaid expenses	12,717

Total Assets	49,783,368

LIABILITIES
Payables for investments purchased	1,564,054
Payable for capital shares redeemed	856,696
Accrued expenses and other payables
Investment advisory fees	32,170
Distribution fees	28,214
Administrative services plan fee	8,892
Other Accrued Expenses	54,261

Total Liabilities	2,544,287

NET ASSETS	$47,239,081

Capital	$41,890,876
Undistributed net investment income	15,413
Accumulated realized gain on investments	1,661,604
Net unrealized appreciation on investments	3,671,188

Net Assets	$47,239,081

Class A
Net Assets	$26,469,004
Shares outstanding	768,116

Redemption price per share	$34.46

Maximum Sales Charge-Class A	5.75%
Maximum Offering Price [100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent] per share]	$36.56

Class B
Net Assets	$4,878,914
Shares outstanding	142,587

Offering and redemption price per share[1]	$34.22

Class C
Net Assets	$14,230,050
Shares outstanding	416,694

Offering and redemption price per share[1]	$34.15

Class Y
Net Assets	$1,661,113
Shares outstanding	47,945

Offering and redemption price per share[1]	$34.65

[1]	Redemption price per share varies by length of time shares are held.

The accompanying notes are an integral part of these financial statements.

S T A T E M E N T O F O P E R A T I O N S Y E A R E N D E D D E C E M B E R 3 1 , 2 0 0 7

INVESTMENT INCOME
Dividend income	$2,885,273
Interest income	82,531

Total Investment Income	2,967,804

EXPENSES
Investment advisory fees	663,936
Distribution fees
Class A	108,797
Class B	80,076
Class C	246,577
Administration, fund accounting and transfer agent fees	87,754
Administrative services plan fees	47,295
State registration fees	48,585
Custodian fees	21,464
Printing fees	18,716
Legal fees	17,648
Audit fees	14,951
Insurance expense	2,901
Trustees’ fees	4,150
Other expenses	9,848

Total expenses before expense recoupment	1,372,698
Plus: Expenses recouped by the advisor	74
Interest expense	15,465

Net Expenses	1,388,237

Net Investment Income	1,579,567

REALIZED/UNREALIZED GAINS FROM INVESTMENTS
Net realized gain from investments	5,657,076
Change in unrealized appreciation (depreciation) from investments	(19,914,518)

Net realized/unrealized loss from investments	(14,257,442)

Net change in net assets resulting from operations	$(12,677,875)

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N R E A L E S T A T E S E C U R I T I E S F U N D

S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S

		YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006

	FROM INVESTMENT ACTIVITIES

	OPERATIONS
	Net investment income	$1,579,567	$1,110,768
	Net realized gain from investments	5,657,076	8,163,299
	Net realized loss from securities sold short	—	(29,665)
	Net change in unrealized appreciation (depreciation) from investments	(19,914,518)	13,492,990

	Change in net assets resulting from operations	(12,677,875)	22,737,392

	DISTRIBUTIONS TO CLASS A SHAREHOLDERS
	From net investment income	(819,747)	(947,095)
	From net realized gain from investments	(3,240,778)	(3,922,359)

	DISTRIBUTIONS TO CLASS B SHAREHOLDERS
	From net investment income	(97,758)	(100,475)
	From net realized gain from investments	(582,251)	(653,129)

	DISTRIBUTIONS TO CLASS C SHAREHOLDERS
	From net investment income	(291,877)	(346,974)
	From net realized gain from investments	(1,766,141)	(2,159,406)

	DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
	From net investment income	(45,722)	(4,479)
	From net realized gain from investments	(196,691)	(43,504)

	Change in net assets from distributions to shareholders	(7,040,965)	(8,177,421)

	CAPITAL TRANSACTIONS
	Proceeds from shares issued	18,760,637	28,849,363
	Shares issued in reinvestment of distributions	6,190,239	7,091,300
	Payments for shares redeemed	(49,326,241)	(22,254,477)
	Other capital contributions	13,087	—
	Redemption fees	9,349	9,436

	Change in net assets from capital transactions	(24,352,929)	13,695,622

	Change in net assets	(44,071,769)	28,255,593

	NET ASSETS
	Beginning of year	91,310,850	63,055,257

	End of year	$47,239,081	$91,310,850

	Undistributed net investment income	$15,413	$—

	The accompanying notes are an integral part of these financial statements.

16

S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S (c o n t i n u e d)

	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006

CAPITAL TRANSACTIONS:
Class A:
Proceeds from shares issued	$8,873,625	$17,416,863
Dividends reinvested	3,539,594	4,169,932
Cost of shares redeemed	(28,135,893)	(16,046,468)
Other capital contributions	7,309	—
Redemption fees	3,889	8,369

Change	$(15,711,476)	$5,548,696

Class B:
Proceeds from shares issued	$2,507,391	$2,633,746
Dividends reinvested	616,194	678,747
Cost of shares redeemed	(5,028,574)	(958,404)
Other capital contributions	1,357	—
Redemption fees	1,714	84

Change	$(1,901,918)	$2,354,173

Class C:
Proceeds from shares issued	$4,695,962	$7,839,827
Dividends reinvested	1,800,161	2,219,809
Cost of shares redeemed	(14,969,479)	(4,953,992)
Other capital contributions	3,965	—
Redemption fees	609	983

Change	$(8,468,782)	$5,106,627

Class Y: +
Proceeds from shares issued	$2,683,659	$958,927
Dividends reinvested	234,290	22,812
Cost of shares redeemed	(1,192,295)	(295,613)
Other capital contributions	456	—
Redemption fees	3,137	—

Change	$1,729,247	$686,126

SHARE TRANSACTIONS:
Class A:
Issued	190,404	391,477
Reinvested	95,330	88,601
Redeemed	(631,086)	(367,071)

Change	(345,352)	113,007

Class B:
Issued	54,588	59,785
Reinvested	16,862	14,471
Redeemed	(116,359)	(21,906)

Change	(44,909)	52,350

Class C:
Issued	100,459	179,685
Reinvested	49,341	47,419
Redeemed	(342,598)	(112,868)

Change	(192,798)	114,236

Class Y: +
Issued	54,929	19,723
Reinvested	6,327	481
Redeemed	(27,302)	(6,213)

Change	33,954	13,991

+          Commenced operations on April 28, 2006

The accompanying notes are an integral part of these financial statements.

	K E N S I N G T O N R E A L E S T A T E S E C U R I T I E S F U N D

	F I N A N C I A L H I G H L I G H T S
	Selected data for a share of beneficial interest outstanding throughout the periods indicated.
			Investment Activities:				Less Dividends

		Net Asset Value, Beginning of Period	Net Investment Income		Net Realized/ Unrealized Gains on Investments	Total From Investment Activities	Net Investment Income	Net Realized Gains

	Kensington Real Estate Securities Fund Class A
	Year Ended December 31, 2007	$47.61	1.08	(g)	(8.67)	(7.59)	(0.92)	(4.64)
	Year Ended December 31, 2006	$38.76	0.78	(g)	12.79	13.57	(0.94)	(3.78)
	Year Ended December 31, 2005	$39.22	1.09	(g)	3.83	4.92	(1.06)	(4.32)
	Year Ended December 31, 2004	$32.21	0.91	(g)	8.53	9.44	(1.16)	(1.27)
	Period Ended December 31, 2003 *	$25.41	0.83		7.14	7.97	(1.02)	(0.15)

	Kensington Real Estate Securities Fund Class B
	Year Ended December 31, 2007	$47.28	0.73	(g)	(8.57)	(7.84)	(0.58)	(4.64)
	Year Ended December 31, 2006	$38.56	0.44	(g)	12.68	13.13	(0.63)	(3.78)
	Year Ended December 31, 2005	$39.06	0.70	(g)	3.90	4.60	(0.78)	(4.32)
	Year Ended December 31, 2004	$32.12	0.67	(g)	7.28	7.95	(0.93)	(0.08)
	Period Ended December 31, 2003 *	$25.40	0.70		7.06	7.76	(0.89)	(0.15)

	Kensington Real Estate Securities Fund Class C
	Year Ended December 31, 2007	$47.20	0.73	(g)	(8.57)	(7.84)	(0.57)	(4.64)
	Year Ended December 31, 2006	$38.50	0.44	(g)	12.67	13.11	(0.63)	(3.78)
	Year Ended December 31, 2005	$39.00	0.77	(g)	3.81	4.58	(0.76)	(4.32)
	Year Ended December 31, 2004	$32.07	0.68	(g)	7.26	7.94	(0.93)	(0.08)
	Period Ended December 31, 2003 *	$25.40	0.69		7.04	7.73	(0.91)	(0.15)

	Kensington Real Estate Securities Fund Class Y
	Year Ended December 31, 2007	$47.59	1.16	(g)	(8.41)	(7.25)	(1.05)	(4.64)
	Year Ended December 31, 2006 **	$42.75	0.76	(g)	8.65	9.41	(0.79)	(3.78)

	*	A nine month period due to year end change from March 31 to December 31.
	**	From commencement of operations on April 28, 2006.
	(a)	Total return excludes sales charge.
	(b)	Not annualized for periods less than one year.
	(c)	Annualized for periods less than one year.
	(d)	Includes interest expense, waived fees, reimbursed expenses, and expense recoupment.
	(e)	Excludes interest expense, waived fees and reimbursed expenses, and expense recoupment.
	(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
	(g)	Computed using the average share method.
	^	Less than $0.01 per share.

	The accompanying notes are an integral part of these financial statements.

18

from:					Ratios/Supplemental Data

Total Distributions	Redemption Fees		Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Expenses to Average Net Assets (c)(e)	Ratio of Net Investment Income to Average Net Assets (c)(d)	Portfolio Turnover (f)

(5.56)	—	^	$34.46	-16.55%	$26,469	1.47%	1.45%	2.33%	204.11%
(4.72)	$0.01		$47.61	35.35%	$53,011	1.45%	1.45%	1.75%	130.85%
(5.38)	—	^	$38.76	12.59%	$38,777	1.45%	1.45%	2.80%	122.22%
(2.43)	—		$39.22	30.04%	$20,294	1.45%	1.84%	2.73%	111.71%
(1.17)	—		$32.21	31.86%	$5,600	1.45%	3.56%	4.11%	87.64%

(5.22)	$0.01		$34.22	-17.12%	$4,879	2.22%	2.20%	1.58%	204.11%
(4.41)	—	^	$47.28	34.28%	$8,864	2.20%	2.20%	1.00%	130.85%
(5.10)	—	^	$38.56	11.76%	$5,211	2.20%	2.20%	1.82%	122.22%
(1.01)	—		$39.06	29.06%	$3,034	2.20%	2.59%	1.98%	111.71%
(1.04)	—		$32.12	30.99%	$907	2.20%	4.31%	3.33%	87.64%

(5.21)	—	^	$34.15	-17.15%	$14,230	2.22%	2.20%	1.58%	204.11%
(4.41)	—	^	$47.20	34.28%	$28,770	2.20%	2.20%	1.00%	130.85%
(5.08)	—	^	$38.50	11.73%	$19,068	2.20%	2.20%	1.96%	122.22%
(1.01)	—		$39.00	29.08%	$14,105	2.20%	2.59%	1.98%	111.71%
(1.06)	—		$32.07	30.88%	$5,468	2.20%	4.31%	3.36%	87.64%

(5.69)	$0.07		$34.65	-15.87%	$1,661	1.22%	1.20%	2.58%	204.11%
(4.57)	—		$47.59	22.22%	$666	1.20%	1.20%	2.00%	130.85%

The accompanying notes are an integral part of these financial statements.

										19

K E N S I N G T O N R E A L E S T A T E S E C U R I T I E S F U N D

O T H E R S H A R E C L A S S R E S U LT S (Unaudited)

AVERAGE ANNUALIZED RETURNS FOR PERIODS ENDED DECEMBER 31, 2007 WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION (12/31/02)

CLASS B SHARES
not reflecting CDSC *	-17.12%	7.54%	16.57%	16.57%
reflecting applicable CDSC	-20.74%	6.78%	16.35%	16.35%
Expense Ratio: 2.20%

CLASS C SHARES
not reflecting CDSC *	-17.15%	7.52%	16.53%	16.53%
reflecting applicable CDSC	-17.87%	7.52%	16.53%	16.53%
Expense Ratio: 2.20%

CLASS Y SHARES **	-15.87%	8.69%	17.69%	17.69%
Expense Ratio: 1.20%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days.

The Advisor has contractually agreed to reimburse expenses through December 31, 2010.

	*	CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.

**

Class Y shares of the Fund were not in existence prior to April 28, 2006. The Class Y share performance that is presented for those periods prior to April 28, 2006 is based on the performance of Class A shares since the inception of the Fund. The returns for Class Y shares will differ from the returns for Class A shares because of differences in expenses of each class. Class Y shares are not subject to the Rule 12b-1 service and distribution fees that Class A shares are subject to and Class Y shares will therefore generally have lower expenses than Class A shares.

The accompanying notes are an integral part of these financial statements.

20

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KE N S I N G T O N S T R A T E G I C R E A L T Y F U N D

	RE S U L T S A T A G L A N C E

	AVERAGE ANNUALIZED RETURNS FOR PERIODS ENDED DECEMBER 31, 2007 WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION (9/15/99)	TRAILING 12-MONTH CASH DISTRIBUTION RATE [1]	30-DAY SEC YIELD [2]

	Strategic Realty Fund at NAV	-21.81%	2.16%	12.40%	17.37%	5.36%	4.44%
	with sales load	-26.31%	0.17%	11.08%	16.53%	5.05%	4.18%
	FTSE NAREIT Composite Index [3]	-17.74%	6.04%	16.57%	14.95%
	S&P 500 Index [4]	5.46%	8.62%	12.82%	2.98%

	Expense Ratio: 1.98% net operating expenses 3.07% gross operating expenses

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days.

Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data shown with the load reflects the Class A maximum sales charge of 5.75%. Results for other share classes can be found on page 40.

The Adviser has a contractual agreement in place until December 31, 2010 to waive expenses and receive reimbursement. Currently, expense levels have not been exceeded nor is the fund reimbursing the Adviser for any fees waived in the past. Net expenses for the fund for the fiscal period ended December 31, 2006 reflect a performance fee adjustment and exclude non-reimbursable dividend and interest expenses.

	[1]	The cash distribution rate is the sum of the trailing 12 months of cash distributions, excluding capital gains distributions, divided by the most recent net asset value.
	[2]

The 30-Day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

	[3]	The FTSE NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index was developed with a base value as of December 31, 1971.
	[4]

The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks.

	The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

	There are risks involved in investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The fund may also invest in small or relatively new or unseasoned companies, which involve additional risks such as limited liquidity and greater volatility. The fund’s hedging activities, although they are designed to help offset negative movements in the markets for the fund’s investments, will not always be successful. Moreover, they can also cause the fund to lose money or fail to get the benefit of a gain.

	P O R T F O L I O H O L D I N G S % of Net Portfolio Holdings by Property Type as of December 31, 2007

					Portfolio holdings are subject to change. Due to rounding, values may not total 100%.

22

G R O W T H  O F   A   $ 1 0 , 0 0 0  I N V E S T M E N T
Period from fund inception on September 15, 1999 to December 31, 2007

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. This chart does not imply any future performance. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended December 31, 2007:

CLASS A SHARES *	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION (9/15/99)

reflecting 5.75% maximum sales charge	-26.31%	0.17%	11.08%	16.53%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days.

*          Performance for other share classes can be found on page 40.

K E N S I N G T O N S T R AT E G I C R E A L T Y F U N D

M A N A G E M E N T ’ S D I S C U S S I O N A N D A N A L Y S I S

The Kensington Strategic Realty Fund is designed for investors seeking total return through a combination of high current income relative to equity investment alternatives, plus long term growth of capital. The fund invests primarily in securities issued by real estate companies and may utilize hedging strategies to mitigate risk.

Despite relatively strong performance during much of the first half of 2007, the fund finished the year trailing its benchmark. This was due to poor performance later in the year as the subprime mortgage meltdown raised concerns in all areas of real estate and the economy in general.

I N V E S T M E N T S T R AT E G Y

During the second half of the year, we became increasingly concerned about the fall-out from the dramatic deterioration of the credit and housing markets and, by the fourth quarter, felt the possibility of a recession in 2008 had increased dramatically.

Reflecting these concerns, the fund took a more defensive posture in the second half of the year, continuing to reduce exposure to companies with shorter lease terms, like Hotels and Multifamily/Apartments, and increasing exposure to the Healthcare sector and REIT preferred securities.

We believe REIT preferred securities, which are currently yielding approximately 8%, present an excellent risk-return profile compared to REIT common stock.[5] As of December 31, the fund was invested approximately 76% in REIT common stock and 24% in REIT preferred stock and bonds.[6] In our view, this is very prudent positioning given the uncertainty surrounding the economy and the very attractive yields offered by REIT preferred shares at year-end.

Over the year, the top performing sector was Healthcare, while the fund’s Mortgage, Office and Retail holdings underperformed. Short positions were the largest contributors to performance in the second half of the year.

HEALTHCARE Healthcare REITs typically serve as defensive positions as demand for the product is largely immune to changes in economic growth: people require healthcare services whether the economy is slow or strong. In addition, leases are usually signed for long periods, typically 10 to 15 years, with scheduled rent increases often tied to the rate of inflation. Healthcare leases may have a further imbedded protection as operators often sign multiple commitments in various locations with the same property owner and are often unable to cancel leases in one or two specific locations without jeopardizing their contract.

MORTGAGE We significantly reduced the fund’s exposure to Mortgage securities over the year, which represented 10% of the portfolio at year-end. While the fund’s holdings are primarily focused in commercial lenders which have no exposure to residential lending or subprime financing, the association of Mortgage REITs with subprime lenders negatively impacted the sector overall. Going forward, we are selectively maintaining exposure to the sector, investing predominantly in the preferred issues of high quality commercial and government-backed Mortgage companies.

OFFICE As the credit crisis expanded, Office companies were hurt by fears of impending job losses in the financial sector. While many companies still have significant rent growth potential, with major markets reporting in-place rents well below current market rents, we believe vacancy rates will continue to flatten. We anticipate rent growth to slow as demand wanes in the wake of the current credit crunch; however, we believe slower growth is currently priced into the securities.

24

RETAIL Retail comprised a significant portion of the fund’s portfolio, accounting for roughly 25% of the fund. A reduction in consumer spending on fears of recession negatively impacted the Retail sector late in the year. Although most of the underlying assets in our holdings benefit from long term leases, negative investor sentiment affected stock value and fund performance. Looking forward, we believe the assets are resilient and can weather a period of slow economic growth. We continue to focus on owners of high-quality malls, grocery-anchored centers and portfolios with longer lease durations.

C O N C L U S I O N

In spite of continuing volatility, our views have not changed–we believe that exposure to commercial real estate should benefit investment portfolios over reasonable timeframes, due to the asset class’ potential for total return, current income and diversification benefits.

In the long term, we believe the Strategic Realty Fund’s value-driven investment approach, offering the flexibility to invest in niche sectors of the real estate market, including investments overseas, should be an advantageous vehicle through which to access commercial real estate.

PAUL GRAY	MICHAEL MCGOWAN
Portfolio Manager	Portfolio Manager

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for fund holdings as of December 31, 2007.

Investments in Mortgage Backed Securities include additional risks including but not limited to credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

[5]	Weighted average strip yield for all actively-traded REIT preferred issues: BMO Capital Markets, January 29, 2008.
[6]	Includes long and short positions.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

E X P E N S E E X A M P L E

As a shareholder of the Kensington Strategic Realty Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class B and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26

Kensington Strategic Realty Fund Class A	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*

Actual	$1,000.00	$829.20	$12.96
Hypothetical
(5% return before expenses)	$1,000.00	$1,011.03	$14.25

Kensington Strategic Realty Fund Class B	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*

Actual	$1,000.00	$826.20	$16.39
Hypothetical
(5% return before expenses)	$1,000.00	$1,007.25	$18.02

Kensington Strategic Realty Fund Class C	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*

Actual	$1,000.00	$826.50	$16.39
Hypothetical
(5% return before expenses)	$1,000.00	$1,007.25	$18.02

Kensington Strategic Realty Fund Class Y	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*

Actual	$1,000.00	$830.30	$11.82
Hypothetical
(5% return before expenses)	$1,000.00	$1,012.29	$12.99

*          Expenses are equal to the Fund’s annualized expense ratio of 2.81% for Class A, 3.56% for Class B, 3.56% for Class C, and 2.56% for Class Y multiplied by the average account value over the period, multiplied by 184 days in the most recent fiscal half-year/365 to reflect the one-half year period.

K E N S I N G T O N S T R AT E G I C R E A L T Y F U N D

S C H E D U L E O F P O R T F O L I O I N V E S T M E N T S
D E C E M B E R 3 1 , 2 0 0 7

		SHARES	MARKET VALUE($)
	Real Estate Common Stock (86.0%)
	Diversified (4.6%)
	Mission West Properties, Incorporated	450,000	4,279,500
	Vornado Realty Trust	130,000	11,433,500

			15,713,000

	Healthcare (7.9%)
	HCP, Incorporated[4]	210,000	7,303,800
	Nationwide Health Properties, Incorporated[3]	328,600	10,308,182
	Ventas, Incorporated	200,000	9,050,000

			26,661,982

	Hotel (6.5%)
	Ashford Hospitality Company	600,000	4,314,000
	Diamondrock Hospitality Company	286,000	4,284,280
	Host Marriot Corporation	600,000	10,224,000
	Sunstone Hotel Investors, Incorporated	178,000	3,255,620

			22,077,900

	Industrial (7.2%)
	AMB Property Corporation	100,000	5,756,000
	ProLogis Trust	295,000	18,697,100

			24,453,100

	Mortgage (5.0%)
	Annaly Capital Management, Incorporated	425,000	7,726,500
	Cypress Sharpridge Investments, Incorporated 144A1,2	1,250,000	9,375,000

			17,101,500

	Multifamily (10.3%)
	Avalonbay Communities, Incorporated	90,600	8,529,084
	Camden Property Trust	141,600	6,818,040
	Equity Residential Properties Trust	140,000	5,105,800
	Essex Property Trust, Incorporated	70,000	6,824,300
	Post Properties, Incorporated	68,700	2,412,744
	UDR, Incorporated	254,500	5,051,825

			34,741,793

	Net Lease (4.0%)
	Capital Lease Funding, Incorporated[3]	900,000	7,578,000
	Lexington Realty Trust[3]	418,000	6,077,720

			13,655,720

	The accompanying notes are an integral part of these financial statements.

28

S C H E D U L E O F P O R T F O L I O I N V E S T M E N T S
D E C E M B E R 3 1 , 2 0 0 7 (continued)

	SHARES	MARKET VALUE($)
Office (13.7%)
Agile Property Holdings, Ltd.	808,100	1,471,647
Asset Capital Corporation[1,2,4]	1,521,125	8,320,554
Boston Properties, Incorporated	89,000	8,171,090
Brookfield Properties Corporation	475,000	9,143,750
Corporate Office Properties Trust	280,000	8,820,000
Mainstreet Equity Corporation[4]	299,600	4,826,628
SL Green Realty Corporation	59,700	5,579,562

		46,333,231

Retail (22.8%)
Acadia Realty Trust	157,647	4,037,340
CBL & Associates Properties, Incorporated	100,000	2,391,000
Developers Diversified Realty Corporation	191,300	7,324,877
Federal Realty Investment Trust[3]	45,000	3,696,750
General Growth Properties, Incorporated	63,000	2,594,340
Kimco Realty Corporation[3]	370,000	13,468,000
National Retail Properties, Incorporated[3]	400,000	9,352,000
Regency Centers Corporation[3]	80,000	5,159,200
Simon Property Group, Incorporated	275,000	23,886,500
Taubman Centers, Incorporated	100,000	4,919,000

		76,829,007

Storage (4.0%)
Public Storage, Incorporated	85,000	6,239,850
Sovran Self Storage, Incorporated[3]	185,000	7,418,500

		13,658,350

Total Real Estate Common Stock		291,225,583

Real Estate Preferred Stock (23.5%)

Healthcare (0.7%)
HCP, Incorporated, Series F, 7.10%	48,325	927,840
Health Care Real Estate Investment Trust, Incorporated, Series F, 7.625%	71,600	1,582,360

		2,510,200

Hotel (0.3%)
Host Hotels & Resorts, Incorporated, Series E, 8.875%	37,344	937,334

Industrial (1.1%)
Eastgroup Properties, Incorporated, Series D, 7.95%	70,000	1,715,350
First Industrial Realty Trust, Series J, 7.25%	93,296	1,889,244

		3,604,594

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

S C H E D U L E O F P O R T F O L I O I N V E S T M E N T S
D E C E M B E R 3 1 , 2 0 0 7 (continued)

		SHARES	MARKET VALUE($)
	Manufactured Housing (0.5%)
	Hilltop Holdings, Incorporated, Series A, 8.25%	77,200	1,711,910

	Mortgage (6.7%)
	Gramercy Capital Corporation, Series A, 8.125%	225,800	4,448,260
	Newcastle Investment Corporation, Series B, 9.75%	74,346	1,330,793
	Newcastle Investment Corporation, Series D, 8.375%	67,900	992,698
	NorthStar Realty Finance Corporation, Series B, 8.250%	720,800	11,467,928
	Rait Financial Trust, Series C, 8.875%	307,395	4,365,009

			22,604,688

	Multifamily (2.5%)
	Apartment Investment & Management Corporation, Series Y, 7.875%	36,970	740,509
	BRE Properties, Incorporated, Series C, 6.75%	115,000	2,224,100
	BRE Properties, Incorporated, Series D, 6.75%	52,400	1,048,000
	Mid-America Apartment Communities, Incorporated, Series H, 8.30%	188,700	4,542,009

			8,554,618

	Net Lease (3.4%)
	Lexington Realty Trust, Series D, 7.55%	550,000	10,505,000
	PS Business Park, Incorporated, Series P, 6.70%	50,000	948,000

			11,453,000

	Office (4.4%)
	Alexandria Real Estate Equity, Incorporated, Series C, 8.375%	312,400	8,200,500
	Biomed Realty Trust, Incorporated, Series A, 7.375%	256,200	5,216,232
	SL Green Realty Corporation, Series C, 7.625%	70,500	1,603,170

			15,019,902

	Retail (3.9%)
	CBL & Associates Properties, Incorporated, Series D, 7.375%	50,000	980,000
	CBL & Associates Properties, Incorporated, Series C, 7.75%	371,000	8,162,000
	Taubman Centers, Incorporated, Series G, 8.00%	171,400	4,053,610

			13,195,610

	Total Real Estate Preferred Stock		79,591,856

	Corporate Bonds (1.7%)
	Mortgage (1.7%)
	Cedarwoods CRE CDO Ltd, Series 2007-2A INC, 0.00%, 2/25/52 144A1,2	7,500,000	5,625,000

	Total Corporate Bonds		5,625,000

	The accompanying notes are an integral part of these financial statements.

30

S C H E D U L E O F P O R T F O L I O I N V E S T M E N T S
D E C E M B E R 3 1 , 2 0 0 7 (continued)

	SHARES	MARKET VALUE($)

Other Equity Investments (0.9%)
Municipal Securities – (0.9%)
Muni Funding Company of America, LLC 144A1,2	527,400	3,164,400

Total Other Equity Investments		3,164,400

Put Options (0.0%)
iShares Dow Jones US Real Estate Index Fund, $68.00, Exp. 1/2008	500	153,750

Total Put Options		153,750

Total Investments in Securities
(cost $399,185,909) – 112.1%		379,760,589
Liablities in excess of Other Assets – (12.1%)		(41,103,087)

NET ASSETS – 100.0%		$338,657,502

[1]	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors.

[2]	The Adviser, using Board approved procedures, has determined all or a portion of the security to be illiquid.

[3]	All or a portion of the security was on loan at December 31, 2007.

[4]	Represents non-income producing securities.

Securities Sold Short (6.9%)
Insurance (1.1%)
PMI Group, Incorporated	308,425	4,095,884

Mutual Funds (4.3%)
iShares Dow Jones US Real Estate Index Fund	163,340	10,731,438
SPDR S&P Homebuilders ETF	198,200	3,835,170

		14,566,608

Office (1.5%)
Alexandria Real Estate Equities, Incorporated	50,000	5,083,500

Total Securities Sold Short (Proceeds $25,225,598)		$23,745,992

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S T R AT E G I C R E A LT Y F U N D

S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S
D E C E M B E R 3 1 , 2 0 0 7

ASSETS
Investments, at value (cost $399,185,909)	$379,760,589
Foreign currency, at value (cost $358,470)	358,470
Deposits with broker and custodian bank for securities sold short	49,571,677
Interest and dividends receivable	4,595,187
Receivable for investments sold short	675,392
Receivable for investments sold	30,676,936
Receivable for capital shares issued	1,743,673
Other Receivables	80,018
Prepaid expenses	44,894

Total Assets	467,506,836

LIABILITIES
Demand loan payable to bank	25,580,726
Payable for return of collateral received for securities on loan	34,502,338
Securities sold short (proceeds $25,225,598)	23,745,992
Payables for investments purchased	32,016,012
Payable to cover securities sold short	6,023,066
Payable for capital shares redeemed	5,884,630
Accrued expenses and other payables
Interest expense	329,408
Investment advisory fees	189,598
Distribution fees	166,619
Administrative services plan fee	42,473
Other	368,472

Total Liabilities	128,849,334

NET ASSETS	$338,657,502

Capital	$367,723,464
Undistributed net investment income	66,932
Accumulated net realized loss on investments, options, and securities sold short	(11,187,180)
Net unrealized depreciation on investments, options and securities sold short	(17,945,714)

Net Assets	$338,657,502

Class A
Net Assets	$208,146,831
Shares outstanding	5,966,898

Redemption price per share	$34.88

Maximum Sales Charge – Class A	5.75%
Maximum Offering Price
[100%/(100%-Maximum Sales Charge) of net asset value
adjusted to the nearest cent] per share	$37.01

Class B
Net Assets	$37,460,638
Shares outstanding	1,088,434

Offering price and redemption price per share[2]	$34.42

Class C
Net Assets	$90,500,191
Shares outstanding	2,630,026

Offering price and redemption price per share[2]	$34.41

Class Y
Net Assets	$2,549,842
Shares outstanding	73,085

Offering price and redemption price per share[2]	$34.89

[1] Includes securities on loan of $33,837,548.
[2] Redemption price per share varies by length of time shares are held.

The accompanying notes are an integral part of these financial statements.

S T A T E M E N T O F O P E R A T I O N S
Y E A R E N D E D D E C E M B E R 3 1 , 2 0 0 7

INVESTMENT INCOME
Dividend income (net of foreign tax withheld of $63,095)	$33,791,530
Interest income	3,470,633

Total Investment Income	37,262,163

EXPENSES
Investment advisory fees	6,319,178
Distribution fees
Class A	955,765
Class B	579,183
Class C	1,540,510
Administration, fund accounting and transfer agent fees	656,413
Administrative services plan fees	185,735
Custodian fees	128,588
Legal fees	145,331
Printing fees	91,574
State Registration fees	60,504
Audit fees	68,279
Insurance expense	31,790
Trustees’ fees	31,220
Other expenses	113,562

Total operating expense before waivers	10,907,632
Expenses reimbursed by the Adviser	(47,521)
Dividend expense on securities sold short	2,798,896
Interest expense	6,311,259

Net Expenses	19,970,266

Net Investment Income	17,291,897

INVESTMENTS, OPTIONS AND SECURITIES SOLD SHORT
Net realized gain from investments and options	30,960,174
Net realized gain from securities sold short	7,477,828
Net realized gain on foreign currency transactions	251,173
Change in unrealized appreciation (depreciation) from investments, options and securities sold short	(180,974,953)

Net realized/unrealized loss from investments, options and securities sold short	(142,285,778)

Change in net assets resulting from operations	$(124,993,881)

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S T R AT E G I C R E A LT Y F U N D

S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S

	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006

FROM INVESTMENT ACTIVITIES

OPERATIONS
Net investment income	$17,291,897	15,904,260
Net realized gain from investments and options	30,960,174	101,497,712
Net realized gain (loss) from securities sold short	7,477,828	(33,852,903)
Net change in unrealized appreciation on foreign currency transactions	251,173	—
Change in unrealized appreciation (depreciation) from investments, options and securities sold short	(180,974,953)	87,882,117

Change in net assets resulting from operations	(124,993,881)	171,431,186

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(13,053,616)	(17,909,179)
From net realized gain from investments and securities sold short	(32,548,278)	(30,589,462)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(1,644,345)	(2,177,544)
From net realized gain from investments and securities sold short	(5,833,511)	(4,439,585)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(4,261,655)	(5,696,357)
From net realized gain from investments and securities sold short	(14,159,634)	(11,924,844)

DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
From net investment income	(287,145)	(26,905)
From net realized gain from investments and securities sold short	(418,370)	(101,573)

Change in net assets from distributions to shareholders	(72,206,554)	(72,865,449)

CAPITAL TRANSACTIONS
Proceeds from shares issued	69,868,850	105,024,254
Shares issued in reinvestment of distributions	58,967,151	61,047,291
Payments for shares redeemed	(318,936,959)	(137,919,868)
Other capital contributions	458,095	—
Redemption fees	30,714	21,401

Change in net assets from capital transactions	(189,612,149)	28,173,078

Change in net assets	(386,812,584)	126,738,815

NET ASSETS
Beginning of year	725,470,086	598,731,271

End of year	$338,657,502	725,470,086

Undistributed net investment income	$66,932	—

The accompanying notes are an integral part of these financial statements.

S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S (continued)

	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006

CAPITAL TRANSACTIONS:
Class A:
Proceeds from shares issued	$42,823,022	$77,467,321
Dividends reinvested	35,698,749	39,960,792
Cost of shares redeemed	(220,998,818)	(102,006,739)
Other capital contributions	280,107	—
Redemption fees	22,470	16,870

Change	$(142,174,470)	$15,438,244

Class B:
Proceeds from shares issued	$2,439,893	$5,768,128
Dividends reinvested	6,445,444	5,574,339
Cost of shares redeemed	(19,100,108)	(10,569,701)
Other capital contributions	51,095	—
Redemption fees	15	2,341

Change	$(10,163,661)	$775,107

Class C:
Proceeds from shares issued	$11,098,736	$20,163,700
Dividends reinvested	16,193,549	15,383,682
Cost of shares redeemed	(68,556,752)	(24,989,309)
Other capital contributions	123,462	—
Redemption fees	2,068	2,190

Change	$(41,138,937)	$10,560,263

Class Y: +
Proceeds from shares issued	$13,507,199	$1,625,105
Dividends reinvested	629,409	128,478
Cost of shares redeemed	(10,281,281)	(354,119)
Other capital contributions	3,431	—
Redemption fees	6,161	—

Change	$3,864,919	$1,399,464

SHARE TRANSACTIONS:
Class A:
Issued	832,736	1,493,186
Reinvested	923,622	751,238
Redeemed	(4,516,493)	(1,971,735)

Change	(2,760,135)	272,689

Class B:
Issued	47,097	112,511
Reinvested	172,914	105,835
Redeemed	(397,380)	(205,219)

Change	(177,369)	13,127

Class C:
Issued	214,295	390,653
Reinvested	432,225	292,083
Redeemed	(1,433,983)	(489,330)

Change	(787,463)	193,406

Class Y: +
Issued	233,856	29,965
Reinvested	15,739	2,387
Redeemed	(202,296)	(6,567)

Change	47,299	25,785

+ Commenced operations on April 28, 2006.

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

S T A T E M E N T O F C A S H F L O W S
F O R T H E Y E A R E N D E D D E C E M B E R 3 1 , 2 0 0 7

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(124,993,881)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(1,599,304,384)
Proceeds from sale of investments	1,971,148,250
Proceeds from short transactions	505,725,242
Cover short transactions	(555,739,627)
Premiums received on written options	859,952
Written options closed or exercised	(3,817,752)
Net realized gain (loss) on:
Investments	(30,960,174)
Short transactions	(7,477,828)
Foreign currency	(251,173)
Change in unrealized appreciation/(depreciation) on long transactions, short transactions, and written options	180,974,953
Changes in assets and liabilities:
Receivable/Payable from brokers for proceeds on securities sold short	33,947,267
Receivable for investments sold	6,468,358
Receivable for fund shares sold	(1,007,434)
Dividends and interest receivable	1,741,454
Prepaid expenses and other receivables	16,405
Receivable/Payable for forward foreign currency exchange contracts	(358,470)
Investment advisory fees payable	(394,537)
Distribution fees payable	(159,203)
Payable for securities purchased, short positions and written options	23,877,816
Payable for fund shares redeemed	4,424,859
Payable for return of collateral on securities loaned	34,502,338
Accrued expenses and other liabilities	(366,918)

NET CASH PROVIDED BY OPERATING ACTIVITIES	438,855,513

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued	69,899,564
Payment on shares redeemed less redemption fees	(318,936,959)
Cash distributions paid	(13,239,403)
Other capital contributions	458,095
Repayment of demand loan to bank	(177,036,810)

NET CASH USED BY FINANCING ACTIVITIES	(438,855,513)

NET CHANGE IN CASH FOR THE YEAR	—

CASH, BEGINNING OF YEAR	—

CASH, END OF YEAR	$—

Non-Cash financing activities not included herein consist of reinvestment of distributions of $58,967,151
Cash paid for interest during the year: $6,742,093

The accompanying notes are an integral part of these financial statements.

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	K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

	FI N A N C I A L H I G H L I G H T S
	Selected data for a share of beneficial interest outstanding throughout the periods indicated.

			Investment Activities				Less Dividends

		Net Asset Value, Beginning of Period	Net Investment Income		Net Realized/ and Unrealized Gains (Losses) on Investments, Options and Securities Sold Short	Total From Investment Activities	Net Investment Income	Net Realized Gains	Return of Capital

	Kensington Strategic Realty Fund Class A
	Year Ended December 31, 2007	$54.22	1.63	(g)	(12.98)	(11.35)	(1.87)	(6.12)	—
	Year Ended December 31, 2006	$46.47	1.38	(g)	12.27	13.66	(2.18)	(3.73)	—
	Year Ended December 31, 2005	$51.06	1.44	(g)	0.98	2.42	(2.16)	(4.84)	(0.07)
	Year Ended December 31, 2004	$45.34	2.21	(g)	9.73	11.94	(2.39)	(3.83)	—
	Period Ended December 31, 2003 *	$37.32	1.51		9.88	11.39	(1.90)	(1.47)	—
	Kensington Strategic Realty Fund Class B
	Year Ended December 31, 2007	$53.60	1.22	(g)	(12.79)	(11.57)	(1.49)	(6.12)	—
	Year Ended December 31, 2006	$46.00	0.98	(g)	12.14	13.12	(1.79)	(3.73)	—
	Year Ended December 31, 2005	$50.63	1.04	(g)	0.97	2.01	(1.79)	(4.84)	(0.07)
	Year Ended December 31, 2004	$45.02	1.83	(g)	9.66	11.49	(2.05)	(3.83)	—
	Period Ended December 31, 2003 *	$37.09	1.27		9.80	11.07	(1.67)	(1.47)	—
	Kensington Strategic Realty Fund Class C
	Year Ended December 31, 2007	$53.56	1.22	(g)	(12.78)	(11.56)	(1.47)	(6.12)	—
	Year Ended December 31, 2006	$45.97	0.98	(g)	12.13	13.11	(1.79)	(3.73)	—
	Year Ended December 31, 2005	$50.60	1.04	(g)	0.97	2.01	(1.79)	(4.84)	(0.07)
	Year Ended December 31, 2004	$44.99	1.84	(g)	9.65	11.49	(2.05)	(3.83)	—
	Period Ended December 31, 2003 *	$37.07	1.28		9.78	11.06	(1.67)	(1.47)	—
	Kensington Strategic Realty Fund Class Y
	Year Ended December 31, 2007	$54.19	1.76	(g)	(12.94)	(11.18)	(2.00)	(6.12)	—
	Year Ended December 31, 2006 **	$49.83	1.49	(g)	8.36	9.85	(1.76)	(3.73)	—

	*				A nine month period due to year end change from March 31 to December 31.
	**				From commencement of operations on April 28, 2006.
	(a)				Total return excludes sales charge.
	(b)				Not annualized for periods less than one year.
	(c)				Annualized for periods less than one year.
	(d)				Excludes dividend and interest expense.
	(e)				Includes dividend and interest expense.
	(f)				Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
	(g)				Computed using the average share method.
	^				Less than $0.01 per share.
	#				In 2005, the return excludes a reimbursement by the adviser for advisory fee correction. Including such item, the total return would have been increased by 0.13% for Class A, B, and C shares.

	The accompanying notes are an integral part of these financial statements.

38

from:							Ratios/Supplemental Data

Total Distributions	Redemption Fees		Repayment of Advisory Fees	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Expenses to Average Net Assets (c)(e)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover (f)

(7.99)	—	^	n/a	$34.88	(21.81)%	$208,147	1.55%	3.06%	3.14%	222.21%
(5.91)	—	^	n/a	$54.22	30.16%	$473,172	1.40%	3.07%	2.66%	151.51%
(7.07)	—	^	0.06	$46.47	4.76%#	$392,881	1.96%	3.62%	2.87%	206.15%
(6.22)	—		n/a	$51.06	27.63%	$401,565	1.27%	2.49%	4.75%	173.21%
(3.37)	—		n/a	$45.34	31.15%	$267,657	1.77%	2.94%	4.63%	87.07%

(7.61)	—	^	n/a	$34.42	(22.38)%	$37,461	2.29%	3.81%	2.39%	222.21%
(5.52)	—	^	n/a	$53.60	29.18%	$67,851	2.15%	3.82%	1.91%	151.51%
(6.70)	—	^	0.06	$46.00	3.96%#	$57,629	2.71%	4.37%	2.10%	206.15%
(5.88)	—		n/a	$50.63	26.67%	$59,943	2.02%	3.24%	4.00%	173.21%
(3.14)	—		n/a	$45.02	30.40%	$45,340	2.52%	3.69%	3.87%	87.07%

(7.59)	—	^	n/a	$34.41	(22.36)%	$90,500	2.30%	3.81%	2.39%	222.21%
(5.52)	—	^	n/a	$53.56	29.18%	$183,049	2.15%	3.82%	1.91%	151.51%
(6.70)	—	^	0.06	$45.97	3.97%#	$148,222	2.71%	4.37%	2.10%	206.15%
(5.88)	—		n/a	$50.60	26.69%	$146,183	2.02%	3.24%	4.00%	173.21%
(3.14)	—		n/a	$44.99	30.39%	$96,943	2.52%	3.68%	3.94%	87.07%

(8.12)	$0.05		n/a	$34.89	(21.55)%	$2,550	1.30%	2.81%	3.39%	222.21%
(5.49)	—		n/a	$54.19	20.14%	$1,397	1.15%	2.82%	2.91%	151.51%

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S T R A T E G I C R E A L T Y F U N D

O T H E R S H A R E C L A S S R E S U L T S (Unaudited)

AVERAGE ANNUALIZED RETURNS FOR PERIODS ENDED DECEMBER 31, 2007 WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION (9/15/99)

CLASS B SHARES
not reflecting CDSC *	–22.38%	1.39%	11.56%	16.50%
reflecting applicable CDSC	–25.59%	0.73%	11.32%	16.50%
Expense Ratio: 2.73% net, 3.82% gross

CLASS C SHARES
not reflecting CDSC *	–22.36%	1.40%	11.57%	16.50%
reflecting applicable CDSC	–23.00%	1.40%	11.57%	16.50%
Expense Ratio: 2.73% net, 3.82% gross

CLASS Y SHARES **	–21.55%	2.32%	12.51%	17.43%
Expense Ratio: 1.73% net, 2.82% gross

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days.

The Adviser has contractually agreed to reimburse expenses through December 31, 2010.

	*	CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.

**

Class Y shares of the Fund were not in existence prior to April 28, 2006. The Class Y share performance that is presented for those periods prior to April 28, 2006 is based on the performance of Class A shares since the inception of the Fund. The returns for Class Y shares will differ from the returns for Class A shares because of differences in expenses of each class. Class Y shares are not subject to the Rule 12b-1 service and distribution fees that Class A shares are subject to and Class Y shares will therefore generally have lower expenses than Class A shares.

40

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K E N S I N G T O N S E L E C T I N C O M E F U N D

	R E S U L T S A T A G L A N C E

	AVERAGE ANNUALIZED RETURNS FOR PERIODS ENDED DECEMBER 31, 2007 WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION [1] (3/30/01)	TRAILING 12-MONTH CASH DISTRIBUTION RATE [2]	30-DAY SEC YIELD [3]

	Select Income Fund at NAV	-24.21%	-4.95%	3.45%	8.92%	9.79%	10.14%
	with sales load	-28.57%	-6.80%	2.23%	7.97%	9.22%	9.55%
	Merrill Lynch Preferred Index [4]	-11.31%	-1.08%	2.17%	3.68%
	FTSE NAREIT Composite Index [5]	-17.74%	6.04%	16.57%	15.12%

	Expense Ratio: 1.48% net operating expenses 2.44% gross operating expenses

	Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days.

	Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data shown with the load reflects the Class A maximum sales charge of 5.75%. Results for other share classes can be found on page 62.

	The Adviser has a contractual agreement in place until December 31, 2010 to waive expenses and receive reimbursement. Currently, expense levels have not been exceeded nor is the fund reimbursing the Adviser for any fees waived in the past.

	[1]			While the Class A shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 3, 2001.
	[2]			The cash distribution rate is the sum of the trailing 12 months of cash distributions, excluding capital gains distributions, divided by the most recent net asset value. At times, the fund may pay distributions in excess of their net investment taxable income. To the extent that this occurs, the dividend factor will include a component of return of capital. The fund may own securities issued by REITs. A portion of the dividends paid by REITs may be recharacterized by the REIT issuer for tax purposes following year-end as capital gains and/or return of capital. To the extent this occurs, distributions paid by the fund during the year will also be reclassified to reflect these REIT recharacterizations. Therefore, the composition of the fund’s distributions during the year may change substantially by year-end. If these changes occur, they may reduce the net investment income component of the fund distributions and increase the capital gain and/or return of capital components. Shareholders of record will be notified of the estimated return of capital for each distribution which includes a return of capital component. Return of capital does not create taxable income. It is a reduction of the shareholder’s tax basis in their investment in the fund. This information will also be available on www.kig.com.
	The fund estimates that the $0.63 distribution paid on December 26, 2007 is comprised of 100% return of capital. These estimates are based on information currently known to the fund. A return of capital does not necessarily reflect the fund’s investment performance.
	[3]			The 30-Day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.
	[4]			The Merrill Lynch Preferred Index is a market capitalization weighted index that includes perpetual payment preferred issues. The Preferred Index consists of a set of exchange-traded preferred stocks that are covered by Merrill Lynch Fixed Income Research.
	[5]			The FTSE NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index was developed with a base value as of December 31, 1971.

	The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

42

There are risks involved in investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The fund may also invest in small or relatively new or unseasoned companies, which involve additional risks such as limited liquidity and greater volatility.

P O R T F O L I O   H O L D I N G S % of Portfolio Holdings by Property Type as of December 31, 2007

SENIOR SECURITIES 85%

Portfolio holdings subject to change. Due to rounding, values may not total 100%.

	* **	Other Senior Securities includes positions in Storage (0.61%), Other (2.67%) and Industrial (3.10%). Other Common Stock includes positions in Other (0.27%) and Non-Real Estate Companies (3.19%).

G R O W T H   O F   A   $ 1 0 , 0 0 0   I N V E S T M E N T
Period from fund inception on March 30, 2001 to December 31, 2007

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. This chart does not imply any future performance. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

The Merrill Lynch Preferred Index is an unmanaged index that includes perpetual payment preferred issues. It is not possible to invest directly in an index.

K E N S I N G T O N S E L E C T I N C O M E F U N D

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended December 31, 2007:

CLASS A SHARES *	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION (3/30/01)

reflecting 5.75% maximum sales charge	-28.57%	-6.80%	2.23%	7.97%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days.

* Performance for other share classes can be found on page 62.

M A N A G E M E N T ’ S D I S C U S S I O N A N D A N A L Y S I S

The Kensington Select Income Fund is designed for investors seeking high current income and the potential for modest long term growth of capital.

The fund had a very difficult year in 2007. The Select Income Fund’s portfolio was negatively impacted by fallout from the subprime lending crisis and the subsequent severe slowdown of the credit markets. Pain was felt all through the debt and equity markets, but the fund suffered in particular because of its significant exposure to mortgage and finance companies. It is very clear we underestimated the impact that the problems in the subprime mortgage space would have on some of the securities we owned.

Outside the mortgage space, the fund’s portfolio held up quite well. In fact, nearly 70% of the portfolio outperformed the REIT preferred marketplace.

Fund shareholders benefited from a slightly greater-than-normal dividend in the fourth quarter that was more than covered by the fund’s cash flow, bringing the trailing 12-month cash distribution rate at NAV as of December 31, 2007 to 9.79%, well above yields on other equity and fixed income alternatives. For example, at the end of the reporting period, the yield on the Standard & Poor’s 500 Index was 2.01% and the dividend on the 10-Year Treasury Note was 4.03%.

I N V E S T M E N T S T R AT E G Y

The fund’s portfolio is well diversified, both geographically and by property type, with 86 securities issued by a wide range of real estate companies. As of December 31, 2007, approximately 85% of the fund’s assets were invested in senior securities issued by real estate companies. The remainder of the portfolio was invested in yield-oriented common stocks.[6]

Additionally, the recent Federal Reserve rate cuts have made the use of leverage very compelling, and we have increased our use of margin in the fund.

PREFERRED STOCKS We believe that preferred stocks continue to offer investors a compelling income alternative in the current environment, with attractive dividend yields versus other fixed income vehicles. With our focus on high quality companies, the dividends received by the fund are well covered by the cash flow of the underlying issuers. On average, the issuers generate over $2.00 in cash flow for every $1.00 of fixed charges (i.e. preferred dividends plus interest on debt).[7]

We see credit quality and interest rate risk as the primary risks to preferred stock investments. Credit quality in the REIT preferred market is generally strong and stable. While abrupt moves in interest rates or disruptions in the capital markets may continue to result in volatility, our view is that there would have to be a very severe economic disruption to seriously and permanently impair the overall credit quality of REIT preferred shares.

COMMON STOCKS Approximately 15% of the fund’s portfolio is invested in common stocks, primarily in the real estate space. We expect that the fund’s common stock exposure should enhance its growth potential over time and serve as a hedge against interest rate risk; however, over the long term, we intend to maintain most of the fund’s assets in senior securities. We continue to focus on relatively yield-oriented real estate common stocks for this portion of the portfolio.

C O N C L U S I O N

Despite setbacks in the third and fourth quarters of 2007, we are pleased that the continued implementation of our various fund management strategies has allowed us to earn high levels of income. We continue to feel that the cash distribution rate for the fund is very attractive as compared to alternatives.

While it was a very tough 2007, we believe the fund is well positioned to provide high current income and the potential for modest long term growth moving forward. In our view, REIT preferred yields are very attractive, with many securities in our universe yielding over 8%.[8] Given that the underlying real estate companies are generally well-run and have attractive payout ratios, we believe the cash flow from these securities is quite secure. Going forward, we remain hopeful that the current dislocation of the fixed income market will eventually pass without any permanent harm to the “plain vanilla” real estate preferred shares that we love to buy for the fund.

JOEL BEAM
Portfolio Manager

The risks of investing in equity REITs are unique and similar to those of directly owning real estate (i.e. regulatory risks, concentration risk and diversification risk). Unlike REITs and stocks, which are subject to fluctuation in both principal value and return, U.S. Treasury securities are backed by the U.S. Government and, if held to maturity, offer a fixed rate of return and fixed principal value.

Investments in Mortgage Backed Securities include additional risks including but not limited to credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

K E N S I N G T O N S E L E C T I N C O M E F U N D

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for fund holdings as of December 31, 2007.

The federal government guarantees interest payments from government securities while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

6	Figures based on net assets.
7	Weighted average fixed charge coverage ratio for the Select Income Fund portfolio, December 31, 2007.
8	Weighted average strip yield for all actively-traded REIT preferred issues is 7.99%: BMO Capital Markets, January 29, 2008.

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K E N S I N G T O N S E L E C T I N C O M E F U N D

E X P E N S E E X A M P L E

As a shareholder of the Kensington Select Income Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class B and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Kensington Select	Beginning	Ending
Income Fund	Account Value	Account Value	Expenses Paid
Class A	July 1, 2007	December 31, 2007	During Period*

Actual	$1,000.00	$ 761.90	$11.22
Hypothetical
(5% return before expenses)	$1,000.00	$1,012.47	$12.81

Kensington Select	Beginning	Ending
Income Fund	Account Value	Account Value	Expenses Paid
Class B	July 1, 2007	December 31, 2007	During Period*

Actual	$1,000.00	$ 758.90	$14.52
Hypothetical
(5% return before expenses)	$1,000.00	$1,008.69	$16.59

Kensington Select	Beginning	Ending
Income Fund	Account Value	Account Value	Expenses Paid
Class C	July 1, 2007	December 31, 2007	During Period*

Actual	$1,000.00	$ 758.60	$14.52
Hypothetical
(5% return before expenses)	$1,000.00	$1,008.69	$16.59

Kensington Select	Beginning	Ending
Income Fund	Account Value	Account Value	Expenses Paid
Class Y	July 1, 2007	December 31, 2007	During Period*

Actual	$1,000.00	$ 762.50	$10.11
Hypothetical
(5% return before expenses)	$1,000.00	$1,013.73	$11.55

*

Expenses are equal to the Fund’s annualized expense ratio of 2.52% for Class A, 3.28% for Class B, 3.28% for Class C, and 2.28% for Class Y multiplied by the average account value over the period, multiplied by 184 days in the most recent fiscal half-year/365 to reflect the one-half year period.

K E N S I N G T O N S E L E C T I N C O M E F U N D

S C H E D U L E O F P O R T F O L I O I N V E S T M E N T S
D E C E M B E R 3 1 , 2 0 0 7

	SHARES	MARKET VALUE($)

Real Estate Common Stock (16.6%)

Mortgage (4.4%)
iStar Financial, Incorporated[3]	768,678	20,024,062

Net Lease (6.5%)
Capital Lease Funding, Incorporated	1,297,169	10,922,163
Lexington Realty Trust[3]	1,284,900	18,682,446

		29,604,609

Office (5.7%)
HRPT Properties Trust	3,353,200	25,920,236

Total Real Estate Common Stock		75,548,907

Real Estate Preferred Stock (115.2%)

Diversified (14.1%)
Colonial Properties Trust, Series D, 8.125%	78,817	1,886,879
Cousins Properties, Incorporated, Series A, 7.75%	450,000	10,071,000
Cousins Properties, Incorporated, Series B, 7.50%	208,000	4,336,800
Digitial Realty Trust, Incorporated, Series A, 8.50%	848,500	19,099,735
Duke Realty Corporation, Series N, 7.25%	156,973	3,236,783
Enertainment Properties Trust, Series B, 7.75%	72,500	1,508,000
LBA Realty II WBP, Incorporated , Series A, 8.75%[1,2]	430,000	12,089,106
LBA Realty II WBP, Incorporated , Series B, 7.625%[1,2]	323,000	3,956,750
PS Business Park, Series H, 7.00%	87,600	1,716,960
PS Business Park, Series K, 7.95%	164,600	3,640,952
PS Business Park, Series P, 6.70%	111,400	2,112,144
Vornado Realty Trust, Series F, 6.75%	14,400	295,704

		63,950,813

Healthcare (12.9%)
HCP, Incorporated, Series F, 7.10%	101,900	1,944,762
Health Care REIT, Incorporated, Series D, 7.875%	22,000	512,380
Health Care REIT, Incorporated, Series F, 7.625%	69,400	1,533,740
LTC Properties, Incorporated, Series F, 8.00%	1,304,700	28,846,917
Omega Healthcare Investors, Incorporated, Series D, 8.375%	1,050,500	26,020,885

		58,858,684

Hotel (20.0%)
Ashford Hospitality Trust, Series A, 8.55%	368,700	6,913,125
Ashford Hospitality Trust, Series D, 8.45%	720,000	13,942,800
Eagle Hospitality Properties Trust	641,300	11,774,268
FelCor Lodging Trust, Incorporated, Series A, 1.95%	245,010	5,052,106

The accompanying notes are an integral part of these financial statements.

S C H E D U L E O F P O R T F O L I O I N V E S T M E N T S
D E C E M B E R 3 1 , 2 0 0 7 ( c o n t i n u e d )

	SHARES OR PRINCIPAL AMOUNT	MARKET VALUE($)

Hotel (20.0%) (continued)
FelCor Lodging Trust, Incorporated, Series C, 8.00%	206,200	3,825,010
Hersha Hospitality Trust, Series A, 8.00%	199,900	4,277,860
Hospitality Properties Trust, Series C, 7.00%	16,300	293,400
Host Marriott Corporation, Series E, 8.875%	511,200	12,831,120
Innkeepers USA Trust, Series C, 8.00%[1]	166,500	1,998,000
Lasalle Hotel Properties, Series E, 8.00%	150,000	2,865,000
Lasalle Hotel Properties, Series G, 7.25%	100,800	1,739,808
Strategic Hotel & Resorts Inc., Series B, 8.25%	444,800	8,562,400
Strategic Hotel & Resorts Inc., Series C, 8.25%	624,989	12,421,656
Sunstone Hotel Investors, Incorporated, Series A, 8.00%	220,000	4,296,600

		90,793,153

Industrial (4.3%)
EastGroup Properties, Incorporated, Series D, 7.95%	354,100	8,677,221
First Industrial Realty Trust, Incorporated, Series J, 7.25%	304,500	6,166,125
Monmouth Real Estate Investment Corporation, Series A, 7.625%	232,050	4,629,398

		19,472,744

Manufactured Housing (3.2%)
Hilltop Holdings, Incorporated, Series A, 8.25%	653,650	14,494,688

Mortgage (11.8%)
Annaly Mortgage Management, Series A, 7.875%	574,893	13,705,449
Anthracite Capital, Incorporated, Series C, 9.375%	612,900	11,516,391
Anthracite Capital, Incorporated, Series D, 8.25%	286,900	4,533,020
iStar Financial, Incorporated, Series E, 7.875%	437,400	8,634,276
iStar Financial, Incorporated, Series F, 7.8%	272,100	5,229,762
iStar Financial, Incorporated, Series G, 7.65%	185,700	3,416,880
Newcastle Investment Corporation, Series C, 8.05%	181,400	2,811,700
NorthStar Realty Finance Corporation, Series A, 8.75%	229,700	3,819,911

		53,667,389

Multifamily (7.3%)
Apartment Investment & Management Company, Series G, 9.375%	76,900	1,876,360
Apartment Investment & Management Company, Series T, 8.00%	653,500	13,618,940
Apartment Investment & Management Company, Series U, 7.75%	507,000	10,606,440
Associated Estates Realty Corporation, Series B, 8.70%	296,434	7,003,253

		33,104,993

Net Lease (4.3%)
Capital Lease Funding, Incorporated, Series A, 8.125%	478,500	9,215,910
Lexington Realty Trust, Series B, 8.05%	488,100	10,176,885

		19,392,795

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S E L E C T I N C O M E F U N D

S C H E D U L E O F P O R T F O L I O I N V E S T M E N T S
D E C E M B E R 3 1 , 2 0 0 7 (continued)

	SHARES OR PRINCIPAL AMOUNT	MARKET VALUE($)
Office (16.0%)
Alexandria Real Estate Equities, Inc., Series C, 8.375%	335,190	8,798,737
Biomed Realty Trust, Incorporated, Series A, 7.375%	1,188,900	24,206,004
Brandywine Realty Trust, Series C, 7.50%	20,000	408,800
Corporate Office Properties Trust, Series G, 8.00%	492,825	10,718,943
Corporate Office Properties Trust, Series H, 7.50%	21,400	438,700
Corporate Office Properties Trust, Series J, 7.625%	48,300	986,528
DRA CRT Acquisition Corporation, Series A, 8.5%[1]	51,500	932,794
HRPT Properties Trust, Series B, 8.75%	273,214	6,819,421
Kilroy Realty Corporation, Series E, 7.80%	79,384	1,776,217
Parkway Properties, Incorporated, Series D, 8.00%	412,100	9,581,325
SL Green Realty Corporation, Series C, 7.625%	297,823	6,772,495
SL Green Realty Corporation, Series D, 7.875%	61,900	1,414,415

		72,854,379

Retail (20.5%)
CBL & Associates Properties, Incorporated, Series C, 7.75%	260,600	5,733,200
CBL & Associates Properties, Incorporated, Series D, 7.375%	285,680	5,599,328
Developers Diversified Realty Corporation, Series G, 8.00%	19,600	440,020
Glimcher Realty Trust, Series F, 8.75%	694,231	14,266,447
Glimcher Realty Trust, Series G, 8.125%	74,200	1,417,220
Kimco Realty Corporation, Series G, 7.75%	1,055,000	24,460,175
National Retail Properties, Incorporated, Series C, 7.375%	47,900	967,341
Saul Centers, Incorporated, Series A, 8.00%	230,698	5,698,241
Taubman Centers Incorporated, Series G, 8.00%	584,166	13,815,526
Taubman Centers Incorporated, Series H, 7.625%	15,900	373,491
Urstadt Biddle Properties, Incorporated, Series C, 8.50%	92,000	9,982,000
Urstadt Biddle Properties, Incorporated, Series D, 7.50%	484,700	10,328,957

		93,081,946

Storage (0.8%)
Public Storage, Series G, 7.00%[3]	31,100	652,789
Public Storage, Series K, 7.25%[3]	150,000	3,157,500

		3,810,289

Total Real Estate Preferred Stock		523,481,873

Total Real Estate Common and Preferred Stock (Cost $715,090,252)		599,030,780

The accompanying notes are an integral part of these financial statements.

S C H E D U L E   O F   P O R T F O L I O   I N V E S T M E N T S
D E C E M B E R   3 1 ,  2 0 0 7 (continued)

	SHARES OR PRINCIPAL AMOUNT	MARKET VALUE($)
Corporate Bonds (1.3%)

Diversified (0.9%)
Taberna Preferred Funding, Limited, Series 2005-2A F, 10.356%, 11/05/35 144A1,2	$27,707,070	2,770,707
Taberna Preferred Funding, Limited, Series 2005-3A D, 8.006%, 02/05/36 144A1,2	$4,500,000	675,000
Taberna Preferred Funding, Limited, Series 2005-3A E, 9.856%, 02/05/36 144A1,2	$4,643,501	696,525

		4,142,232

Industrial (0.4%)
Oil Casualty Insurance, Limited, 8.00%, 09/15/34 144A1,2	2,000,000	1,700,000

Total Corporate Bonds (Cost $38,850,571)		5,842,232

Other Equity Investments (0.4%)

Reinsurance (0.4%)
Endurance Specialty Holdings, Ltd.	89,111	1,856,182

Total Other Equity Investments (Cost $2,361,679)		1,856,182

Investment Companies (4.3%)

Mutual Funds (4.3%)
Highland Distressed Opportunities, Incorporated	1,099,722	9,424,618
Tortoise Capital Resources Corporation	852,500	10,443,125

Total Investment Companies ($29,160,545)		19,867,743

Warrants (0.0%)
Resource Capital Corporation – Warrants	42,500	—

Repurchase Agreement (0.3%)

Custodial Trust Company, 4.5%, dated 12/31/07, due 01/01/08, repurchase price $1,356,771 (collateralized by U.S. Treasury Bond, 08/15/23, valued $1,398,092)[4]	$1,356,432	1,356,432

TOTAL INVESTMENTS IN SECURITIES (cost $786,819,479) – 138.1%		627,953,369
Liabilites in excess of Other Assets – (38.1%)		(173,346,895)

NET ASSETS – 100.0%		$454,606,474

[1]	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors.

[2]	The Adviser, using Board approved procedures, has deemed all or a portion of the security to be illiquid.

[3]	All or a portion of the security was on loan at December 31, 2007.

[4]	Security purchased with the cash proceeds from securities loaned.

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S E L E C T I N C O M E F U N D

	S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S
	D E C E M B E R 3 1 , 2 0 0 7

	ASSETS
	Investments, at value[1] (cost $785,463,047)	$626,596,937
	Repurchase agreement, at cost	1,356,432

	Total Investments, (cost $786,819,479)	627,953,369
	Interest and dividends receivable	9,917,854
	Receivables from investments sold	1,851,072
	Receivable for capital shares issued	1,769,120
	Prepaid expenses	47,472

	Total Assets	641,538,887

	LIABILITIES
	Demand loan payable to bank	175,672,810
	Payable for return of collateral received for securities on loan	1,356,432
	Payable for capital shares redeemed	7,951,547
	Accrued expenses and other payables
	Interest expense	825,612
	Investment advisory fees	431,789
	Distribution fees	219,650
	Other Accrued Expenses	474,573

	Total Liabilities	186,932,413

	NET ASSETS	$454,606,474

	Capital	$626,561,969
	Accumulated net realized loss on investments and securities sold short	(13,089,385)
	Net unrealized depreciation on investments and securities sold short	(158,866,110)

	Net Assets	$454,606,474

	Class A
	Net Assets	$246,985,831
	Shares outstanding	9,825,682

	Redemption price per share	$25.14

	Maximum Sales Charge-Class A	5.75%

	Maximum Offering Price [100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent] per share	$26.67

	Class B
	Net Assets	$37,873,521
	Shares outstanding	1,523,498

	Offering and redemption price per share[2]	$24.86

	Class C
	Net Assets	$134,138,613
	Shares outstanding	5,407,767

	Offering and redemption price per share[2]	$24.80

	Class Y
	Net Assets	$35,608,509
	Shares outstanding	1,416,691

	Offering and redemption price per share[2]	$25.13

	[1] Includes securities on loan of $1,290,043.

	[2] Redemption price per share varies by length of time shares are held.

	The accompanying notes are an integral part of these financial statements.
54

S T A T E M E N T   O F  O P E R A T I O N S
Y E A R   E N D E D   D E C E M B E R   3 1 ,  2 0 0 7

INVESTMENT INCOME
Dividend income	$64,486,289
Interest income	3,712,036

Total Investment Income	68,198,325

EXPENSES
Investment advisory fees	7,297,053
Distribution fees
Class A	1,068,513
Class B	597,626
Class C	2,051,023
Custodian fees	133,364
Administration, fund accounting and transfer agent fees	802,332
Administrative services plan fees	308,813
Trustees’ fees	40,607
Legal fees	168,943
Printing fees	99,850
Registration fees	79,730
Audit fees	90,406
Insurance expense	27,942
Dividend expense on securities sold short	235,212
Interest expense	4,480,190
Other expenses	73,642

Total expenses	17,555,246

Net Investment Income	50,643,079

REALIZED/UNREALIZED GAIN (LOSS) FROM INVESTMENTS
AND SECURITIES SOLD SHORT
Net realized loss from investments	(25,220,389)
Net realized loss on securities sold short	(73,993)
Change in unrealized appreciation (depreciation) from investments, and securities sold short	(206,023,506)

Net realized/unrealized loss from investments and securities sold short	(231,317,888)

Change in net assets resulting from operations	$(180,674,809)

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S E L E C T I N C O M E F U N D

	S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S

		YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006

	FROM INVESTMENT ACTIVITIES

	OPERATIONS
	Net investment income	$50,643,079	$43,908,017
	Net realized gain (loss) from investments and options	(25,220,389)	18,349,938
	Net realized loss on securities sold short	(73,993)	(2,249,194)
	Net change in unrealized appreciation (depreciation) from investments, and securities sold short	(206,023,506)	44,183,608

	Change in net assets resulting from operations	(180,674,809)	104,192,369

	DISTRIBUTIONS TO CLASS A SHAREHOLDERS
	From net investment income	(30,340,522)	(29,017,064)
	From net realized gain from investments and securities sold short	—	(4,862,328)
	Return of capital	—	(2,223,959)

	DISTRIBUTIONS TO CLASS B SHAREHOLDERS
	From net investment income	(4,011,051)	(4,149,569)
	From net realized gain from investments and securities sold short	—	(714,959)
	Return of capital	—	(326,944)

	DISTRIBUTIONS TO CLASS C SHAREHOLDERS
	From net investment income	(13,961,528)	(12,686,123)
	From net realized gain from investments and securities sold short	—	(2,280,879)
	Return of capital	—	(1,043,253)

	DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
	From net investment income	(3,071,937)	(245,834)
	From net realized gain from investments and securities sold short	—	(125,331)
	Return of capital	—	(57,326)

	Change in net assets from distributions to shareholders	(51,385,038)	(57,733,569)

	CAPITAL TRANSACTIONS
	Proceeds from shares issued	211,926,754	187,029,512
	Shares issued in reinvestment of distributions	34,730,177	39,646,055
	Payments for shares redeemed	(358,861,160)	(214,223,084)
	Other contributions	54,044	51,384
	Redemption fees	72,504	17,548

	Change in net assets from capital transactions	(112,077,681)	12,521,415

	Change in net assets	(344,137,528)	58,980,215

	NET ASSETS
	Beginning of year	798,744,002	739,763,787

	End of year	$454,606,474	$798,744,002

The accompanying notes are an integral part of these financial statements.

56

S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S (continued)

	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006

CAPITAL TRANSACTIONS:
Class A:
Proceeds from shares issued	$132,942,566	$132,343,046
Dividends reinvested	20,229,100	24,577,116
Cost of shares redeemed	(257,362,919)	(145,581,284)
Other capital contributions	29,219	31,037
Redemption fees	60,904	15,819

Change	$(104,101,130)	$11,385,734

Class B:
Proceeds from shares issued	$4,523,977	$3,117,240
Dividends reinvested	2,538,729	3,357,737
Cost of shares redeemed	(20,377,065)	(16,026,275)
Other capital contributions	4,531	4,515
Redemption fees	1,329	165

Change	$(13,308,499)	$(9,546,618)

Class C:
Proceeds from shares issued	$33,782,909	$30,750,084
Dividends reinvested	9,278,989	11,315,444
Cost of shares redeemed	(66,030,689)	(52,594,542)
Other capital contributions	16,081	14,461
Redemption fees	7,190	1,359

Change	$(22,945,520)	$(10,513,194)

Class Y: +
Proceeds from shares issued	$40,677,302	$20,819,142
Dividends reinvested	2,683,359	395,758
Cost of shares redeemed	(15,090,487)	(20,983)
Other capital contributions	4,213	1,371
Redemption fees	3,081	205

Change	$28,277,468	$21,195,493

SHARE TRANSACTIONS:
Class A:
Issued	4,015,283	3,801,649
Reinvested	645,815	709,958
Redeemed	(8,324,291)	(4,218,226)

Change	(3,663,193)	293,381

Class B:
Issued	138,036	90,276
Reinvested	82,686	97,838
Redeemed	(659,539)	(466,293)

Change	(438,817)	(278,179)

Class C:
Issued	1,018,831	891,694
Reinvested	302,804	330,218
Redeemed	(2,198,922)	(1,535,436)

Change	(877,287)	(313,524)

Class Y: +
Issued	1,252,117	585,092
Reinvested	88,393	11,219
Redeemed	(519,537)	(593)

Change	820,973	595,718

+ Commenced operations on April 28, 2006.

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S E L E C T I N C O M E F U N D

S T A T E M E N T O F C A S H F L O W S
F O R T H E Y E A R E N D E D D E C E M B E R 3 1 , 2 0 0 7

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(180,674,809)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(728,961,983)
Proceeds from sale of investments	719,552,291
Proceeds from short transactions	127,859,755
Cover short transactions	(127,933,748)
Premiums received on written options	39,011
Written options closed or exercised	(63,019)
Net realized (gain) loss on:
Investments	25,220,389
Short transactions	73,993
Change in unrealized appreciation/(depreciation) on long transactions, short transactions, and written options	206,023,506
Changes in assets and liabilities:
Receivable for investments sold	3,940,561
Receivable for fund shares sold	1,000,766
Receivable from affiliate	51,384
Dividends and interest receivable	(2,003,895)
Prepaid expenses	2,835
Investment advisory fees payable	(236,162)
Distribution fees payable	(130,875)
Payable for securities purchased, short positions and written options	(20,227,884)
Payable for fund shares redeemed	6,887,290
Accrued expenses and other liabilities	(12,287,313)

NET CASH PROVIDED BY OPERATING ACTIVITIES	18,132,093

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued	211,999,258
Payment on shares redeemed less redemption fees	(358,861,160)
Cash distributions paid	(16,654,861)
Other capital contributions	54,044
Borrowing on demand loan from bank	145,330,626

NET CASH USED IN FINANCING ACTIVITIES	(18,132,093)

NET CHANGE IN CASH FOR THE YEAR	—

CASH, BEGINNING OF YEAR	—

CASH, END OF YEAR	$—

Non-Cash financing activities not included herein consist of reinvestment of distributions of $34,730,177
Cash paid for interest during the year: $3,849,525

The accompanying notes are an integral part of these financial statements.

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	K E N S I N G T O N S E L E C T I N C O M E F U N D

	F I N A N C I A L H I G H L I G H T S
	Selected data for a share of beneficial interest outstanding throughout the periods indicated.
			Investment Activities				Less Dividends

		Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments, Options and Securities Sold Short	Total From Investment Activities	Net Investment Income	Net Realized Gains

	Kensington Select Income Fund Class A
	Year Ended December 31, 2007	$35.90	2.40	(g)	(10.70)	(8.30)	(1.83)	—
	Year Ended December 31, 2006	$33.69	2.19	(g)	2.87	5.05	(2.31)	(0.37)
	Year Ended December 31, 2005	$37.07	2.41	(g)	(3.09)	(0.68)	(2.50)	(0.19)
	Year Ended December 31, 2004	$36.76	2.04		1.92	3.96	(1.95)	(1.70)
	Period Ended December 31, 2003 *	$32.50	1.67		5.07	6.74	(1.95)	(0.53)
	Kensington Select Income Fund Class B
	Year Ended December 31, 2007	$35.60	2.13	(g)	(10.59)	(8.46)	(1.65)	—
	Year Ended December 31, 2006	$33.44	1.92	(g)	2.83	4.75	(2.05)	(0.37)
	Year Ended December 31, 2005	$36.84	2.12	(g)	(3.07)	(0.95)	(2.25)	(0.19)
	Year Ended December 31, 2004	$36.57	1.80		1.85	3.65	(1.74)	(1.64)
	Period Ended December 31, 2003 *	$32.35	1.47		5.04	6.51	(1.76)	(0.53)
	Kensington Select Income Fund Class C
	Year Ended December 31, 2007	$35.53	2.11	(g)	(10.56)	(8.45)	(1.65)	—
	Year Ended December 31, 2006	$33.38	1.91	(g)	2.83	4.74	(2.05)	(0.37)
	Year Ended December 31, 2005	$36.77	2.12	(g)	(3.06)	(0.94)	(2.25)	(0.19)
	Year Ended December 31, 2004	$36.51	1.82		1.82	3.64	(1.74)	(1.64)
	Period Ended December 31, 2003 *	$32.30	1.48		5.02	6.50	(1.76)	(0.53)
	Kensington Select Income Fund Class Y
	Year Ended December 31, 2007	$35.87	2.41	(g)	(10.62)	(8.21)	(1.90)	—
	Year Ended December 31, 2006 ***	$34.14	1.75	(g)	2.26	4.01	(1.75)	(0.37)
	*	A nine month period due to year end change from March 31 to December 31.
	**	From commencement of operations on April 3, 2001.
	***	From commencement of operations on April 28, 2006.

	(a)	Total return excludes sales charge.
	(b)	Not annualized for periods less than one year.
	(c)	Annualized for periods less than one year.
	(d)	Excludes dividend and interest expense.
	(e)	Includes dividend and interest expense.
	(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
	(g)	Computed using the average share method.
	(h)

 Includes the effects of certain excess investments made by the Fund in the shares of other investment companies (as discussed in Note 4 in the Notes to the Financial Statements) in the amount of $(0.22) per share.

	^	Less than $0.01 per share

	The accompanying notes are an integral part of these financial statements.

60

from:							Ratios/Supplemental Data

Return of Capital	Total Distributions	Redemption Fees		Net Asset Value, End of Period	Total Return (a)(b)		Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Expenses to Average Net Assets (c)(e)	Ratio of Net Investment Income to Average Net Assets (c)(e)	Portfolio Turnover (f)

(0.63)	(2.46)	—	^	$25.14	(24.21	)%(h)	$246,986	1.50%	2.15%	7.20%	87.89%
(0.17)	(2.85)	—	^	$35.90	15.61%		$484,186	1.48%	2.44%	6.31%	20.60%
(0.01)	(2.70)	—	^	$33.69	(1.99)%		$444,576	1.47%	2.13%	6.66%	35.70%
—	(3.65)	—		$37.07	11.30%		$534,973	1.60%	2.32%	7.49%	37.74%
—	(2.48)	—		$36.76	21.21%		$474,117	1.60%	2.01%	6.34%	22.49%

(0.63)	(2.28)	—	^	$24.86	(24.78	)%(h)	$ 37,874	2.25%	2.90%	6.45%	87.89%
(0.17)	(2.59)	—	^	$35.60	14.72%		$ 69,867	2.23%	3.19%	5.56%	20.60%
(0.01)	(2.45)	—	^	$33.44	(2.73)%		$ 74,926	2.22%	2.88%	5.95%	35.70%
—	(3.38)	—		$36.84	10.45%		$ 83,185	2.35%	3.07%	6.73%	37.74%
—	(2.29)	—		$36.57	20.54%		$ 64,900	2.35%	2.77%	5.54%	22.49%

(0.63)	(2.28)	—	^	$24.80	(24.80	)%(h)	$134,139	2.25%	2.90%	6.45%	87.89%
(0.17)	(2.59)	—	^	$35.53	14.72%		$223,325	2.23%	3.19%	5.56%	20.60%
(0.01)	(2.45)	—	^	$33.38	(2.71)%		$220,262	2.22%	2.88%	5.96%	35.70%
—	(3.38)	—		$36.77	10.43%		$236,965	2.35%	3.07%	6.73%	37.74%
—	(2.29)	—		$36.51	20.54%		$195,153	2.35%	2.77%	5.61%	22.49%

(0.63)	(2.53)	—	^	$25.13	(24.02	)%(h)	$ 35,609	1.25%	1.90%	7.45%	87.89%
(0.17)	(2.29)	—	^	$35.87	12.16%		$ 21,367	1.23%	2.19%	6.56%	20.60%

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N S E L E C T I N C O M E F U N D

O T H E R S H A R E C L A S S R E S U L T S (Unaudited)

AVERAGE ANNUALIZED RETURNS FOR PERIODS ENDED DECEMBER 31, 2007 WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION [1] (3/30/01)

CLASS B SHARES
not reflecting CDSC *	-24.78%	-5.67%	2.67%	8.10%
reflecting applicable CDSC	-28.27%	-6.43%	2.39%	8.10%
Expense Ratio: 2.23% net, 3.19% gross

CLASS C SHARES
not reflecting CDSC *	-24.80%	-5.67%	2.66%	8.10%
reflecting applicable CDSC	-25.50%	-5.67%	2.66%	8.10%
Expense Ratio: 2.23% net, 3.19% gross

CLASS Y SHARES **	-24.02%	-4.84%	3.53%	8.98%
Expense Ratio: 1.23% net, 2.19% gross

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days.

The Adviser has contractually agreed to reimburse expenses through December 31, 2010.

[1]	While the Class B and C shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 3, 2001.

*	CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.

**

Class Y shares of the Fund were not in existence prior to April 28, 2006. The Class Y share performance that is presented for those periods prior to April 28, 2006 is based on the performance of Class A shares since the inception of the Fund. The returns for Class Y shares will differ from the returns for Class A shares because of differences in expenses of each class. Class Y shares are not subject to the Rule 12b-1 service and distribution fees that Class A shares are subject to and Class Y shares will therefore generally have lower expenses than Class A shares.

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K E N S I N G T O N I N T E R N AT I O N A L R E A L E S T A T E F U N D

R E S U L T S A T A G L A N C E

AVERAGE ANNUALIZED RETURNS FOR PERIODS ENDED DECEMBER 31, 2007 WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	SINCE INCEPTION (4/28/06)	TRAILING 12-MONTH CASH DISTRIBUTION RATE [1]	30-DAY SEC YIELD [2]

International Real Estate Fund at NAV	-3.59%	10.80%	6.03%	0.37%
with sales load	-9.13%	6.94%	5.69%	0.35%
FTSE EPRA/NAREIT Global Real Estate Index ex-U.S.[3]	-0.88%	14.61%

Expense Ratio: 1.65% net operating expenses 2.17% gross operating expenses

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days.

Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data shown with the load reflects the Class A maximum sales charge of 5.75%. Results for other share classes can be found on page 80.

The Adviser has contractually agreed, until December 31, 2010, to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to maintain Total Fund Operating Expenses for Class A shares at 1.65%. The Fund has agreed to repay the Adviser for amounts waived or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the Total Fund Operating Expenses for a class of shares to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense. Net fund operating expenses reflect fee waiver in effect. In the absence of such waiver, total return would be reduced.

[1] The cash distribution rate is the sum of the trailing 12 months of cash distributions, excluding capital gains distributions, divided by the most recent net asset value.
[2]

The 30-Day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[3]

The FTSE EPRA/NAREIT Global Real Estate Index ex-U.S. is designed to track the performance of listed real estate companies and REITs worldwide, excluding U.S. companies. The Index acts as a performance measure of the overall market.

The above indices do not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

There are risks involved in investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The fund may also invest in small or relatively new or unseasoned companies, which involve additional risks such as limited liquidity and greater volatility. The fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.

P O R T F O L I O H O L D I N G S % of Portfolio Holdings by Country as of December 31, 2007

Portfolio holdings subject to change. Due to rounding, values may not total 100%.
*	Emerging Markets includes Brazil (4.69%), China (2.55%) and Malaysia (1.00%).

G R O W T H O F A $1 0 , 0 0 0 I N V E S T M E N T
Period from fund inception on April 28, 2006 to December 31, 2007

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. This chart does not imply any future performance. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended December 31, 2007:

CLASS A SHARES *	1 YEAR	SINCE INCEPTION (4/28/06)

reflecting 5.75% maximum sales charge	-9.13%	6.94%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days.

* Performance for other share classes can be found on page 80.

K E N S I N G T O N I N T E R N AT I O N A L R E A L E S T A T E F U N D

M A N A G E M E N T ’ S D I S C U S S I O N A N D A N A L Y S I S

The Kensington International Real Estate Fund seeks total return from both capital appreciation and current income by investing in a portfolio of non-U.S. global equities. The fund’s primary focus is on high quality real estate companies in Asia-Pacific and Europe. We seek to invest in top-tier firms with proven track records and strong balance sheets. The fund also has a small allocation to emerging markets where we feel the opportunity for strong returns is high.

I N V E S T M E N T S T R AT E G Y

Given the high volatility in global equities during the second half of the year, the fund adopted several defensive postures including a 7% cash position, a reduction of holdings in companies that are primarily developers and the addition of companies that own properties with long term leases, such as well-located high quality shopping centers. As of year-end 2007, the fund’s portfolio was invested as follows: 48% Asia-Pacific, 31% Europe and 6% Canada.

ASIA-PACIFIC Asia-Pacific outperformed both the U.S. and Europe in 2007, but was not immune to the difficulties that impacted financial markets globally during the second half of the year. With the exception of Hong Kong, all of Asia-Pacific reported negative returns in the fourth quarter. Mirroring their counterparts in the West, Asia-Pacific real estate stocks experienced a pricing correction related to credit and valuation concerns.

Hong Kong was the region’s top performer, returning a remarkable 58.52% for the year.[4] The fund was underweight Hong Kong over fears that valuations had become too high, a position that detracted from performance but minimized risk.

During the second half of 2007, the fund sharply reduced its exposure to Australia due to relative valuation concerns. This position hurt fund performance, particularly during the third quarter, although stock selection in the region was strong. The fund also reduced holdings in Japan as we believe its stock prices are more likely to be affected by a U.S. recession than other Asia-Pacific markets. Nevertheless, we remained overweight, a position that detracted from fund performance during the second half of 2007. The fund increased its exposure to Asia (excluding Japan) during the second half of 2007, partly through the effect of rising stock prices in Hong Kong and falling values elsewhere.

Asia-Pacific’s GDP growth should continue to outpace most of the globe, which in turn should support steady property market fundamentals. As fears of a U.S. recession and its impact on the global economy rise, real estate stock performance in Asia-Pacific is likely to be highly divergent by region, making careful geographic and sector stock selection increasingly important.

EUROPE Like the U.S., European real estate stocks enjoyed several years of dynamic growth heading into 2007. Interest rate increases by the Bank of England and the European Central Bank early in the year, however, turned investor sentiment squarely against real estate. Stock prices further eroded in response to a re-pricing of risk which led to lower property valuations. Higher capital costs and a more cautious view of future rent growth were largely responsible for the decline. Negative results were most pronounced in the U.K. with REIT stocks down 35.18% for the year. Continental Europe fared somewhat better at -14.40%.[5]

During the second half of 2007 the fund was overweight the U.K. This hurt fund performance significantly during the third quarter and through much of the fourth, but benefited in the last weeks of the year, as we believe U.K. stocks are fully priced for a global economic slowdown and offer good values on a discount to property value basis.

The fund was approximately market weight Continental Europe. While we are enthusiastic about the long term prospects for the many world-class companies in the large and prosperous countries that comprise the region, valuations and market sentiment cause us to remain neutral on balance.

Real estate stocks in most of Europe are now trading at significant discounts to underlying asset values. While slower economic expansion is a growing possibility in the year ahead, the size and stability of this region make current pricing highly attractive.

C O N C L U S I O N

Despite recent turmoil in the markets, we believe real estate remains an important component of core portfolios, providing diversification, predictable cash flow from long term leases and a hedge against inflation. Real estate stocks have emerged as a preferred method of real estate ownership thanks to the transparency and liquidity they bring to the asset class. As these benefits are acknowledged globally, REIT structures are forming in numerous countries, opening up overseas property markets to an increasing pool of global investors. We believe the Kensington International Real Estate Fund’s selection of high quality real estate companies and careful regional allocation can deliver strong returns in the years ahead.

PAUL GRAY Portfolio Manager	MICHAEL MCGOWAN Portfolio Manager

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for fund holdings as of December 31, 2007.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

[4]	Source: EPRA, in U.S. Dollars, 12/31/07
[5]	Source: EPRA, in U.S. Dollars, 12/31/07

K E N S I N G T O N I N T E R N AT I O N A L R E A L E S T A T E F U N D

E X P E N S E E X A M P L E

As a shareholder of the Kensington International Real Estate Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemptions fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Kensington International Real Estate Fund Class A	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*

Actual	$1,000.00	$941.50	$7.98
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.99	$8.29

Kensington International Real Estate Fund Class B	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*

Actual	$1,000.00	$937.90	$11.63
Hypothetical
(5% return before expenses)	$1,000.00	$1,013.21	$12.08

Kensington International Real Estate Fund Class C	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*

Actual	$1,000.00	$937.90	$11.63
Hypothetical
(5% return before expenses)	$1,000.00	$1,013.21	$12.08

Kensington International Real Estate Fund Class Y	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*

Actual	$1,000.00	$942.90	$6.76
Hypothetical
(5% return before expenses)	$1,000.00	$1,018.25	$7.02

*  Expenses are equal to the Fund’s annualized expense ratio of 1.63% for Class A, 2.38% for Class B, 2.38%     for Class C, and 1.38% for Class Y multiplied by the average account value over the period, multiplied by    184 days in the most recent fiscal half-year/365 to reflect the one-half year period.

K E N S I N G T O N I N T E R N AT I O N A L R E A L E S T A T E F U N D

S C H E D U L E O F P O R T F O L I O I N V E S T M E N T S
D E C E M B E R 3 1 , 2 0 0 7

		SHARES	MARKET VALUE($)
	Real Estate Common Stock (91.9%)
	Australia (7.9%)
	DB RREEF Trust	1,850,426	3,249,525
	Stockland	824,673	6,096,942
	Tishman Speyer Office Fund	572,414	816,736
	Valad Property Group	1,854,790	2,100,887
	Westfield Group	520,003	9,588,339

			21,852,429

	Brazil (4.7%)
	Br Malls Participacoes SA [1]	366,800	4,945,618
	General Shopping Brasil SA [1]	400,000	3,885,393
	Rossi Residential SA	169,300	4,327,612

			13,158,623

	Britain (14.2%)
	British Land Company PLC	560,047	10,535,162
	Capital & Regional PLC	804,016	6,373,903
	Derwent Valley Holdings PLC	153,075	4,308,624
	Great Portland Estates PLC	458,696	4,291,487
	Hammerson PLC	293,055	5,979,405
	Land Securities Group PLC	93,400	2,731,963
	Shaftesbury PLC	284,321	2,841,173
	Unite Group PLC	349,558	2,470,203

			39,531,920

	Canada (6.2%)
	Boardwalk Real Estate	62,700	2,830,219
	Brookfield Properties Corporation	276,000	5,313,000
	H&R Real Estate Investment Trust	144,400	2,902,777
	Primaris Retail Real Estate Investment Trust	170,300	3,157,698
	Riocan	130,400	2,882,951

			17,086,645

	Finland (1.1%)
	Citycon Oyj	571,520	3,049,912

	France (7.4%)
	Klepierre	64,600	3,302,867
	Societe Immobiliere de Location pour l’Industrie et le Commerce	22,302	3,270,125
	Unibail	64,104	14,051,013

			20,624,005

	Germany (1.1%)
	Alstria Office AG [1]	197,424	2,958,603

	The accompanying notes are an integral part of these financial statements.

70

S C H E D U L E O F P O R T F O L I O I N V E S T M E N T S
D E C E M B E R 3 1 , 2 0 0 7 (continued)

	SHARES OR PRINCIPAL AMOUNT	MARKET VALUE($)
Hong Kong (20.3%)
Agile Property Holdings	2,219,400	4,041,793
Cheung Kong Holdings, Ltd.	390,000	7,212,404
China Overseas Land & Investment Ltd.	1,016,700	2,101,881
China Res Land	1,208,000	2,670,880
Hang Lung Properties, Ltd.	1,205,070	5,455,533
Henderson Land Development Company, Ltd.	405,740	3,821,992
Hong Kong Land Holdings	932,000	4,604,080
New World Development, Ltd.	924,100	3,276,908
Shimao Property Holdings, Ltd.	1,223,000	3,121,258
Sun Hung Kai Properties, Ltd.	948,000	20,133,479

		56,440,208

Japan (15.2%)
Japan Retail Fund Investment Corporation	375	2,675,335
Kenedix Realty Investment Corporation	400	2,671,083
Mitsubishi Estate Company, Ltd.	471,300	11,369,588
Mitsui Fudosan Company, Ltd.	404,930	8,807,948
Nippon Building Fd	275	3,864,745
Sumitomo Realty & Development Company, Ltd.	213,800	5,291,653
Tokyo Tatemono Company, Ltd.	403,600	3,822,305
Tokyu Land Corporation	414,900	3,572,786

		42,075,443

Luxembourg (1.4%)
Orco Property Group	32,225	3,841,257

Malaysia (1.0%)
E & O Property Development	3,278,150	2,795,399

Netherlands (2.6%)
Corio NV	37,765	3,058,878
Eurocommercial Properties NV	82,689	4,267,617

		7,326,495

Norway (1.1%)
Norwegian Property ASA	259,500	3,178,126

Poland (1.1%)
Globe Trade Centre SA1	161,186	2,916,534

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N I N T E R N AT I O N A L R E A L E S T A T E F U N D

S C H E D U L E O F P O R T F O L I O I N V E S T M E N T S
D E C E M B E R 3 1 , 2 0 0 7 (continued)

		SHARES OR PRINCIPAL AMOUNT	MARKET VALUE($)
	Singapore (5.6%)
	Allco Commercial Real Estate Investment Trust	5,833,800	3,627,254
	Ascendas Real Estate Investment Trust	1,857,000	3,173,587
	CapitaCommercial Trust	3,024,800	5,127,314
	CapitaLand, Ltd.	180,900	787,970
	CapitaMall Trust	1,185,200	2,848,860

			15,564,985

	Sweden (1.0%)
	Fabege AB	273,800	2,806,543

	Total Real Estate Common Stock (cost $262,308,558)		255,207,127

	Other Equity Investments (1.8%)

	Singapore (1.8%)
	Hong Leong Asia	1,912,000	4,941,221

	Total Other Equity Investments (cost $4,958,850)		4,941,221

	Repurchase Agreement (2.3%)
	Custodial Trust Company, 3.875%, dated 12/31/07,
	due 01/01/08, repurchase price $6,238,049 (collateralized by
	U.S. Tresuary Bond, 04/15/29, valued $6,383,434)	$6,237,529	6,237,529

	Total Investments in Securities
	(cost $273,504,937) – 96.0%		266,385,877
	Other assets in excess of Liabilities – 4.0%		11,213,340

	NET ASSETS – 100.0%		$277,599,217

	[1] Represents non-income producing securities.

	The accompanying notes are an integral part of these financial statements.

72

S C H E D U L E O F P O R T F O L I O I N V E S T M E N T S
D E C E M B E R 3 1 , 2 0 0 7

Industry	% of Net Assets
Real Estate – Operation/Development	37.1%
REITS – Diversified	26.2%
Real Estate – Management/Service	9.4%
REITS – Shopping Centers	7.6%
REITS – Office Property	7.0%
Building & Construction Products-Miscellaneous	2.8%
Building – Residential/Commercial	1.6%
REITS – Warehouse/Industry	1.0%
REITS – Apartments	1.0%

Total Investments in Securities	93.7%
Other Assets less Liabilities	6.3%

Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

	K E N S I N G T O N I N T E R N AT I O N A L R E A L E S T A T E F U N D

	S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S
	D E C E M B E R 3 1 , 2 0 0 7

	ASSETS
	Investments, at value (cost $267,267,408)	$260,148,348
	Repurchase agreements, at cost	6,237,529

	Total Investments, (cost $273,504,937)	266,385,877
	Foreign currency, at value (cost $20,819,809)	20,980,085
	Interest and dividends receivable	555,111
	Receivables from investment securities sold	9,284,247
	Receivable for capital shares issued	1,686,913
	Prepaid expenses	45,421

	Total Assets	298,937,654

	LIABILITIES
	Payables for investments purchased	16,709,989
	Payable for capital shares redeemed	4,034,693
	Accrued expenses and other payables
	Investment advisory fees	244,136
	Distribution fees	94,613
	Administrative services plan fee	20,632
	Interest expense	8,211
	Other Accrued Expenses	226,163

	Total Liabilities	21,338,437

	NET ASSETS	$277,599,217

	Capital	$300,625,106
	Undistributed net investment income	(6,387,594)
	Accumulated realized loss on investments	(9,679,511)
	Net unrealized depreciation on investments	(7,119,060)
	Net unrealized appreciation on foreign currency	160,276

	Net Assets	$277,599,217

	Class A
	Net Assets	$195,640,889
	Shares outstanding	7,200,868

	Redemption price per share	$27.17

	Maximum Sales Charge-Class A	5.75%
	Maximum Offering Price
	[100%/(100%-Maximum Sales Charge) of net asset value
	adjusted to the nearest cent] per share	$28.83

	Class B
	Net Assets	$7,711,277
	Shares outstanding	285,053

	Offering and redemption price per share[1]	$27.05

	Class C
	Net Assets	$51,963,667
	Shares outstanding	1,921,421

	Offering and redemption price per share[1]	$27.04

	Class Y
	Net Assets	$22,283,384
	Shares outstanding	819,333

	Offering and redemption price per share[1]	$27.20

	[1] Redemption price per share varies by length of time shares are held.

	The accompanying notes are an integral part of these financial statements.

74

S T A T E M E N T O F O P E R A T I O N S
Y E A R E N D E D D E C E M B E R 3 1 , 2 0 0 7

INVESTMENT INCOME
Dividend income (net of foreign tax withheld of $843,677)	$5,103,901
Interest income	257,345

Total Investment Income	5,361,246

EXPENSES
Investment advisory fees	2,594,473
Distribution fees
Class A	447,790
Class B	62,373
Class C	475,678
Administration, fund accounting and transfer agent fees	284,292
Administrative services plan fees	138,292
State registration fees	86,493
Custodian fees	221,235
Printing fees	62,441
Legal fees	58,370
Offering costs	9,215
Audit fees	52,646
Insurance expense	3,260
Trustees’ fees	15,169
Other expenses	54,397

Total expenses before expense recoupment	4,566,124
Plus expenses recouped by the Adviser	90,543

Total Expenses	4,656,667

Net Investment Income	704,579

REALIZED/UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from investments	(4,411,132)
Net realized gain from foreign currency transactions	869,458
Change in unrealized appreciation (depreciation) from investments	(19,772,699)
Change in unrealized appreciation (depreciation) from foreign currency	155,767

Net realized/unrealized loss from investments	(23,158,606)

Change in net assets resulting from operations	$(22,454,027)

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N I N T E R N AT I O N A L R E A L E S TAT E F U N D

S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S

	YEAR ENDED DECEMBER 31, 2007	APRIL 28, 2006* Through DECEMBER 31, 2006

FROM INVESTMENT ACTIVITIES

OPERATIONS
Net investment income	$704,579	$332,669
Net realized loss from investments	(4,411,132)	1,235,277
Net realized gains from foreign currency	869,458	52,332
Net change in unrealized appreciation (depreciation)from investments	(19,772,699)	12,653,638
Net change in unrealized appreciation (depreciation)from foreign currency	155,767	4,510

Change in net assets resulting from operations	(22,454,027)	14,278,426

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(11,230,628)	(1,839,500)
From net realized gain from investments	(550,408)	(172,071)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(373,363)	(62,158)
From net realized gain from investments	(20,654)	(6,280)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(2,697,468)	(433,250)
From net realized gain from investments	(148,852)	(43,843)

DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
From net investment income	(1,397,553)	(276,010)
From net realized gain from investments	(64,741)	(24,611)

Change in net assets from distributions to shareholders	(16,483,667)	(2,857,723)

CAPITAL TRANSACTIONS
Proceeds from shares issued	264,815,464	111,599,517
Shares issued in reinvestment of distributions	14,182,288	2,565,774
Payments for shares redeemed	(85,514,231)	(2,592,825)
Redemption fees	57,585	2,636

Change in net assets from capital transactions	193,541,106	111,575,102

Change in net assets	154,603,412	122,995,805

NET ASSETS
Beginning of year	122,995,805	—

End of year	$277,599,217	$122,995,805

Undistributed net investment loss	$(6,387,594)	$(1,938,684)

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S (continued)

	YEAR ENDED DECEMBER 31, 2007	APRIL 28, 2006* Through DECEMBER 31, 2006

CAPITAL TRANSACTIONS:
Class A:
Proceeds from shares issued	$187,958,613	$78,571,057
Dividends reinvested	9,974,857	1,795,178
Cost of shares redeemed	(61,053,888)	(2,341,253)
Redemption fees	50,166	1,921

Change	$136,929,748	$78,026,903

Class B:
Proceeds from shares issued	$6,200,425	$2,792,941
Dividends reinvested	351,350	50,425
Cost of shares redeemed	(1,001,997)	(9,155)
Redemption fees	336	91

Change	$5,550,114	$2,834,302

Class C:
Proceeds from shares issued	$45,938,668	$19,270,437
Dividends reinvested	2,515,743	426,268
Cost of shares redeemed	(10,587,181)	(236,417)
Redemption fees	3,060	565

Change	$37,870,290	$19,460,853

Class Y:
Proceeds from shares issued	$24,717,758	$10,965,082
Dividends reinvested	1,340,338	293,903
Cost of shares redeemed	(12,871,165)	(6,000)
Redemption fees	4,023	60

Change	$13,190,954	$11,253,045

SHARE TRANSACTIONS:
Class A:
Issued	6,029,503	2,872,442
Reinvested	371,046	60,444
Redeemed	(2,051,651)	(80,916)

Change	4,348,898	2,851,970

Class B:
Issued	201,003	103,185
Reinvested	13,195	1,703
Redeemed	(33,644)	(389)

Change	180,554	104,499

Class C:
Issued	1,469,972	712,822
Reinvested	94,492	14,388
Redeemed	(361,795)	(8,458)

Change	1,202,669	718,752

Class Y:
Issued	787,671	416,533
Reinvested	49,597	9,891
Redeemed	(444,135)	(224)

Change	393,133	426,200

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.
77

	K E N S I N G T O N I N T E R N AT I O N A L R E A L E S T A T E F U N D
	F I N A N C I A L H I G H L I G H T S
	Selected data for a share of beneficial interest outstanding throughout the periods indicated.
			Investment Activities:				Less Dividends

		Net Asset Value, Beginning of Period	Net Investment Income		Net Realized/ Unrealized Gains on Investments	Total From Investment Activities	Net Investment Income	Net Realized Gains

	Kensington International Real Estate Fund Class A
	Year Ended December 31, 2007	$30.00	0.12	(g)	(1.23)	(1.11)	(1.64)	(0.08)
	Period Ended December 31, 2006 **	$25.00	0.21	(g)	5.58	5.78	(0.71)	(0.07)
	Kensington International Real Estate Fund Class B
	Year Ended December 31, 2007	$29.92	(0.11	)(g)	(1.23)	(1.34)	(1.45)	(0.08)
	Period Ended December 31, 2006 **	$25.00	0.09	(g)	5.55	5.64	(0.65)	(0.07)
	Kensington International Real Estate Fund Class C
	Year Ended December 31, 2007	$29.91	(0.11	)(g)	(1.23)	(1.34)	(1.45)	(0.08)
	Period Ended December 31, 2006 **	$25.00	0.09	(g)	5.55	5.64	(0.66)	(0.07)
	Kensington International Real Estate Fund Class Y
	Year Ended December 31, 2007	$30.03	0.20	(g)	(1.25)	(1.05)	(1.70)	(0.08)
	Period Ended December 31, 2006 **	$25.00	0.26	(g)	5.57	5.83	(0.73)	(0.07)

	**	From commencement of operations on April 28, 2006.
	(a)	Total return excludes sales charge.
	(b)	Not annualized for periods less than one year.
	(c)	Annualized for periods less than one year.
	(d)	Includes waived fees and reimbursed expenses, and expense recoupment.
	(e)	Excludes waived fees and reimbursed expenses, and expense recoupment.
	(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
	(g)	Computed using the average share method.
	^	Less than $0.01 per share.
	The accompanying notes are an integral part of these financial statements.

78

from:					Ratios/Supplemental Data

Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Expenses to Average Net Assets (c)(e)	Ratio of Net Investment Income to Average Net Assets (c)(d)	Portfolio Turnover (b)(f)

—	(1.72)	—^	$27.17	(3.59)%	$195,641	1.66%	1.62%	0.40%	89.81%
—	(0.78)	—	$30.00	23.18%	$85,573	1.85%	1.85%	1.33%	59.51%

—	(1.53)	—^	$27.05	(4.36)%	$7,711	2.41%	2.37%	(0.35)%	89.81%
—	(0.72)	—	$29.92	22.61%	$3,127	2.60%	2.60%	0.59%	59.51%

—	(1.53)	—^	$27.04	(4.36)%	$51,964	2.41%	2.37%	(0.35)%	89.81%
—	(0.73)	—	$29.91	22.61%	$21,499	2.60%	2.60%	0.59%	59.51%

—	(1.78)	—^	$27.20	(3.39)%	$22,283	1.41%	1.37%	0.65%	89.81%
—	(0.80)	—	$30.03	23.38%	$12,797	1.60%	1.60%	1.58%	59.51%

K E N S I N G T O N I N T E R N AT I O N A L R E A L E S TAT E F U N D

O T H E R S H A R E C L A S S R E S U L T S (Unaudited)

AVERAGE ANNUALIZED RETURNS FOR PERIODS ENDED DECEMBER 31, 2007 WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	SINCE INCEPTION (4/28/06)

CLASS B SHARES
not reflecting CDSC *	-4.36%	9.97%
reflecting applicable CDSC	-8.88%	7.71%
Expense Ratio: 2.40% net, 2.92% gross

CLASS C SHARES
not reflecting CDSC *	-4.36%	9.96%
reflecting applicable CDSC	-5.26%	9.96%
Expense Ratio: 2.40% net, 2.92% gross

CLASS Y SHARES	-3.39%	11.04%
Expense Ratio: 1.40% net, 1.92% gross

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days.

The Adviser has contractually agreed to reimburse expenses through December 31, 2010.

*	CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.

The accompanying notes are an integral part of these financial statements.

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K E N S I N G T O N G L O B A L R E A L E S T A T E F U N D

R E S U L T S A T A G L A N C E

AVERAGE ANNUALIZED RETURNS FOR PERIODS ENDED DECEMBER 31, 2007 WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	SINCE INCEPTION (12/29/06)	TRAILING 12-MONTH CASH DISTRIBUTION RATE [1]	30-DAY SEC YIELD [2]

Global Real Estate Fund at NAV	-10.35%	-10.29%	1.40%	1.72%
with sales load	-15.52%	-15.44%	1.32%	1.62%
FTSE EPRA/NAREIT Global Real Estate Index [3]	-6.92%	-6.96%
Expense Ratio: 1.50% net operating expenses 1.76% gross operating expenses

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days.

Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data shown with the load reflects the Class A maximum sales charge of 5.75%. Results for other share classes can be found on page 98.

The Adviser has contractually agreed, until December 31, 2010, to waive fees and/or reimburse the fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to maintain Total Fund Operating Expenses for Class A shares at 1.50%. The fund has agreed to repay the Adviser for amounts waived or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the Total Fund Operating Expenses for a class of shares to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense. Net fund operating expenses reflect fee waiver in effect. In the absence of such waiver, total return would be reduced.

[1]	The cash distribution rate is the sum of the trailing 12 months of cash distributions, excluding capital gains distributions, divided by the most recent net asset value.

[2]

The 30-Day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[3]	The FTSE EPRA/NAREIT Global Real Estate Index is designed to track the performance of listed real estate companies and REITs worldwide. The Index acts as a performance measure of the overall market.

The above index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

There are risks involved in investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The fund may also invest in small or relatively new or unseasoned companies, which involve additional risks such as limited liquidity and greater volatility. The fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.

P O R T F O L I O H O L D I N G S % of Portfolio Holdings by Country as of December 31, 2007

Portfolio holdings subject to change. Due to rounding, values may not total 100%.
*	Emerging Markets includes Brazil (3.83%), Malaysia (0.88%) and China (0.85%).

G R O W T H O F A $1 0 , 0 0 0 I N V E S T M E N T
Period from fund inception on December 29, 2006 to December 31, 2007

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. This chart does not imply any future performance. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended December 31, 2007:

CLASS A SHARES *	1 YEAR	SINCE INCEPTION (12/29/06)

reflecting 5.75% maximum sales charge	-15.52%	-15.44%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days.

*	Performance for other share classes can be found on page 98.

K E N S I N G T O N G L O B A L R E A L E S T A T E F U N D

M A N A G E M E N T ’ S D I S C U S S I O N A N D A N A LY S I S

The Kensington Global Real Estate Fund seeks total return from both capital appreciation and current income through investing in a portfolio of global real estate securities. The fund’s primary focus is on high quality real estate companies in North America, Asia-Pacific and Europe. We seek to invest in top-tier firms with proven track records and strong balance sheets. The fund also has a small allocation to emerging markets where we believe the opportunity for strong returns is high.

I N V E S T M E N T S T R AT E G Y

Given the high volatility in global equities during the second half of the year, the fund adopted several defensive postures including a substantial (14%) cash position, a reduction of holdings in companies that are primarily developers and the addition of companies that own properties with long term leases. As of year-end 2007, the fund’s portfolio was invested as follows: 34% U.S., 24% Asia-Pacific, 19% Europe and 4% Canada.

UNITED STATES U.S. real estate stocks suffered a significant correction through much of 2007, capping off a seven-year expansion. Tighter lending requirements, instigated by problems in the subprime residential mortgage market, created a credit crunch that effectively shut down merger and acquisition activity. This in turn resulted in lower property value estimates and, combined with slower economic growth projections, sent many investors to the sidelines. By year-end, U.S. REITs, as measured by the FTSE NAREIT Composite Index, were down 17.74% for the full year of 2007.[4]

The fund’s U.S. holdings were down in the second half of 2007, positively impacted by investments in the Healthcare, Net Lease and Industrial sectors. Negative performance came largely from holdings in the Office, Multifamily/Apartments, Hotel and Storage sectors, all of which were hurt by fears of a slowing U.S. economy.

We believe that the decline in real estate stock pricing over the last year clearly takes into account many of the macroeconomic and property-specific concerns dominating investor sentiment and has resulted in highly attractive valuations. U.S. REITs currently trade at 16% discounts to recent transaction prices and offer cash distributions well above the 10-year Treasury.[5] After taking a slightly underweight position during the second half of the year, we have increased our holdings as we feel U.S. stocks have priced in a global economic slowdown.

ASIA-PACIFIC   Asia-Pacific outperformed both the U.S. and Europe in 2007, but was not immune to the difficulties that impacted financial markets globally during the second half of the year. With the exception of Hong Kong, all of Asia-Pacific reported negative returns in the fourth quarter. Mirroring their counterparts in the West, Asia-Pacific real estate stocks experienced a pricing correction related to credit and valuation concerns.

Hong Kong was the region’s top performer, returning a remarkable 58.52% for the year.[6] The fund was underweight Hong Kong over fears that valuations had become too high, a position that detracted from performance but minimized risk.

During the second half of 2007, the fund sharply reduced its exposure to Australia due to relative valuation concerns. This position hurt fund performance, particularly during the third quarter, although stock selection in the region was strong. The fund also reduced holdings in Japan as we believe its stock prices are more likely to be affected by a U.S. recession than other Asia-Pacific markets. Nevertheless, we remained overweight, a position that detracted from fund performance during the second half of 2007. The fund also increased its exposure to Asia (excluding Japan), partly through the effect of rising stock prices in Hong Kong and falling values elsewhere.

Asia-Pacific’s GDP growth should continue to outpace most of the globe, which in turn should support steady property market fundamentals. As fears of a U.S. recession and its impact on the global economy rise, real estate stock performance in Asia-Pacific is likely to be highly divergent by region, making careful geographic and sector stock selection increasingly important.

EUROPE   Like the U.S., European real estate stocks enjoyed several years of dynamic growth heading into 2007. Interest rate increases by the Bank of England and the European Central Bank early in the year, however, turned investor sentiment squarely against real estate. Stock prices further eroded in response to a re-pricing of risk which led to lower property valuations. Higher capital costs and a more cautious view of future rent growth were largely responsible for the decline. Negative results were most pronounced in the U.K. with REIT stocks down 35.18% for the year: Continental Europe fared somewhat better at -14.40%.[7]

During the second half of 2007 the fund was overweight the U.K. This hurt fund performance significantly during the third quarter and through much of the fourth, but benefited in the last weeks of the year, as we believe U.K. stocks are fully priced for a global economic slowdown and offer good values on a discount to property value basis.

The fund was approximately market weight Continental Europe. While we are enthusiastic about the long term prospects for the many world-class companies in the large and prosperous countries that comprise the region, valuations and market sentiment cause us to remain neutral on balance.

Real estate stocks in most of Europe are now trading at significant discounts to underlying asset values. While slower economic expansion is a growing possibility in the year ahead, the size and stability of this region make current pricing highly attractive.

C O N C L U S I O N

Despite recent turmoil in the markets, we believe real estate remains an important component of core portfolios, providing diversification, predictable cash flow from long term leases and a hedge against inflation. Real estate stocks have emerged as a preferred method of real estate ownership thanks to the transparency and liquidity they bring to the asset class. As these benefits are acknowledged globally, REIT structures are forming in numerous countries, opening up overseas property markets to an increasing pool of global investors. We believe the Kensington Global Real Estate Fund’s selection of high quality real estate companies and careful regional allocation can deliver strong returns in the years ahead.

PAUL GRAY	MICHAEL MCGOWAN
Portfolio Manager	Portfolio Manager

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for fund holdings as of December 31, 2007.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

[4]	Source: FTSE NAREIT Composite Index, 1/1/07-12/31/07
[5]	Source: Citigroup, 1/2/08
[6]	Source: EPRA, in U.S. Dollars, 12/31/07
[7]	Source: EPRA, in U.S. Dollars, 12/31/07

K E N S I N G T O N G L O B A L R E A L E S T A T E F U N D

E X P E N S E E X A M P L E

As a shareholder of the Kensington Global Real Estate Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class B and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Kensington
Global Real Estate	Beginning	Ending
Securities Fund	Account Value	Account Value	Expenses Paid
Class A	July 1, 2007	December 31, 2007	During Period*

Actual	$1,000.00	$ 941.50	$7.33
Hypothetical
(5% return before expenses)	$1,000.00	$1,017.66	$7.61

Kensington
Global Real Estate	Beginning	Ending
Securities Fund	Account Value	Account Value	Expenses Paid
Class B	July 1, 2007	December 31, 2007	During Period*

Actual	$1,000.00	$ 937.90	$10.98
Hypothetical
(5% return before expenses)	$1,000.00	$1,013.88	$11.41

Kensington
Global Real Estate	Beginning	Ending
Securities Fund	Account Value	Account Value	Expenses Paid
Class C	July 1, 2007	December 31, 2007	During Period*

Actual	$1,000.00	$ 937.90	$10.98
Hypothetical
(5% return before expenses)	$1,000.00	$1,013.88	$11.41

Kensington
Global Real Estate	Beginning	Ending
Securities Fund	Account Value	Account Value	Expenses Paid
Class Y	July 1, 2007	December 31, 2007	During Period*

Actual	$1,000.00	$ 942.90	$6.11
Hypothetical
(5% return before expenses)	$1,000.00	$1,018.92	$6.35

*

Expenses are equal to the Fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class B, 2.25% for Class C, and 1.25% for Class Y multiplied by the average account value over the period, multiplied by 184 days in the most recent fiscal half-year/365 to reflect the one-half year period.

K E N S I N G T O N G L O B A L R E A L E S T A T E F U N D

S C H E D U L E O F P O R T F O L I O I N V E S T M E N T S D E C E M B E R 3 1 , 2 0 0 7

	SHARES	MARKET VALUE($)

Real Estate Common Stock (84.9%)

Australia (3.8%)
Stockland	58,110	429,617
Valad Property Group	200,000	226,536
Westfield Group	30,202	556,895

		1,213,048

Brazil (3.8%)
Br Malls Participacoes SA1	36,000	485,393
General Shopping Brasil SA1	37,000	359,399
Rossi Residential SA	14,100	360,422

		1,205,214

Britain (8.9%)
British Land Company PLC	40,456	761,026
Capital & Regional PLC	49,363	391,329
Derwent London PLC	11,600	326,507
Great Portland Estates PLC	32,144	300,734
Hammerson PLC	30,745	627,312
Land Securities Group PLC	6,600	193,051
Shaftesbury PLC	26,004	259,854

		2,859,813

Canada (3.7%)
Brookfield Properties Corporation	28,600	550,550
H&R Real Estate Investment Trust	15,600	313,596
Riocan Retail Real Estate Investment Trust	13,600	300,676

		1,164,822

France (6.0%)
Klepierre	6,161	314,999
Societe Immobiliere de Location pour l’Industrie et le Commerce	2,242	328,743
Unibail	5,734	1,256,841

		1,900,583

Hong Kong (9.6%)
Agile Property Holdings	146,500	266,794
China Overseas Land & Investment, Ltd.	103,300	213,558
Hang Lung Properties, Ltd.	109,730	496,764
Henderson Land Development Company, Ltd.	38,760	365,112
Hongkong Land Holdings, Ltd.	72,200	356,668
New World Development, Ltd.	88,400	313,471
Sun Hung Kai Properties, Ltd.	49,500	1,051,273

		3,063,640

The accompanying notes are an integral part of these financial statements.

S C H E D U L E O F P O R T F O L I O I N V E S T M E N T S D E C E M B E R 3 1 , 2 0 0 7 (continued)

	SHARES	MARKET VALUE($)

Japan (7.4%)
Japan Retail Fund Investment Corporation	33	235,430
Mitsubishi Estate Co., Ltd.	31,700	764,727
Mitsui Fudosan Co., Ltd.	31,970	695,404
Sumitomo Realty & Development Co., Ltd.	18,700	462,834
Tokyo Tatemono Co., Ltd.	19,800	187,517

		2,345,912

Luxembourg (0.9%)
Orco Property Group	2,530	301,579

Malaysia (0.9%)
E & O Property Development	325,550	277,608

Netherlands (2.5%)
Corio NV	4,001	324,072
Eurocommercial Properties NV	9,089	469,087

		793,159

Poland (0.9%)
Globe Trade Centre SA1	15,500	280,460

Singapore (3.4%)
Allco Commercial Real Estate	250,000	155,441
CapitaCommercial Trust	275,500	466,998
CapitaLand, Ltd.	30,200	131,546
CapitaMall Trust	132,700	318,971

		1,072,956

United States (33.1%)
AMB Property Corporation	5,400	310,824
AvalonBay Communities, Incorporated	6,920	651,449
Boston Properties, Incorporated	8,415	772,581
Camden Property Trust	6,260	301,419
Essex Property Trust, Incorporated	2,800	272,972
Federal Realty Investors Trust	5,180	425,537
General Growth Properties, Incorporated	7,000	288,260
HCP, Incorporated[1]	9,000	313,020
Host Marriott Corporation	15,000	255,600
Kimco Realty Corporation	16,193	589,425
Mission West Properties	26,500	252,015
National Health Properties, Incorporated	9,600	301,152
National Retail Properties, Incorporated	19,966	466,805
Prologis Trust	16,130	1,022,319
Public Storage, Incorporated	7,600	557,916
Regency Centers Corporation	5,836	376,364

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N G L O B A L R E A L E S T A T E F U N D

S C H E D U L E O F P O R T F O L I O I N V E S T M E N T S D E C E M B E R 3 1 , 2 0 0 7 (continued)

	SHARES OR PRINCIPAL AMOUNT	MARKET VALUE($)
United States (continued)
Simon Property Group, Incorporated	14,210	1,234,281
SL Green Realty Corporation	6,105	570,573
Starwood Hotels & Resorts Worldwide, Incorporated	10,150	446,905
Ventas, Incorporated	10,100	457,025
Vornado Realty Trust	8,480	745,816

		10,612,258

Total Real Estate Common Stock (cost $28,203,795)		27,091,052

Other Equity Investments (0.4%)

Singapore (0.4%)
Hong Leong Asia	45,000	116,294

Total Other Equity Investments ($115,932)		116,294

Repurchase Agreement (10.7%)
Custodial Trust Company, 1.50%, dated 12/31/07,
due 01/01/08, repurchase price $3,421,040
(collateralized by U.S. Treasury Bond, 04/15/29, valued $3,503,310)	$3,420,755	3,420,755

Total Investments in Securities (cost $33,423,165) – 96.0%		30,628,101
Other assets in excess of Liabilities – 4.0%		1,259,794

NET ASSETS – 100.0%		$31,887,895

[1] Represents non-income producing securities.

The accompanying notes are an integral part of these financial statements.

S C H E D U L E O F P O R T F O L I O I N V E S T M E N T S B Y I N D U S T R Y D E C E M B E R 3 1 , 2 0 0 7

Industry	% of Net Assets

REITS – Diversified	20.3%
Real Estate Operations/Development	19.2%
REITS – Shopping Centers	8.8%
REITS – Office Property	7.2%
REITS – Warehouse/Industry	5.2%
Real Estate Management/Service	4.9%
REITS – Regional Malls	4.8%
REITS – Apartments	3.8%
REITS – Health Care	3.4%
REITS – Storage	1.7%
REITS – Single Tenant	1.5%
Hotels & Motels	1.4%
Bldg-Residential/Commercial	1.1%
Building & Construction – Miscellaneous	0.9%
REITS – Hotels	0.8%
Building & Construction Products – Miscellaneous	0.4%

Total Investments in Securities	85.4%
Other Assets less Liabilities	14.6%

Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N G L O B A L R E A L E S T A T E F U N D

S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S D E C E M B E R 3 1 , 2 0 0 7

ASSETS
Investments, at value (cost $30,002,410)	$27,207,346
Repurchase agreements, at cost	3,420,755

Total Investments, (cost $33,423,165)	30,628,101
Foreign currency, at value (cost $4,359,819)	4,372,652
Interest and dividends receivable	127,133
Receivables from investment securities sold	1,016,913
Receivable for capital shares issued	821,373
Prepaid expenses	15,612

Total Assets	36,981,784

LIABILITIES
Payables for investments purchased	4,661,797
Payable for capital shares redeemed	362,093
Accrued expenses and other payables
Investment advisory fees	14,067
Distribution fees	15,635
Other Accrued Expenses	40,297

Total Liabilities	5,093,889

NET ASSETS	$31,887,895

Capital	$35,482,491
Undistributed net investment loss	(107,401)
Accumulated net realized loss	(704,964)
Net unrealized depreciation on investments	(2,795,064)
Net unrealized appreciation on foreign currency	12,833

Net Assets	$31,887,895

Class A
Net Assets	$15,906,681
Shares outstanding	719,172

Redemption price per share	$22.12

Maximum Sales Charge-Class A	5.75%

Maximum Offering Price [100%/ (100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent] per share	$23.47

Class B
Net Assets	$2,083,560
Shares outstanding	94,263

Offering and redemption price per share[1]	$22.10

Class C
Net Assets	$13,524,342
Shares outstanding	613,582

Offering and redemption price per share[1]	$22.04

Class Y
Net Assets	$373,312
Shares outstanding	16,870

Offering and redemption price per share[1]	$22.13

[1] Redemption price per share varies by length of time shares are held.

The accompanying notes are an integral part of these financial statements.

S T A T E M E N T O F O P E R A T I O N S Y E A R E N D E D D E C E M B E R 3 1 , 2 0 0 7

INVESTMENT INCOME
Dividend income (net of foreign tax withheld of $36,194)	$433,078
Interest income	52,209

Total Investment Income	485,287

EXPENSES
Investment advisory fees	169,383
Distribution fees
Class A	24,546
Class B	11,163
Class C	56,783
Administration, fund accounting and transfer agent fees	71,334
Administrative services plan fees	13,245
State registration fees	68,112
Custodian fees	55,924
Printing fees	6,563
Legal fees	4,521
Audit fees	9,673
Insurance expense	287
Trustees’ fees	1,779
Other expenses	3,665

Total operating expenses before waivers	496,978
Less expenses waived/reimbursed by the Adviser	(185,710)
Interest expense	226

Net Expenses	311,494

Net Investment Income	173,793

REALIZED/UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from investments	(765,565)
Net realized loss from foreign currency transactions	(10,335)
Change in unrealized appreciation/(depreciation) from investments	(2,795,064)
Change in unrealized appreciation/(depreciation) from foreign currency	12,833

Net realized/unrealized loss from investments	(3,558,131)

Change in net assets resulting from operations	$(3,384,338)

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N G L O B A L R E A L E S T A T E F U N D

S T A T E M E N T O F C H A N G E S I N N E T A S S E T S

YEAR ENDED DECEMBER 31, 2007

FROM INVESTMENT ACTIVITIES

OPERATIONS
Net investment income	$173,793
Net realized loss from investments	(765,565)
Net realized loss from foreign currency	(10,335)
Net change in unrealized appreciation (depreciation) from investments	(2,795,064)
Net change in unrealized appreciation (depreciation) from foreign currency	12,833

Change in net assets resulting from operations	(3,384,338)

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income	(198,163)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income	(14,174)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income	(117,363)

DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
From net investment income	(4,631)

Change in net assets from distributions to shareholders	(334,331)

CAPITAL TRANSACTIONS
Proceeds from shares issued	42,906,151
Shares issued in reinvestment of distributions	290,971
Payments for shares redeemed	(7,598,462)
Redemption fees	7,904

Change in net assets from capital transactions	35,606,564

Change in net assets	31,887,895

NET ASSETS
Beginning of year	—

End of year	$31,887,895

Undistributed net investment loss	$(107,401)

The accompanying notes are an integral part of these financial statements.

S T A T E M E N T   O F   C H A N G E S   I N   N E T   A S S E T S (continued)

YEAR ENDED DECEMBER 31, 2007

CAPITAL TRANSACTIONS:
Class A:
Proceeds from shares issued	$22,276,153
Dividends reinvested	175,904
Cost of shares redeemed	(4,628,574)
Redemption fees	4,131

Change	$17,827,614

Class B:
Proceeds from shares issued	$3,096,725
Dividends reinvested	10,679
Cost of shares redeemed	(864,026)
Redemption fees	2,819

Change	$2,246,197

Class C:
Proceeds from shares issued	$16,886,365
Dividends reinvested	99,825
Cost of shares redeemed	(1,873,643)
Redemption fees	954

Change	$15,113,501

Class Y:
Proceeds from shares issued	$646,908
Dividends reinvested	4,563
Cost of shares redeemed	(232,219)
Redemption fees	—

Change	$419,252

SHARE TRANSACTIONS:
Class A:
Issued	905,035
Reinvested	7,802
Redeemed	(193,665)

Change	719,172

Class B:
Issued	131,024
Reinvested	480
Redeemed	(37,241)

Change	94,263

Class C:
Issued	690,511
Reinvested	4,499
Redeemed	(81,428)

Change	613,582

Class Y:
Issued	26,512
Reinvested	200
Redeemed	(9,842)

Change	16,870

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N G L O B A L R E A L E S T A T E F U N D

F I N A N C I A L H I G H L I G H T S
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities:			Less Dividends

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized/ Unrealized Gains on Investments	Total From Investment Activities	Net Investment Income	Net Realized Gains

Kensington Global Real Estate Fund Class A
Year Ended December 31, 2007	$25.00	0.32(g)	(2.89)	(2.57)	(0.31)	—
Kensington Global Real Estate Fund Class B
Year Ended December 31, 2007	$25.00	0.14(g)	(2.86)	(2.72)	(0.18)	—
Kensington Global Real Estate Fund Class C
Year Ended December 31, 2007	$25.00	0.14(g)	(2.89)	(2.75)	(0.21)	—
Kensington Global Real Estate Fund Class Y
Year Ended December 31, 2007	$25.00	0.39(g)	(2.92)	(2.53)	(0.34)	—

(a)	Total return excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Includes waived fees and reimbursed expenses.
(e)	Excludes waived fees and reimbursed expenses.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(g) Computed using the average share method.
^ Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

from:						Ratios/Supplemental Data

Return of Capital	Total Distributions	Redemption Fees		Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Expenses to Average Net Asets (c)(e)	Ratio of Net Investment Income to Average Net Assets (c)(d)	Portfolio Turnover (b)(f)

—	(0.31)	$0.01		$22.12	(10.35)%	$15,907	1.54%	2.64%	1.32%	89.65%

—	(0.18)	$0.06		$22.10	(10.89)%	$2,084	2.29%	3.39%	0.57%	89.65%

—	(0.21)	—	^	$22.04	(11.01)%	$13,524	2.29%	3.39%	0.57%	89.65%

—	(0.34)	—	^	$22.13	(10.19)%	$373	1.29%	2.39%	1.57%	89.65%

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N G L O B A L R E A L E S T A T E F U N D

O T H E R S H A R E C L A S S R E S U L T S (Unaudited)

AVERAGE ANNUALIZED RETURNS FOR PERIODS ENDED DECEMBER 31, 2007 WITH ALL DISTRIBUTIONS REINVESTED	1 YEAR	SINCE INCEPTION (12/29/06)

CLASS B SHARES
not reflecting CDSC *	-10.89%	-10.83%
reflecting applicable CDSC	-15.31%	-14.35%
Expense Ratio: 2.25% net, 2.51% gross

CLASS C SHARES
not reflecting CDSC *	-11.01%	-10.96%
reflecting applicable CDSC	-11.01%	-10.96%
Expense Ratio: 2.25% net, 2.51% gross

CLASS Y SHARES	-10.19%	-10.14%
Expense Ratio: 1.25% net, 1.51% gross

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

The Adviser has contractually agreed to reimburse expenses through December 31, 2010.

*	CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.

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K E N S I N G T O N G L O B A L I N F R A S T R U C T U R E F U N D

R E S U L T S AT A G L A N C E

CUMULATIVE RETURNS FOR PERIODS ENDED DECEMBER 31, 2007 WITH ALL DISTRIBUTIONS REINVESTED	SINCE INCEPTION (6/29/07)	30-DAY SEC YIELD [1]

Global Infrastructure Fund at NAV	9.12%	1.21%
with sales load	2.83%	1.14%
S&P Global Infrastructure Index [2]	8.78%

Expense Ratio: 1.50% net operating expenses 1.57% gross operating expenses

Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made solely on returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The Funds impose a 1.00% redemption fee on shares held for less than 75 days.

Performance data shown at NAV is that of the A Share and does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data shown with the load reflects the Class A maximum sales charge of 5.75%. Results for other share classes can be found on page 116.

The Adviser has contractually agreed, until December 31, 2010, to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to maintain Total Fund Operating Expenses for Class A shares at 1.50%. The Fund has agreed to repay the Adviser for amounts waived or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the Total Fund Operating Expenses for a class of shares to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense. Net fund operating expenses reflect fee waiver in effect. In the absence of such waiver, total return would be reduced.

[1]

The 30-Day SEC Yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]

The S&P Global Infrastructure Index is designed to provide liquid exposure to the leading publicly listed companies in the global infrastructure industry, from both developed markets and emerging markets. You cannot invest directly in an index.

The above index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

Because the fund concentrates its investments in infrastructure-related entities, the fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. The fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the fund is more exposed to individual stock volatility than a diversified fund. The fund also invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

P O R T F O L I O H O L D I N G S % of Portfolio Holdings by Industry as of December 31, 2007

	Portfolio holdings subject to change. Due to rounding, values may not total 100%.

G R O W T H O F A $ 1 0 , 0 0 0 I N V E S T M E N T
Period from fund inception on June 29, 2007 to December 31, 2007

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. This chart does not imply any future performance. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended December 31, 2007:

CLASS A SHARES *	1 YEAR	SINCE INCEPTION (6/29/07)

reflecting 5.75% maximum sales charge	n/a	2.83%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days.

* Performance for other share classes can be found on page 116.

K E N S I N G T O N G L O B A L I N F R A S T R U C T U R E F U N D

M A N A G E M E N T ’ S D I S C U S S I O N A N D A N A L Y S I S

The Kensington Global Infrastructure Fund seeks total return from both capital appreciation and current income through investing in a portfolio of global infrastructure securities.

The fund invests in the physical structures and networks providing necessary services to society such as transportation and communication networks, energy, utilities and capital goods. In addition to the fund’s focus on investments in mature infrastructure networks that generate positive cash flow and relatively stable revenue streams, the fund will seek opportunities to participate in the growth in global infrastructure spending through businesses involved in the construction, development or financing of infrastructure assets.

I N V E S T M E N T S T R A T E G Y

Since its inception on June 29, 2007 through December 31, 2007, the Global Infrastructure Fund has typically been 100% invested, and was able to achieve a return of 9.12% (A share at NAV), ahead of the S&P Global Infrastructure Index, which returned 8.78%. Also worth noting was the relative performance versus global equities, as measured by the MSCI World Index, which returned 1.86%. We attribute the outperformance of the infrastructure asset class versus global equities over this time period to the stability of the underlying assets supporting infrastructure stocks.

At the end of the year, the fund’s portfolio was geographically well diversified across 23 countries. The largest holdings were in the U.S. (22.3%), Germany (9.8%) and Spain (9.3%). Our largest sector holdings included Utilities, Oil and Gas Storage, and Transportation Infrastructure. Overall, stock selection had a positive effect on fund performance, particularly our choices in the Utilities (with the exception of Water Utilities), Airports, and Ports sectors.

UTILITIES (with the exception of Water Utilities) were the standout performers during the second half of 2007. As investors looked for safe havens amidst volatility in the equity markets, Utilities enjoyed a surge in capital inflows given their relative stability. Our fund was slightly underweight Utilities, but stock selection was very favorable, which generated outsized returns relative to the benchmark.

Going forward we plan to keep our underweight position in Utilities. While the sector has been viewed as a potential safe haven in volatile markets, we believe two key factors may result in Utilities underperforming in the immediate to long term. First, valuations are becoming less compelling. After four years of above-average results in which the sector outperformed the broader equities market, Utilities stocks are becoming expensive and are now trading at P/E multiples well above historic norms. Currently, Utility stocks trade at multiples comparable to the S&P 500 Index while historically the multiple was about 70% of that measure.

Secondly, we believe Utilities are in growing need of substantial cash infusions to either expand capacity or modernize existing facilities. As population increases continue to put pressure on existing capacity, capital will be required to meet the new demand. We believe this will drive down the reserve margins for the sector and require substantial share issuance, negatively impacting stock prices.

OIL & GAS STORAGE & TRANSPORTATION was also a strong contributor to performance during the second half of 2007. As the price of crude oil continued its steady ascent, briefly topping $100 per barrel, numerous companies with links to the commodity performed well. In addition to the energy firms that deal directly with crude, ancillary companies such as those that provide pipelines, production and transportation reported strong performance as well. We were overweight the group throughout the second half of the year. In addition, stock selection was favorable, which contributed to returns on a relative basis versus the benchmark.

Looking forward, we will continue to focus on firms whose income is driven more by production volume rather than the actual price of the underlying commodity. Clearly, one has an impact on the other, but for companies with pipeline assets, for instance, we believe income streams will be less volatile since performance is not directly tied to the day to day fluctuations in crude prices. The ramping up of crude production in Canada’s vast oil fields may, for example, negatively impact the price of crude, but will be positive for the pipeline companies that provide materials for additional capacity.

TRANSPORTATION INFRASTRUCTURE was another important contributor to the fund. In the Transportation sector, we were able to find several companies that we believe are trading at substantial discounts to the underlying value of the assets they own. We have identified several additional firms that are offering compelling valuations in our view, and believe that these opportunities should contribute to future fund performance.

C O N C L U S I O N

Rising population and increased urbanization are increasing demand for infrastructure, suggesting the sector may benefit from strong growth in the years ahead. Emerging market infrastructure spending from 2007 to 2009 alone is estimated to exceed $1 trillion.[3]

Infrastructure assets offer some of the key risk-return characteristics of core real estate investments: the ability to own hard assets with predictable income that is typically inflation protected. It has an important difference in that assets typically have a monopoly or near-monopoly in the market and therefore skirt the risk of competing supply. Infrastructure’s unique characteristics and tremendous future growth will make it an increasingly dynamic investment vehicle. By gaining exposure to the asset class early, we believe we are well-positioned to capitalize on the investment opportunities ahead.

AARON VISSE	JOEL BEAM
Portfolio Manager	Portfolio Manager

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. The Price/Earnings (P/E) Ratio is the share price of a stock divided by its per-share earnings over the past year. The P/E ratio is a good indicator of market expectations about a company’s prospects; the higher the P/E, the greater the expectations for a company’s future growth in earnings. The P/E ratio is also called the multiple.

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for fund holdings as of December 31, 2007.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

[3] Source: Merrill Lynch, May 2007

K E N S I N G T O N G L O B A L I N F R A S T R U C T U R E F U N D

E X P E N S E E X A M P L E

As a shareholder of the Kensington Global Infrastructure Fund, you may incur two types of costs: (1) transaction costs, including sales charges on purchase of Class A shares and contingent deferred sales charges on Class B and Class C shares: redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and service (12b-1) fees: and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 to December 31, 2007.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges or contingent deferred sales charges, redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Kensington Global Infrastructure Fund Class A	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*

Actual	$1,000.00	$1,091.20	$7.74
Hypothetical
(5% return before expenses)	$1,000.00	$1,017.80	$7.47

Kensington Global Infrastructure Fund Class B	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*

Actual	$1,000.00	$1,086.80	$11.67
Hypothetical
(5% return before expenses)	$1,000.00	$1,014.02	$11.26

Kensington Global Infrastructure Fund Class C	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*

Actual	$1,000.00	$1,087.20	$11.67
Hypothetical
(5% return before expenses)	$1,000.00	$1,014.02	$11.26

Kensington Global Infrastructure Fund Class Y	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*

Actual	$1,000.00	$1,092.00	$6.43
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.06	$6.20

*

Expenses are equal to the Fund’s annualized expense ratio of 1.47% for Class A, 2.22% for Class B, 2.22% for Class C, and 1.22% for Class Y multiplied by the average account value over the period, multiplied by 184 days in the most recent fiscal half-year/365 to reflect the one-half year period.

K E N S I N G T O N G L O B A L I N F R A S T R U C T U R E F U N D

S C H E D U L E O F P O R T F O L I O I N V E S T M E N T S
D E C E M B E R 3 1 , 2 0 0 7

		SHARES	MARKET VALUE($)
	Common Stock (95.4%)

	Australia (6.7%)
	Macquarie Airports	1,275,052	4,534,205
	Macquarie Infrastructure Group	1,244,192	3,310,154

			7,844,359

	Austria (0.9%)
	Flughafen Wien AG	9,615	1,110,553

	Brazil (0.9%)
	Companhia de Saneamento Basico – Sponsored ADR	12,200	573,400
	Companhia Energetica de Minas Gerais	28,400	524,264

			1,097,664

	Britain (6.9%)
	BBA Group PLC	416,943	1,703,511
	Centrica PLC	307,100	2,193,091
	National Grid PLC	170,300	2,827,259
	Scottish & Southern Energy PLC	43,100	1,405,323

			8,129,184

	Canada (7.8%)
	Enbridge, Incorporated	56,800	2,302,617
	Pembina Pipeline, Incorporated	64,900	1,153,398
	Transcanada Corporation	139,200	5,717,785

			9,173,800

	China (3.0%)
	Dalian Port (PDA)	690,000	526,522
	Jiangsu Express	1,022,000	1,114,089
	Shenzhen Expressway Company, Ltd.	485,400	536,608
	Zhejiang Expressway Company, Ltd.	859,100	1,375,018

			3,552,237

	Denmark (0.9%)
	Torm D/S	30,700	1,077,499

	France (5.3%)
	ADP	16,863	1,725,821
	Suez SA1	65,900	4,486,985

			6,212,806

	The accompanying notes are an integral part of these financial statements.

106

S C H E D U L E   O F   P O R T F O L I O   I N V E S T M E N T S
D E C E M B E R   3 1,  2 0 0 7 (continued)

	SHARES	MARKET VALUE($)

Germany (9.6%)
E. ON AG	29,325	6,242,126
Fraport AG	34,762	2,737,881
RWE AG	15,850	2,224,659

		11,204,666

Hong Kong (5.6%)
Cosco Pacific	628,000	1,675,225
China Merchants Holdings International Company, Ltd.	391,600	2,435,767
Guangdong Invest	992,000	566,138
Pacific Basin Shipping, Ltd.	509,000	821,199
PYI Corporation	2,674,000	1,104,250

		6,602,579

Italy (3.8%)
Autost To-Mi SpA	75,780	1,656,375
Enel SpA	239,411	2,847,506

		4,503,881

Japan (1.9%)
Kamigumi Company, Ltd.	314,000	2,273,876

Malaysia (0.9%)
Plus Expressways	1,116,000	1,106,888

Mexico (1.8%)
America Movil SA de CV	166,500	510,745
Grupo Aeroportuario Del – B Shares	113,400	507,553
Grupo Aeroportuario del Sureste SA de CV	177,400	1,087,549

		2,105,847

Netherlands (2.1%)
Smit International NV	11,031	1,128,953
Vopak(kon)	24,219	1,373,887

		2,502,840

Russian Federation (1.3%)
Mobile Telesystems – ADR	6,350	646,367
OGK-5 Holding[1]	535	94
TGK-5 Holding[1]	17,674	16
Unified Energy Systems – ADR[1]	5,700	729,030
Unified Energy Systems – Reg S GDR[1]	700	91,000

		1,466,507

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N G L O B A L I N F R A S T R U C T U R E F U N D

S C H E D U L E O F P O R T F O L I O I N V E S T M E N T S
D E C E M B E R 3 1 , 2 0 0 7 (continued)

		SHARES OR PRINCIPAL AMOUNT	MARKET VALUE($)
	Republic of Korea (South) (1.0%)
	Korea Electric Power Corporation – Sponsored ADR	53,600	1,117,560

	Singapore (1.0%)
	Smrt Corporation	963,000	1,123,929

	Spain (9.0%)
	Abertis Infraestructuras SA	191,681	6,176,659
	Iberdrola SA1	292,363	4,445,480

			10,622,139

	Switzerland (1.0%)
	Flughafen Zurich A	2,783	1,130,751

	Thailand (1.4%)
	Airports Of Thailand	939,100	1,603,035

	United States (22.6%)
	American Electric Power Company, Incorporated	24,200	1,126,752
	Dominion Resources, Incorporated	23,600	1,119,820
	El Paso Corporation	214,000	3,689,360
	Entergy Corporation	11,625	1,389,420
	Exelon Corporation	34,650	2,828,826
	FirstEnergy Corporation	14,900	1,077,866
	FPL Group, Incorporated	20,200	1,369,156
	General Maritime Corporation	45,700	1,117,365
	Public Service Enterprise Group, Incorporated	17,000	1,670,080
	Ship Finance International, Ltd.	39,000	1,080,690
	Spectra Energy Corporation	173,700	4,484,934
	Williams Cos, Incorporated	158,015	5,653,777

			26,608,046

	Total Common Stock (cost $108,703,876)		112,170,646

	Repurchase Agreement (3.7%)
	Custodial Trust Company, 1.5%, dated 12/31/07 due
	01/01/08, repurchase price $4,372,929 (collateralized by
	Strips TINT, 02/15/2009, valued at $2,423,988;
	Federal Home Loan Mortgage Corporation, 3.048%, 12/15/36,
	valued at $181,962; Freddie Mac CMO/Series 3308, 2.072%,
	02/15/33, valued at $1,874,653)	$4,372,565	4,372,565

	Total Investments in Securities (cost $113,076,441) – 99.1%		116,543,211
	Other assets in excess of Liabilities – 0.9%		1,006,731

	NET ASSETS – 100.0%		$117,549,942

	ADR American Depository Receipt
	GDR Global Depository Receipt
	[1] Represents non-income producing securities.

	The accompanying notes are an integral part of these financial statements.

108

S C H E D U L E   O F   P O R T F O L I O   I N V E S T M E N T S   B Y  I N D U S T R Y
D E C E M B E R  3 1 ,  2 0 0 7

Industry	% of Net Assets

Electric – Integrated	29.5%
Pipelines	19.6%
Airport Development/Maintenance	12.3%
Public Thoroughfares	10.2%
Transportation – Marine	4.4%
Investment Companies	2.8%
Diversified Operations	2.6%
Electric – Transmission	2.4%
Warehousing & Harbor Transporation Services	2.4%
Transportation – Services	2.1%
Gas – Distribution	1.9%
Aerospace/Defense – Equipment	1.4%
Marine Services	1.4%
Cellular Telecom	1.0%
Building – Heavy Construction	0.9%
Water	0.5%

Total Investments in Securities	95.4%
Other Assets less Liabilities	4.6%

Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N G L O B A L I N F R A S T R U C T U R E F U N D

S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S
D E C E M B E R 3 1 , 2 0 0 7

ASSETS
Investments, at value (cost $108,703,876)	$112,170,646
Repurchase agreements, at cost	4,372,565

Total Investments, (cost $113,076,441)	116,543,211
Cash	21,416
Foreign currency, at value (cost $2,554,073)	2,568,839
Interest and dividends receivable	309,893
Receivables from investment securities sold	2,077,254
Receivable for capital shares issued	3,059,425
Prepaid expenses	39,051

Total Assets	124,619,089

LIABILITIES
Payables for investments purchased	6,824,773
Payable for capital shares redeemed	75,238
Accrued expenses and other payables
Investment advisory fees	57,013
Distribution fees	33,627
Other Accrued Expenses	78,496

Total Liabilities	7,069,147

NET ASSETS	$117,549,942

Capital	$114,236,028
Undistributed net investment loss	(3,564)
Accumulated realized loss on investments	(164,058)
Net unrealized appreciation on investments	3,466,770
Net unrealized appreciation on foreign currency	14,766

Net Assets	$117,549,942

Class A
Net Assets	$70,388,938
Shares outstanding	2,597,803

Redemption price per share	$27.10

Maximum Sales Charge-Class A	5.75%
Maximum Offering Price
[100%/(100%-Maximum Sales Charge) of net asset value
adjusted to the nearest cent] per share	$28.75

Class B
Net Assets	$4,741,433
Shares outstanding	175,381

Offering and redemption price per share[1]	$27.04

Class C
Net Assets	$23,549,712
Shares outstanding	871,033

Offering and redemption price per share[1]	$27.04

Class Y
Net Assets	$18,869,859
Shares outstanding	695,931

Offering and redemption price per share[1]	$27.11

1 Redemption price per share varies by length of time shares are held.

The accompanying notes are an integral part of these financial statements.

S T A T E M E N T   O F   O P E R A T I O N S
F O R   T H E  P E R I O D   J U N E   2 9 ,  2 0 0 7  T H R O U G H   D E C E M B E R   3 1 ,  2 0 0 7

INVESTMENT INCOME
Dividend income (net of foreign tax withheld of $127,922)	$641,352
Interest income	61,143

Total Investment Income	702,495

EXPENSES
Investment advisory fees	209,420
Administration fees
Distribution fees
Class A	36,188
Class B	10,196
Class C	46,644
Administration, fund accounting and transfer agent fees	49,470
Administrative services plan fees	3,586
State registration fees	28,334
Custodian fees	39,682
Printing fees	10,256
Legal fees	2,822
Audit fees	16,504
Insurance expense	308
Trustees’ fees	758
Other expenses	2,668

Total expenses before waivers	456,836
Less expenses waived/reimbursed by the Adviser	(76,310)

Net Expenses	380,526

Net Investment Income	321,969

REALIZED/UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments	186,924
Net realized gain from foreign currency transactions	31,286
Change in unrealized appreciation (depreciation) from investments	3,466,770
Change in unrealized appreciation (depreciation) from foreign currency	14,766

Net realized/unrealized gain from investments	3,699,746

Change in net assets resulting from operations	$4,021,715

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N G L O B A L I N F R A S T R U C T U R E F U N D

	S T A T E M E N T O F C H A N G E S I N N E T A S S E T S

		JUNE 29, 2007* Through DECEMBER 31, 2007

	FROM INVESTMENT ACTIVITIES

	OPERATIONS
	Net investment income	$321,969
	Net realized gain from investments	186,924
	Net realized gain from foregin currency	31,286
	Net change in unrealized appreciation (depreciation) from investments	3,466,770
	Net change in unrealized appreciation (depreciation) from foreign currency	14,766

	Change in net assets resulting from operations	4,021,715

	DISTRIBUTIONS TO CLASS A SHAREHOLDERS
	From net investment income	(275,496)
	From net realized gains from investments	(175,316)

	DISTRIBUTIONS TO CLASS B SHAREHOLDERS
	From net investment income	(11,489)
	From net realized gain from investments	(11,489)

	DISTRIBUTIONS TO CLASS C SHAREHOLDERS
	From net investment income	(54,695)
	From net realized gain from investments	(54,694)

	DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
	From net investment income	(78,708)
	From net realized gain from investments	(45,913)

	Change in net assets from distributions to shareholders	(707,800)

	CAPITAL TRANSACTIONS
	Proceeds from shares issued	115,434,804
	Shares issued in reinvestment of distributions	567,470
	Payments for shares redeemed	(1,771,687)
	Redemption fees	5,441

	Change in net assets from capital transactions	114,236,028

	Change in net assets	117,549,942

	NET ASSETS
	Beginning of period	—

	End of period	$117,549,942

	Undistributed net investment loss	$(3,564)

	* Commencement of operations.

	The accompanying notes are an integral part of these financial statements.

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S T A T E M E N T   O F   C H A N G E S   I N   N E T   A S S E T S   (continued)

JUNE 29, 2007* Through DECEMBER 31, 2007

CAPITAL TRANSACTIONS:
Class A:
Proceeds from shares issued	$69,020,572
Dividends reinvested	350,593
Cost of shares redeemed	(1,163,757)
Redemption fees	3,643

Change	$68,211,051

Class B:
Proceeds from shares issued	$4,749,214
Dividends reinvested	19,672
Cost of shares redeemed	(187,198)
Redemption fees	142

Change	$4,581,830

Class C:
Proceeds from shares issued	$22,987,379
Dividends reinvested	91,874
Cost of shares redeemed	(259,346)
Redemption fees	1,043

Change	$22,820,950

Class Y:
Proceeds from shares issued	$18,677,639
Dividends reinvested	105,331
Cost of shares redeemed	(161,386)
Redemption fees	612

Change	$18,622,196

SHARE TRANSACTIONS:
Class A:

Issued	2,628,628
Reinvested	12,980
Redeemed	(43,805)

Change	2,597,803

Class B:
Issued	182,398
Reinvested	730
Redeemed	(7,747)

Change	175,381

Class C:
Issued	877,567
Reinvested	3,408
Redeemed	(9,942)

Change	871,033

Class Y:
Issued	698,217
Reinvested	3,897
Redeemed	(6,183)

Change	695,931

* Commencement of operations.
The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N G L O B A L I N F R A S T R U C T U R E F U N D

F I N A N C I A L H I G H L I G H T S
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities:					Less Dividends

		Net Asset Value, Beginning of Period	Net Investment Income		Net Realized/ Unrealized Gains on Investments	Total From Investment Activities	Net Investment Income	Net Realized Gains

	Kensington Global Real Estate Fund Class A Period Ended December 31, 2007 **	$25.00	0.20(g	)	2.08	2.28	(0.11)	(0.07)
	Kensington Global Real Estate Fund Class B Period Ended December 31, 2007 **	$25.00	0.10(g	)	2.08	2.18	(0.07)	(0.07)
	Kensington Global Real Estate Fund Class C Period Ended December 31, 2007 **	$25.00	0.10(g	)	2.08	2.18	(0.07)	(0.07)
	Kensington Global Real Estate Fund Class Y Period Ended December 31, 2007 **	$25.00	0.24(g	)	2.06	2.30	(0.12)	(0.07)

	**	From commencement of operations on June 29, 2007.
	(a)	Total return excludes sales charge.
	(b)	Not annualized for periods less than one year.
	(c)	Annualized for periods less than one year.
	(d)	Includes waived fees and reimbursed expenses.
	(e)	Excludes waived fees and reimbursed expenses.
	(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
	(g)	Computed using the average share method.
	^	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

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from:					Ratios/Supplemental Data

Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)(d)	Ratio of Expenses to Average Net Assets (c)(e)	Ratio of Net Investment Income to Average Net Assets (c)(d)	Portfolio Turnover (b)(f)

—	(0.18)	—	$27.10	9.12%	$70,389	1.49%	1.81%	1.53%	41.61%

—	(0.14)	—	$27.04	8.68%	$4,741	2.24%	2.56%	0.78%	41.61%

—	(0.14)	—	$27.04	8.72%	$23,550	2.24%	2.56%	0.78%	41.61%

—	(0.19)	—	$27.11	9.20%	$18,870	1.24%	1.56%	1.78%	41.61%

The accompanying notes are an integral part of these financial statements.

K E N S I N G T O N G L O B A L I N F R A S T R U C T U R E F U N D

	O T H E R S H A R E C L A S S R E S U L T S (Unaudited)

	CUMULATIVE RETURNS FOR PERIODS ENDED DECEMBER 31, 2007 WITH ALL DISTRIBUTIONS REINVESTED	SINCE INCEPTION (6/29/07)

	CLASS B SHARES
	not reflecting CDSC *	8.68%
	reflecting applicable CDSC	3.68%
	Expense Ratio: 2.25% net, 2.32% gross

	CLASS C SHARES
	not reflecting CDSC *	8.72%
	reflecting applicable CDSC	7.72%
	Expense Ratio: 2.25% net, 2.32% gross

	CLASS Y SHARES	9.20%
	Expense Ratio: 1.25% net, 1.32% gross

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-2949 or visiting www.kig.com. The funds impose a 1.00% redemption fee on shares held for less than 75 days.

	The Adviser has contractually agreed to waive fees and/or reimburse expense through December 31, 2010.

	*	CDSC = contingent deferred sales charge, price per share varies by length of time shares are held. The maximum amount of CDSC for Class B and C shares is 5% and 1%, respectively.

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T H E K E N S I N G T O N F U N D S

N O T E S T O T H E F I N A N C I A L S T A T E M E N T S

1. O R G A N I Z AT I O N

The Kensington Funds (the “Funds”) were organized on April 1, 2003 as a Delaware statutory trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified open-end management investment company. The accompanying financial statements are those of the Kensington Real Estate Securities Fund, the Kensington Select Income Fund, the Kensington Strategic Realty Fund, the Kensington International Real Estate Fund, the Kensington Global Real Estate Fund, and the Kensington Global Infrastructure Fund (individually, a “Fund”, collectively, the “Funds”). Prior to April 1, 2003, the Funds were a separate series of the Coventry Group, a Massachusetts business trust, registered under the 1940 Act as a diversified, open-end management investment company. The Funds are authorized to issue an unlimited number of beneficial interests with no par value. Each Fund offers four classes of shares: Class A, Class B, Class C, and Class Y shares. Class A shares are sold with a maximum front-end load charge of 5.75%. Class B shares are sold without a front-end load but have a deferred sales charge of 5.00%. Class C shares are sold without a front-end load, but have a deferred sales charge of 1.00% that is applied to redemptions within one year of purchase. Class Y shares are sold without a maximum front-end load and no deferred sales charge. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan.

The investment objective of the Kensington Real Estate Securities Fund is capital appreciation and current income through investing in a portfolio of real estate securities.

The investment objective of the Kensington Select Income Fund is current income and potential modest long-term growth of capital.

The investment objective of the Kensington Strategic Realty Fund is total return through a combination of high current income relative to other equity investment alternatives, plus long term growth of capital.

The investment objective of the Kensington International Real Estate Fund is total return through growth of capital and current income.

The investment objective of the Kensington Global Real Estate Fund is total return through growth of capital and current income.

The investment objective of the Kensington Global Infrastructure Fund is total return through growth of capital and current income.

2. S I G N I F I C A N T A C C O U N T I N G P R I N C I P L E S

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with US generally accepted accounting principles (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

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S E C U R I T I E S   V A L U AT I O N

The Funds invest primarily in real estate securities, including securities issued by real estate investment trusts (REITs), master limited partnerships and other real estate companies. Investments in these issuers include common, convertible and preferred stock and debt securities, rights or warrants to purchase common stock, and limited partnership interests. Portfolio equity securities for which market quotations are readily available are valued based upon their last sales price in their principal market. Lacking any sales, these securities are valued at the mean between the most recent bid and asked quotations. Debt securities with remaining maturities of 60 days or less will be valued at their amortized cost. Other debt securities are generally valued by pricing agents based on valuations supplied by broker-dealers or calculated by electronic methods. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in the best judgment of Kensington Investment Group, Inc. (the “Adviser”) under the supervision of the Funds’ Board of Trustees (the “Board”). In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. It is possible that the fair value determined for a security maybe materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

F O R WA R D   F O R E I G N   C U R R E N C Y   E X C H A N G E   C O N T R A C T S

The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) to hedge against foreign exchange fluctuations on foreign denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are “marked-to-market” daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies.

R E P U R C H A S E   A G R E E M E N T S

The Funds may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund’s behalf. The Funds monitor the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Funds will only enter into repurchase agreements with banks and other financial institutions which are deemed by the Advisor to be creditworthy pursuant to guidelines established by the Board.

S E C U R I T Y   T R A N S A C T I O N S   A N D   R E L AT E D   I N C O M E

Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums or accretion discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

T H E K E N S I N G T O N F U N D S

	F O R E I G N C U R R E N C Y T R A N S L A T I O N

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.

	Transactions in foreign currencies are translated at the rates of exchange prevailing at the time of the transaction.

The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

	W R I T T E N O P T I O N S

Each Fund may purchase options, write (sell) “covered” call options and purchase options to close out options previously written by it. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by decline in the market value of the underlying security during the option period. A Fund will realize a profit or loss from a closing purchase option if the cost of the transaction is less or more than the premium received from the writing of the option. During the year ended December 31, 2007, only Kensington Strategic Realty Fund and Kensington Select Income Fund made investments in options.

	The following is a summary of option activity for the year ended December 31, 2007, by the Fund:

	Kensington Strategic Realty Fund

	Call Options	Contract	Premiums

	Balance at beginning of year	1,996	706,704

	Options written	4,651	859,952
	Options closed	(3,978)	(1,127,616)
	Options expired	(2,669)	(439,040)
	Options exercised	—	—

	Options outstanding at the end of year	—	—

	Kensington Select Income Fund

	Call Options	Contract	Premiums

	Balance at beginning of year	—	—

	Options written	3,710	39,011
	Options closed	(3,710)	(39,011)
	Options expired	—	—
	Options exercised	—	—

	Options outstanding at the end of year	—	—

	S H O R T S A L E T R A N S A C T I O N S

A short sale is a transaction in which a Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market value of that security. To complete a short sale, a Fund must borrow the security to deliver to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it in the open market at a later date. A Fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short

120

sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in value between those dates. A Fund must pay any dividends or interest payable to the lender of the security. All short sales must be collateralized in accordance with the applicable exchange or broker requirements. A Fund maintains the collateral in a segregated account with its custodian and broker, consisting of cash or obligations of the U.S. Government, its agencies or instrumentalities sufficient to collateralize its obligation on the short positions.

R E S T R I C T E D   S E C U R I T I E S

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid. On December 31, 2007, the Kensington Select Income Fund, and the Kensington Strategic Realty Fund held restricted securities representing 1.0%, and 6.0% of net assets, respectively. The restricted securities held as of December 31, 2007 are identified below:

Security	Acquisition Date	Acquisition Cost	Number of Shares/ Principal Amount	Value

Kensington Strategic Realty Fund
Asset Capital Corp. Inc.	06/05	$12,929,563	1,521,125	$8,320,554
Cedarwoods CRE CDO Ltd, Series 2007-2AINC, 0.00%, 2/25/52	02/07	$7,500,000	7,500,000	$5,625,000
Cypress Sharpridge Investments	12/06	$12,500,000	1,250,000	$9,375,000
Muni Funding Company of America LLC	06/07	$5,274,000	527,400	$3,164,400

Kensington Select Income Fund
Oil Casualty Insurance, Limited, 8.00%, 09/15/34	01/07	$2,000,000	2,000,000	$1,700,000
Taberna Preferred Funding, Limited, Series 2005-3A D, 8.006%, 02/05/36	09/05	$4,500,000	45,000	$675,000
Taberna Preferred Funding, Limited, Series 2005-3A E, 9.856%, 02/05/36	09/05	$4,643,501	46,435	$696,525
Taberna Preferred Funding, Limited, Series 2005-2A F, 10.356%, 11/05/35	06/05	$27,707,070	27,707,070	$2,770,707

D I V I D E N D S   A N D   D I S T R I B U T I O N S   T O   S H A R E H O L D E R S

Dividends from net investment income, if any, are declared and paid quarterly for the Real Estate Securities Fund, the Strategic Realty Fund and the Select Income Fund. Dividends from net investment income, if any, are declared and paid semi-annually for the International Real Estate Fund, Global Real Estate Fund, and Global Infrastructure Fund. Net realized capital gains, if any, are declared and distributed at least annually. Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP.

S E C U R I T I E S   L E N D I N G

To generate additional income, the Funds may lend up to 33.33% of the value of securities in which it is invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government securities or other liquid, high-grade debt securities or by a letter of credit in favor of the Funds at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral.

T H E K E N S I N G T O N F U N D S

When cash is received as collateral for securities loaned, the Fund may invest such cash in short-term U.S. government securities, repurchase agreements or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan.

There may be risks, such as delay or an inability to regain the securities or even loss of rights in the collateral, should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board and when, in the judgement of the Adviser, the consideration which can be earned currently from such securities loaned justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time and, therefore, are not considered illiquid investments. As of December 31, 2007, the Funds had equity securities on loan as follows:

Fund	Market Value	Collateral

Kensington Strategic Realty Fund	$33,837,548	$34,502,338
Kensington Select Income Fund	$1,290,043	$1,356,432	*

* The cash collateral received was invested in repurchase agreements at December 31, 2007.

E X P E N S E S

Expenses that are directly related to a Fund are charged directly to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based upon relative net assets or another appropriate basis. Expenses directly attributable to a class of shares are charged directly to that class.

G U A R A N T E E S A N D I N D E M N I F I C A T I O N S

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

R E D E M P T I O N F E E S

The Funds impose a short-term redemption fee on shares purchased and held less than 75 days. The fee is 1% of the redemption value and is deducted from the redemption proceeds.

A D M I N I S T R AT I V E S E R V I C E S P L A N

The Funds have adopted an Administrative Services Plan pursuant to which each Fund (or Class of shares thereof) is authorized to make payments to certain entities which may include banks, broker-dealers and other types of service providers for providing administrative services with respect to shares of the Funds attributable to or held in the name of the service provider for its clients or customers with whom they have a servicing relationship. Under the terms of Administrative Services Plan, each Fund (or Class of shares thereof) is authorized to make payments up to a maximum rate of .25% of the average daily net assets of the Fund attributable to or held in the name of the service provider for providing the types of applicable administrative services covered under the terms of the Plan.

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3. P U R C H A S E S A N D S A L E S O F S E C U R I T I E S

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2007 were as follows:

Fund	Purchases	Sales

Kensington Real Estate Securities Fund	$155,564,309	$185,862,318
Kensington Strategic Realty Fund	$1,549,145,234	$1,916,229,898
Kensington Select Income Fund	$727,767,905	$698,820,694
Kensington International Real Estate Fund	$393,331,043	$218,076,557
Kensington Global Real Estate Fund	$45,885,093	$15,091,129
Kensington Global Infrastructure Fund	$130,565,071	$22,060,616

4. R E L AT E D P A R T Y T R A N S A C T I O N S

Investment advisory services are provided to the Funds by the Adviser, which receives management fees for their services pursuant to the terms of the Investment Advisory Agreements for each of the Funds (the “Advisory Agreements”). The investment advisory fees, which are computed daily and paid monthly, are payable at the following annual rates for the Funds, calculated as a percentage of the particular Fund’s average daily net assets: Real Estate Securities Fund, 0.85%; Select Income Fund, International Real Estate Fund, and Global Real Estate Fund, 1.00%; and Global Infrastructure Fund, 0.90%. The investment advisory fee for the Strategic Realty Fund is described more fully immediately below.

Pursuant to the Strategic Realty Fund’s Investment Advisory Agreement, the Fund pays the Adviser a monthly advisory fee with two components, a base component and a performance-based component, so that if the Fund’s investment performance is greater than the investment record of the Fund’s benchmark index, the FTSE NAREIT Composite Index, the Adviser earns more, and if it is less than that of the index, the Adviser earns less. The first component of the Strategic Realty Fund’s advisory fee is a “base fee,” paid monthly, equal to a monthly rate based on an annual percentage rate of 1.50% of daily net assets averaged over the most recent month (i.e., the current month for with the fee is being calculated). The second component is a performance adjustment that either increases or decreases the base fee, depending on how the Fund performed (calculated on Class A share performance for these purposes) relative to its benchmark index over a rolling 12-month period ending on the end of the most recent month (the “performance period”). The performance adjustment, which is equal, on an averaged monthly basis, to 1 /12th of 15% of the difference between the performance of the Fund and the investment record of the benchmark (rounded to the third decimal place), is calculated on the Strategic Realty Fund’s net assets averaged over the performance period. The performance adjustment reaches a maximum positive or negative average monthly adjustment of 1 /12th of 1.00% of the Fund’s daily net assets averaged over the performance period if the Fund outperforms, or underperforms, the investment record of the benchmark by 6.667 percentage points or more over the performance period. As the base fee and the performance adjustment are accrued daily (and not monthly), actual rates vary monthly based upon the number of days in a particular month, but, on a monthly basis, are equal, on average, to 1/12th of an annual rate.

The Adviser has contractually agreed, until December 31, 2010, to waive fees and/or reimburse each Fund to the extent necessary to maintain each Fund’s Total Fund Operating Expenses as noted below, excluding increases due to performance fee adjustments, brokerage costs, interest, taxes, and dividends and extraordinary expenses:

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T H E K E N S I N G T O N F U N D S

Fund		Total Operating Expense

Kensington Real Estate Securities Fund	Class A	1.45%
Kensington Real Estate Securities Fund	Class B	2.20%
Kensington Real Estate Securities Fund	Class C	2.20%
Kensington Real Estate Securities Fund	Class Y	1.20%
Kensington Strategic Realty Fund	Class A	2.25%
Kensington Strategic Realty Fund	Class B	3.00%
Kensington Strategic Realty Fund	Class C	3.00%
Kensington Strategic Realty Fund	Class Y	2.00%
Kensington Select Income Fund	Class A	1.60%
Kensington Select Income Fund	Class B	2.35%
Kensington Select Income Fund	Class C	2.35%
Kensington Select Income Fund	Class Y	1.35%
Kensington International Real Estate Fund	Class A	1.65%
Kensington International Real Estate Fund	Class B	2.40%
Kensington International Real Estate Fund	Class C	2.40%
Kensington International Real Estate Fund	Class Y	1.40%
Kensington Global Real Estate Fund	Class A	1.50%
Kensington Global Real Estate Fund	Class B	2.25%
Kensington Global Real Estate Fund	Class C	2.25%
Kensington Global Real Estate Fund	Class Y	1.25%
Kensington Global Infrastructure Fund	Class A	1.50%
Kensington Global Infrastructure Fund	Class B	2.25%
Kensington Global Infrastructure Fund	Class C	2.25%
Kensington Global Infrastructure Fund	Class Y	1.25%

The Funds have agreed to pay or repay fees that were waived or reimbursed for a period up to three years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the above limits. For the year ended December 31, 2007, the amounts reimbursed to the Advisor remaining available for reimbursement were as follows:

	Fund	Reimbursed To (From) Adviser Year Ended December 31, 2007	Remaining Available for Reimbursement

	Kensington Real Estate Securities Fund	$74	$3,935
	Kensington International Real Estate Fund	$90,543	$—
	Kensington Global Real Estate Fund	$(185,710)	$185,710
	Kensington Global Infrastructure Fund	$(76,010)	$70,310

In 2004, the Adviser informed the Funds’ Board of Trustees that it had received an inquiry from the staff of the Securities and Exchange Commission (“Staff”) regarding the advisory fee computations for the Strategic Realty Fund made by the prior Fund administrator. Specifically, the Staff expressed the belief that the advisory fee computations by the prior Fund administrator may have been incorrect. In January 2006, the Adviser made a payment of $790,962 to the Strategic Realty Fund in satisfaction of the settlement amount mutually agreed upon by the Adviser and the Staff. During the fiscal year ended December 31, 2007, the Strategic Realty Fund received proceeds from a settlement related to this matter in the amount of $395,000 from the Fund’s prior administrator.

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The Adviser has voluntarily agreed to reimburse the Strategic Realty Fund for certain legal fees and expenses up to $100,000. The Adviser will not seek repayment for the reimbursed legal fees and expenses. For the year ended December 31, 2007, the Adviser reimbursed the Fund $47,521 of such fees.

US Bancorp Fund Services, LLC (“USBFS”) serves as the Funds’ administrator, transfer agent and fund accountant. Quasar Distributors, LLC, an affiliate of USBFS, serves as the Funds’ distributor (the “Distributor”) and principal underwriter.

Certain Officers and Trustees of the Trust are affiliated with the Adviser. Such Officers and Trustees receive no compensation from the Trust for serving in their respective roles. An officer of the Adviser and the Trust serves as the Trust’s Chief Compliance Officer and receives an annual compensation of $150,000 from the Trust. Effective January 1, 2008, each of the Non-Interested Trustees receives a $3,000 fee for each Board meeting attended and any travel expenses incurred, which is allocated amongst the Funds. Each of the Non-Interested Trustees also receives a $14,000 annual retainer paid quarterly. The Chairman of the Audit Committee receives $625 for each Board meeting attended and an annual retainer of $8,000. If all quarterly meetings are attended, total annual compensation for each Non-Interested Trustee is $26,000 ($36,500 for the Audit Committee Chairman). Trustees are also reimbursed for expenses related to their service to the Funds.

A F F I L I AT E D C O M P A N Y T R A N S A C T I O N S

The Kensington Strategic Realty Fund and the Kensington Select Income Fund had investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Act of 1940 as “affiliated” companies. The following is a summary of transactions for each issuer who was an affiliate during the year ended December 31, 2007:

Issuer	Share Balance, Dec. 31, 2006		Aggregate Purchase Cost	Aggregate Sales Cost	Net Realized Gain (Loss)	Income	Share Balance, Dec. 31, 2007	Value, Dec. 31, 2007

STRATEGIC REALTY FUND
BNP Residential
Properties Inc.	551,700		$—	$8,469,148	$4,770,708	$212,847	—	$—	*
Feldman Mall
Properties Inc.	909,899		7,504	10,920,622	(4,816,637)	157,533	—	—	*
Lexington Realty Trust (a)	1,015,700		10,654,151	18,417,876	700,207	1,447,020	418,000	6,077,720	*

TOTAL			$10,661,655	$37,807,646	$654,278	$1,817,400		$6,077,720

SELECT INCOME FUND
Highland Distressed
Opportunities, Inc.	—	+	$17,030,554	$662,200	$(253,512)	$885,188	1,099,722	$9,424,618
Lexington Realty Trust (a)	1,870,500		8,907,531	13,137,531	255,385	2,253,975	1,284,900	18,682,446	*
Tortoise Capital
Resources Corporation	—	+	13,970,850	1,178,659	(213,024)	528,337	852,500	10,443,125

TOTAL			$39,908,935	$14,978,390	$(211,151)	$3,667,500		$38,550,189

+	Issuer was not an affiliated company at December 31, 2006.
*	Issuer was not an affiliated company at December 31, 2007.
(a)	Merged with Newkirk Realty Trust, Inc. on January 3, 2007.

T H E K E N S I N G T O N F U N D S

During 2007, the Select Income Fund’s cumulative purchase of shares in Highland Distressed Opportunities, Inc. and Tortoise Capital Resources Corporation each exceeded certain applicable limits imposed under the Investment Company Act of 1940, which prohibits a registered investment company from acquiring more than 3% of the total outstanding voting stock of another registered investment company. The Fund’s purchases of these investments in excess of the applicable limitation (the “excess investments”) totaled $19,034,873. Its net realized loss during the year from the sale of these investments totaled $466,536 and dividend income totaled $843,985. At December 31, 2007, net unrealized depreciation of the remaining excess investments which were valued at $12,068,045, totaled $4,368,380. The effects on the Fund’s total return resulting from the excess investments are disclosed in the Fund’s financial highlights.

The Adviser has made arrangements for the disposition of the remaining subject shares from the Fund’s investment portfolio in order to cause the Fund’s investments in other investment companies be in compliance with the applicable regulatory provisions. The Fund’s Board of Trustees is continuing to review the facts and circumstances relating to the excess investments and as of the date of this financial report the Board has not yet ascertained the extent of any actual loss or damages to the Fund resulting from such investments.

5. C O N C E N T R AT I O N O F C R E D I T R I S K

Each Fund invests a substantial portion of assets in the equity securities of issuers engaged in the real estate industry, including REITs. As a result, the Funds may be more affected by economic developments in the real estate industry than would a diversified equity fund.

6. L E V E R A G E

The Kensington Select Income Fund and Kensington Strategic Realty Fund can buy securities with borrowed money including bank overdrafts (a form of leverage). Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of a Fund’s portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

Each of the Kensington Select Income Fund and Kensington Strategic Realty Fund maintains a line of credit with Custodial Trust Company up to a maximum amount of 33.33% of each Fund’s assets (total assets including borrowings, less liabilities exclusive of borrowings). Borrowings under this arrangement bear interest ranging from 0.625% to 0.75% above the Fed Funds rate. The average interest rate charged and the average outstanding demand loan payable to Custodial Trust Company for the year ended December 31, 2007 was as follows:

	Fund	Average Interest Rate	Average Outstanding Demand Loan Payable

	Kensington Strategic Realty	5.89%	$108,028,238
	Kensington Select Income Fund	5.74%	$76,936,780

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7 . T A X I N F O R M A T I O N

It is the policy of each Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes. Therefore, no federal income tax provision is required.

The tax character of distributions paid to shareholders during the year ended December 31, 2007 was as follows:

	Kensington Real Estate Securities Fund	Kensington Strategic Realty Fund	Kensington Select Income Fund	Kensington International Real Estate Fund	Kensington Global Real Estate Fund	Kensington Global Infrastructure Fund

Distribution Paid from:
Ordinary Income	1,093,847	18,320,425	38,616,727	12,117,807	207,474	707,800
Net Long Term
Capital Gains	5,947,118	53,886,129	—	—	2,784	—
Return of Capital	—	—	12,768,311	4,492,550	124,073	—

Totals	7,040,965	72,206,554	51,385,038	16,610,357	334,331	707,800

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2007.

The tax character of distributions paid to shareholders during the year ended December 31, 2006 was as follows:

	Kensington Real Estate Securities Fund	Kensington Strategic Realty Fund	Kensington Select Income Fund	Kensington International Real Estate Fund

Distribution Paid from:
Ordinary Income	$4,966,362	$29,029,803	$34,601,280	$2,731,033
Net Long Term Capital Gains	3,211,059	43,835,646	19,480,807	—
Return of Capital	—	—	3,651,482	—

Totals	$8,177,421	$72,865,449	$57,733,569	$2,731,033

The amount and character of income and capital gain distributions to be paid by the Funds are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The book/tax differences are either considered temporary or permanent in nature. Temporary differences are attributable to differing book and tax treatment for the timing of the recognition of gains and losses on certain investment transactions.

Permanent book and tax basis differences may result in reclassification among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in-capital. These reclassifications have no impact on the net asset

T H E K E N S I N G T O N F U N D S

	value of the Funds. As of December 31, 2007, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

		Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid in Capital

	Select Income	687,915	12,307,704	(12,995,619)
	Strategic Realty	2,055,282	(1,597,187)	(458,095)
	Global Infrastructure	94,855	(94,856)	1
	Real Estate Securities	(322,137)	322,143	(6)
	International Real Estate	10,545,523	(6,054,420)	(4,491,103)
	Global Real Estate	53,137	70,936	(124,073)

	As of December 31, 2007 the components of accumulated earnings on a tax basis were as follows:

		Kensington Real Estate Securities	Kensington Strategic Realty	Kensington Select Income

	Cost of Investments for Tax Purposes	$42,050,032	$403,641,540	$785,685,109

	Gross tax unrealized appreciation	7,246,440	34,637,686	471,649
	Gross tax unrealized depreciation	(3,820,167	(58,518,637	(159,559,821

	Net unrealized appreciation (depreciation)	3,426,273	(23,880,951	(159,088,172
	Undistributed ordinary income	—	—	—
	Undistributed long-term capital gains	3,548,472	27,688,143	—

	Total distributable earnings	3,548,472	27,688,143	—
	Other accumulated gain/(loss)	(1,626,540	(32,873,154	(12,867,323

	Total accumulated gain/(loss)	$5,348,205	$(29,065,962	$(171,955,495

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	Kensington International Real Estate	Kensington Global Real Estate	Kensington Global Infrastructure

Cost of Investments for Tax Purposes	$277,228,770	$30,305,403	$109,089,678

Gross tax unrealized appreciation	24,501,823	1,154,520	5,742,046
Gross tax unrealized depreciation	(41,582,245)	(4,252,577)	(2,661,077)

Net unrealized appreciation (depreciation)	(17,080,422)	(3,098,057)	3,080,969
Undistributed ordinary income	—	—	231,877
Undistributed long-term capital gains	—	—	—

Total distributable earnings	—	—	231,877
Other accumulated gain/(loss)	(5,945,467)	(496,539)	1,069

Total accumulated gain/(loss)	$(23,025,889)	$(3,594,596)	$3,313,915

The differences between book basis and tax basis unrealized appreciation are primarily attributable to the tax deferral of losses on wash sales, Section 1256 mark-to-market and partnership adjustments.

At December 31, 2007, the Select Income Fund and International Real Estate Fund had accumulated realized capital loss carryover of $12,867,323 and $2,652,205, respectively. These capital loss carryovers expire in 2015 for each Fund. Under the current tax laws, capital losses realized after October 31 are deferred until the first day of the following fiscal year. At December 31, 2007, the Real Estate Securities Fund, Strategic Realty Fund, International Real Estate Fund, and Global Real Estate Fund deferred, on a tax basis, post-October losses of $1,685,473, $31,994,872, $3,410,898 and $476,077, respectively.

8 . S E R V I C E A N D D I S T R I B U T I O N P L A N

The Trust, on behalf of each Fund has adopted a Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Plan, the Funds will compensate the Distributor for services provided and expenses incurred in connection with the distribution and marketing of shares of the Fund and Servicing of each Fund’s shareholders. Currently, the Distributor is compensated 0.25% per annum of the Class A shares average daily net assets and 1.00% per annum of the Class B and Class C shares average daily net assets.

9 . A C C O U N T I N G P R O N O U N C E M E N T

In September, 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”, which will expand the disclosure requirements for fair value measurements. The new standard defines fair value as the price that would be received upon the sale of an asset or transfer of a liability in an orderly transaction between market participants. As a basis for considering market participant assumptions in fair value measurements, SFAS 157 also establishes a fair value hierarchy that distinguishes between (1) market participant

T H E K E N S I N G T O N F U N D S

assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and earlier adoption is permitted. Management of the Funds believes that the adoption of SFAS 157 will not have a material impact on the Fund’s financial statements.

In 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on any Fund’s net assets or results of operations.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M

Board of Trustees and Shareholders
The Kensington Funds

We have audited the accompanying statements of assets and liabilities of The Kensington Funds(comprising, respectively, the Real Estate Securities Fund, Strategic Realty Fund, Select Income Fund, International Real Estate Fund, Global Real Estate Fund and Global Infrastructure Fund), including the schedules of portfolio investments, as of December 31, 2007, and the related statements of operations and cash flows for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of The Kensington Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned and securities sold, not yet purchased as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting The Kensington Funds at December 31, 2007, the results of their operations and cash flows for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended, and their financial highlights for each of the five fiscal years in the period then ended, in conformity with U.S. generally accepted accounting principles.

San Francisco, California February 26, 2008

	T H E K E N S I N G T O N F U N D S

	O T H E R D I S C L O S U R E S (unaudited)

	1. P R O X Y V O T I N G P O L I C I E S A N D P R O C E D U R E S

The Investment Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust’s Board of Trustees. You may obtain a description of these procedures, without charge, by calling toll-free 1-800-253-2949. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

	2. P R O X Y V O T I N G R E C O R D

Information regarding how the advisors of the Funds voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-253-2949. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

	3. F O R M N - Q D I S C L O S U R E

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

	4. S U P P L E M E N T A L T A X I N F O R M A T I O N

	The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

	Real Estate Securities	32.72%
	Strategic Realty	37.64%
	Select Income	0.00%
	International Real Estate	6.13%
	Global Real Estate	0.00%
	Global Infrastructure	49.58%

	Q U A L I F I E D D I V I D E N D I N C O M E / D I V I D E N D S R E C E I V E D D E D U C T I O N

For the fiscal year ended December 31, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

	Real Estate Securities	13.36%
	Strategic Realty	41.16%
	Select Income	42.76%
	International Real Estate	30.36%
	Global Real Estate	65.19%
	Global Infrastructure	72.29%

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For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2007 was as follows:

Real Estate Securities	9.10%
Strategic Realty	35.50%
Select Income	41.40%
International Real Estate	0.00%
Global Real Estate	1.40%
Global Infrastructure	11.21%

T H E K E N S I N G T O N F U N D S

D E F I N I T I O N S

Basis Point – A measure that equals one one-hundredth of one percent. For example, 20 basis points equal 0.20%.

Cash Flow – The difference between income and expenditures during a given period of time. A positive cash flow indicates that income exceeds expenses; negative cash flow indicates the opposite.

Correlation – A correlation coefficient is a measure of the interdependence of two random variables that ranges in value from –1 to +1, indicating perfect negative correlation at –1, absence of correlation at zero, and perfect positive correlation at +1.

Standard Deviation – A measure of the degree to which a fund’s return varies from its previous returns or from the average of all similar funds. The larger the standard deviation, the greater the likelihood (and risk) that a security’s performance will fluctuate from the average return.

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F U N D M A N A G E M E N T (Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll free (800) 253-2949.

Name, Address and Age	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

INTERESTED TRUSTEES
John P. Kramer* 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 50	Trustee and President	Since 2003	President, Kensington Investment Group, Inc. (since August 1993)	6	None

NON-INTERESTED TRUSTEES
Frank C. Marinaro 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 46	Trustee	Since 2003	Portfolio Manager, Emery and Howard Portfolio Management (since 1993)	6	None

David R. Pearce 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 48	Trustee	Since 2003	Director of Finance, Weston Nurseries (since 2005) Private Investor, 2005. From 1996 to 2004, Vice President, Chief Financial Officer, and Treasurer, Geerlings & Wade (wine retailer)	6	None

Robert Sablowksy 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 70	Trustee	Since 2006	Senior Vice President since July 2002, and prior thereto, Executive Vice President of Oppenheimer & Co., Inc., formerly Fahnestock & Co., Inc. (a registered broker- dealer).	6	The RBB Fund, Inc.

*	Mr. Kramer is considered to be an “interested person” of the Trust as defined in the 1940 Act due to his employment with Kensington Investment Group, Inc., the Funds’ investment adviser.

**	Trustees hold their position with the Trust until their resignation or removal.

T H E K E N S I N G T O N F U N D S

O F F I C E R S O F T H E T R U S T W H O A R E N O T T R U S T E E S

	Name, Address and Age	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years

	Paul Gray 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 42	Vice President	Since 2003	From 1993 to present, Managing Director of Kensington Investment Group, Inc.

	Craig M. Kirkpatrick 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 45	Vice President	Since 2003	From 1993 to present, Managing Director of Kensington Investment Group, Inc.

	Cynthia M. Yee 4 Orinda Way Suite 200C Orinda, CA 94563 Age: 42	Secretary, Treasurer and Chief Compliance Officer	Since 2003	From 1994 to present, Executive Vice President and Chief Financial Officer of Kensington Investment Group, Inc.

	**			Officers hold their positions with the Trust until a successor has been duly elected and qualified.

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B O A R D   O F   T R U S T E E S   C O N S I D E R A T I O N   O F   T H E   A P P R O V A L   O F   T H E
C O N T I N U A T I O N   O F   T H E   I N V E S T M E N T   A D V I S O R Y   A G R E E M E N T S   F O R   C E R T A I N   O F
T H E   F U N D S

In accordance with the Investment Company Act of 1940, the Board of Trustees is required, on an annual basis, at an in-person meeting of the Board called for such purpose, to consider the continuation of each of the Investment Advisory Agreements with the Adviser. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate, and the duty of the Adviser to furnish, such information as may reasonably be necessary to allow the Board to properly consider the continuation of the Advisory Agreements.

Accordingly, in connection with an in-person meeting held by the Board on December 7, 2007, at which the Board considered the renewal of each of the Advisory Agreements, the Board requested, and the Adviser provided, information and data relevant to the Board’s consideration. This included information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. At such meeting, the Board reviewed relevant information and data provided by the Adviser and the Board met with representatives of the Adviser and discussed with them their investment process, the investment results of the Funds, compensation arrangements for the portfolio managers, brokerage practices used for the Funds, and matters relating to the distribution and marketing of the Funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Adviser that had been provided to them throughout the year in connection with their regular board meetings at which they engage in the ongoing oversight of the Funds and their operations. The Independent Trustees were counseled during this process by independent legal counsel, as such term is defined in the rules under the Investment Company Act of 1940, who reviewed with them their duties and responsibilities with respect to their consideration of the continuation of the Advisory Agreements.

In reviewing the proposed continuation of each of the Advisory Agreements at such meeting, the Board noted the applicable investment objectives, strategies and fee arrangements of each Fund, and noted the Adviser’s specialized investment expertise in the area of real estate securities investing and the types of investment strategies utilized by the Adviser with respect to each of the Funds. In considering the differing fee schedules applicable to each of the Funds, the Board discussed with representatives of the Adviser the Adviser’s reasons for assessing different fees in connection with the Funds, and the Board considered and discussed the fees charged by similar funds in each respective investment category.

The Board then considered information regarding each of the Funds separately and reviewed with the representatives of the Adviser various performance and expense information for each of the Funds, changes in total assets for each of the Funds, the costs of providing services and the profitability to the Adviser of managing and advising each of the Funds, as follows:

1. Kensington Real Estate Securities Fund. The Board first reviewed information and materials regarding the Real Estate Securities Fund, noting the Fund’s fees, expenses and performance results, and compared such information to comparable funds and to the Fund’s relevant benchmark index. The review of Fund performance took into account the performance of the Fund since its inception on December 31, 2002. The Board then engaged in discussions with representatives of the Adviser regarding the Fund in order to review the investment operations of the Fund and the representatives of the Adviser responded to questions from the Board regarding investment matters with respect to the Fund. The Board also considered and discussed the level of assets in the Fund throughout the year.

T H E K E N S I N G T O N F U N D S

2. Kensington Select Income Fund. The Board next reviewed information and materials regarding the Select Income Fund, noting the Fund’s fees, expenses and performance results, and compared such information to comparable funds and to the Fund’s relevant benchmark index. The review of Fund performance took into account the performance of the Fund since its inception on March 31, 2001. The Board then engaged in discussions with representatives of the Adviser regarding the Fund in order to review the investment operations of the Fund and the representatives of the Adviser responded to questions from the Board regarding investment matters with respect to the Fund. The Board members considered the current benchmark index for the Fund in connection with the Fund’s stated investment objective of seeking high current income with the potential for modest long-term growth of capital by investing primarily in real estate securities, and the Board determined that the benchmark selected remained reasonable. The Board also considered and discussed the level of assets in the Fund throughout the year.

3. Kensington Strategic Realty Fund. The Board then reviewed information and materials regarding the Strategic Realty Fund, noting the Fund’s fees, expenses and performance results, and compared such information to comparable funds and to the Fund’s relevant benchmark index. The review of Fund performance took into account the performance of the Fund since its inception on September 15, 1999. In connection with its review of matters with respect to the Fund, the Board considered the terms and conditions of the performance fee arrangement applicable to the Fund and the methodology used to calculate the fee. The Board then engaged in discussions with representatives of the Adviser regarding the Fund in order to review the investment operations of the Fund and the representatives of the Adviser responded to questions from the Board regarding investment matters with respect to the Fund. The Board also considered and discussed the level of assets in the Fund throughout the year.

4. Kensington International Real Estate Fund. The Board next reviewed information and materials regarding the International Real Estate Fund, noting the Fund’s fees, expenses and performance results, and compared such information to comparable funds and to the Fund’s relevant benchmark index. The review of Fund performance took into account the performance of the Fund since its inception on April 28, 2006. The Board then engaged in discussions with representatives of the Adviser regarding the Fund in order to review the investment operations of the Fund and the representatives of the Adviser responded to questions from the Board regarding investment matters with respect to the Fund. The Board also considered and discussed the level of assets in the Fund throughout the year.

The Board then continued with its review of the proposed continuation of each of the Advisory Agreements. Among the factors the Board considered was the overall performance of the Funds relative to the performance of their benchmarks and other mutual funds in each Funds’ peer group on a long-term basis and over shorter time periods. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Advisory Agreements. These factors varied from Fund to Fund, but included one or more of the following: (1) that the Fund’s performance, although lagging in certain recent periods, was strong over the longer term; (2) that the underperformance was attributable, to a significant extent, to investment decisions by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (3) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (4) that the Adviser has taken or is taking steps designed to help improve the Fund’s investment performance. The Board also took note of the relationship between the Adviser and the Funds and the efforts that have been undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds. In addition, the Board compared expenses of each Fund to the expenses of its peers. They noted the

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resources dedicated to the Funds by the Adviser, the range of investment advisory and administrative services provided by the Adviser to the Funds and the level and quality of these services, and in particular, they noted the high quality of the personnel providing these services. The Board also reviewed financial information concerning the Adviser relating to its operation of the Funds, including the overall profitability of the relationship with the Funds to the Adviser. In connection with its review of the profitability of the Adviser with respect to its management of the Funds, the Board reviewed with the Adviser the fact that the Funds are not currently subject to any breakpoints on the advisory fees as assets in the Funds increase. Representatives of the Adviser informed the Board that they would be willing to further review the subject of breakpoints on the investment advisory fees in the future in the event that sufficient assets are accumulated in the Funds that would make economies of scale feasible. The Board also considered information regarding the fees that the Adviser charges other clients for investment advisory services that are similar to the advisory services provided to the Funds. The Board then reviewed the Adviser’s brokerage practices, including its soft dollar arrangements and its best-execution procedures.

In connection with the Board’s consideration of the continuation of the Advisory Agreements, the Board also took into consideration the fact that the Adviser had agreed to extend the term of an Expense Limitation Agreement between the Adviser and each of the Funds pursuant to which the Adviser has agreed to limit the total operating expenses of each class of shares of the Funds in accordance with the conditions set forth in the Expense Limitation Agreement. The Adviser noted its willingness to extend the term of the Expense Limitation Agreement for another full year, until December 31, 2010. The Board considered and discussed the material terms and conditions of the Expense Limitation Agreement and noted that it allows the Adviser to recoup certain previously waived fees under certain circumstances if the total expenses of the subject Fund have been sufficiently reduced as set forth in the Agreement.

In reaching their conclusion with respect to the continuation of the Advisory Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall investment performance of the Funds, the commitment of the Adviser to the successful operation of the Funds, and the level of expenses of the Funds, as well as the continued use by the Adviser of the Expense Limitation Agreement in order to reduce the overall operating expenses of the Funds, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period, subject to the applicable expense limitations on the total operating expenses of the Funds as considered and approved at the meeting.

INVESTMENT ADVISER

Kensington Investment Group, Inc.
4 Orinda Way, Suite 200 C
Orinda, California 94563
(800)253-2949
(925)253-9878 Fax
info@kig.com

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL

Dechert LLP
1775 I Street, NW
Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Suite 1600
560 Mission Street
San Francisco, California 94105-2907

CUSTODIAN

Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

This material does not constitute an offer to sell or a solicitation of an offer to buy any security. This material is authorized for distribution only when preceded or accompanied by a current prospectus for the Kensington Funds. The prospectus contains complete information including charges, expenses and ongoing fees and should be read carefully before investing. Past performance may not be indicative of future results. Investment returns and principal value will fluctuate so shares may be worth more or less than their original cost.

Investments in the Funds are subject to the risks related to direct investment in real estate such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself, the Funds do not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to tolerate changes in the value of their investments.

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Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. David R. Pearce is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2007	FYE 12/31/2006

Audit Fees	$206,000	$133,800
Audit-Related Fees	$0	$0
Tax Fees	$38,700	$24,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

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The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2006	FYE 12/31/2005

Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940

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(the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Kensington Funds

By	/s/ John P. Kramer

John P. Kramer, President

Date	03/05/08

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ John P. Kramer

John P. Kramer, President

Date 03/05/08

By	/s/ Cynthia M. Yee

Cynthia M. Yee, Treasurer

Date 03/05/08

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